                                                                  Exhibit(4)(g)



                           GENERAL MORTGAGE INDENTURE


                                       AND


                                  DEED OF TRUST



                               OHIO EDISON COMPANY


                                       TO


                              THE BANK OF NEW YORK,
                                   AS TRUSTEE

                                   DATED AS OF
                                 January 1, 1998

This document was prepared by:

         John H. Byington, Jr.
         Winthrop, Stimson, Putnam & Roberts
         One Battery Park Plaza
         New York, New York 10004

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
GRANTING CLAUSE FIRST.............................................................................................1


GRANTING CLAUSE SECOND............................................................................................2


GRANTING CLAUSE THIRD.............................................................................................2


GRANTING CLAUSE FOURTH............................................................................................2


EXCEPTED PROPERTY.................................................................................................2


ARTICLE I   DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...............................................5

Section 1.01               General Definitions....................................................................5
                           "Act"..................................................................................5
                           "Adjusted Net Earnings"................................................................5
                           "Affiliate"............................................................................6
                           "Annual Interest Requirements".........................................................6
                           "Appraiser"............................................................................6
                           "Appraiser's Certificate"..............................................................6
                           "Authenticating Agent".................................................................6
                           "Authorized Executive Officer".........................................................6
                           "Authorized Publication"...............................................................6
                           "Authorized Purposes"..................................................................7
                           "Board of Directors"...................................................................7
                           "Board Resolution".....................................................................7
                           "Bonded"...............................................................................7
                           "Bond Register" and "Bond Registrar"...................................................7
                           "Bonds"................................................................................7
                           "Business Day".........................................................................7
                           "Class "A" Bonds"......................................................................7
                           "Class "A" Mortgage"...................................................................7
                           "Commission"...........................................................................7
                           "Company"..............................................................................7
                           "Company Order" or "Company Request"...................................................7
                           "Corporate Trust Office"...............................................................8
                           "Cost".................................................................................8
                           "Customary Exceptions".................................................................8
                           The "date of execution and delivery of this Indenture".................................8

                           "Defaulted Interest"...................................................................8
                           "Discount Bond"........................................................................8
                           "Dollar" or "$"........................................................................8
                           "Eligible Obligations".................................................................8
                           "Engineer".............................................................................8
                           "Engineer's Certificate"...............................................................8
                           "Event of Default".....................................................................9
                           "Excepted Property"....................................................................9
                           "Fair Value"...........................................................................9
                           "Funded Cash"..........................................................................9
                           "Generally Accepted Accounting Principles".............................................9
                           "Governmental Authority"...............................................................9
                           "Government Obligations"...............................................................9
                           "Holder"..............................................................................10
                           "Indenture"...........................................................................10
                           "Independent".........................................................................10
                           "Independent Engineer's Certificate"..................................................10
                           "Interest Payment Date"...............................................................10
                           "Investment Securities"...............................................................10
                           "Lien"................................................................................11
                           "Matured Event of Default"............................................................11
                           "Maturity"............................................................................11
                           "Mortgaged Property"..................................................................11
                           "Net Earnings Certificate"............................................................11
                           "1930 Mortgage".......................................................................11
                           "Officer's Certificate"...............................................................11
                           "Opinion of Counsel"..................................................................11
                           "Outstanding",........................................................................11
                           "Paying Agent"........................................................................12
                           "Periodic Offering"...................................................................13
                           "Permitted Liens".....................................................................13
                           "Person"..............................................................................15
                           "Place of Payment"....................................................................15
                           "Pledged Bonds".......................................................................15
                           "Predecessor Bond"....................................................................15
                           "Prepaid Lien"........................................................................15
                           "Primary Purposes of the Company's Business"..........................................15
                           "Prior Lien"..........................................................................15
                           "Property Additions"..................................................................15
                           "Redemption Date".....................................................................15
                           "Redemption Price"....................................................................15
                           "Regular Record Date".................................................................16
                           "Required Currency"...................................................................16
                           "Responsible Officer".................................................................16
                           "Retired Bonds".......................................................................16
                           "Special Record Date".................................................................16
                           "Stated Interest Rate"................................................................16

                           "Stated Maturity"....................................................................16
                           "Successor Corporation"..............................................................16
                           "Tranche"............................................................................16
                           "Trust Indenture Act"................................................................16
                           "Trustee"............................................................................16
                           "Unbonded"...........................................................................16
                           "United States"......................................................................17
Section 1.02               Bonded, Funded Cash..................................................................17
Section 1.03               Net Earnings Certificate; Adjusted Net Earnings; Annual Interest Requirements........18
Section 1.04               Property Additions; Cost.............................................................20
Section 1.05               Compliance Certificates and Opinions.................................................23
Section 1.06               Form of Documents Delivered to Trustee...............................................24
Section 1.07               Acts of Holders......................................................................24
Section 1.08               Notices, Etc. to Trustee and Company.................................................25
Section 1.09               Notice to Holders of Bonds; Waiver...................................................26
Section 1.10               Conflict with Trust Indenture Act....................................................27
Section 1.11               Effect of Headings and Table of Contents.............................................27
Section 1.12               Successors and Assigns...............................................................27
Section 1.13               Separability Clause..................................................................27
Section 1.14               Benefits of Indenture................................................................27
Section 1.15               Governing Law........................................................................27
Section 1.16               Legal Holidays.......................................................................27
Section 1.17               Investment of Cash Held by Trustee...................................................28
Section 1.18               Approval of Signers..................................................................28

ARTICLE II   BOND FORMS.........................................................................................28

Section 2.01               Forms Generally......................................................................28
Section 2.02               Form of Trustee's Certificate of Authentication......................................29

ARTICLE III   THE BONDS.........................................................................................29

Section 3.01               Amount of Unlimited; Issuable in Series..............................................29
Section 3.02               Denominations........................................................................33
Section 3.03               Execution, Dating, Certificate of Authentication.....................................33
Section 3.04               Temporary Bonds......................................................................33
Section 3.05               Registration, Registration of Transfer and Exchange..................................34
Section 3.06               Mutilated, Destroyed, Lost and Stolen Bonds..........................................35
Section 3.07               Payment of Interest; Interest Rights Preserved.......................................36
Section 3.08               Persons Deemed Owners................................................................37
Section 3.09               Cancellation by Bond Registrar.......................................................37
Section 3.10               Computation of Interest..............................................................37
Section 3.11               Payment to Be in Proper Currency.....................................................37

ARTICLE IV     ISSUANCE OF BONDS................................................................................38
Section 4.01               General..............................................................................38
Section 4.02               Issuance of Bonds on the Basis of Pledged Bonds......................................41
Section 4.03               Issuance of Bonds on the Basis of Property Additions.................................42
Section 4.04               Issuance of Bonds on the Basis of Retired Bonds......................................45
Section 4.05               Issuance of Bonds upon Deposit of Cash with Trustee..................................46

ARTICLE V      REDEMPTION OF BONDS..............................................................................47

Section 5.01               Applicability of Article.............................................................47
Section 5.02               Election to Redeem, Notice to Trustee................................................47
Section 5.03               Selection of Bonds to Be Redeemed....................................................47
Section 5.04               Notice of Redemption.................................................................48
Section 5.05               Bonds Payable on Redemption Date.....................................................49
Section 5.06               Bonds Redeemed in Part...............................................................49

ARTICLE VI     REPRESENTATIONS AND COVENANTS....................................................................49

Section 6.01               Payment of Bonds; Lawful Possession; Maintenance of Lien.............................49
Section 6.02               Maintenance of Office or Agency......................................................50
Section 6.03               Money for Bond Payments to Be Held in Trust..........................................50
Section 6.04               Corporate Existence..................................................................52
Section 6.05               Maintenance of Properties............................................................52
Section 6.06               Payment of Taxes; Discharge of Liens.................................................52
Section 6.07               Insurance............................................................................53
Section 6.08               Recording, Filing, Etc...............................................................55
Section 6.09               Waiver of Certain Covenants..........................................................56
Section 6.10               Statement as to Compliance...........................................................56
Section 6.11               Use of Trust Moneys and Advances by Trustee..........................................56
Section 6.12               Limited Issuance of Class "A" Bonds..................................................57
Section 6.13               Limited Use of Collections for Other Indebtedness....................................57

ARTICLE VII    PLEDGED BONDS; ADDITIONAL CLASS "A" MORTGAGES; DISCHARGE OF CLASS "A" MORTGAGE..................57

Section 7.01               Registration and Ownership of Pledged Bonds..........................................57
Section 7.02               Payments on Pledged Bonds............................................................57
Section 7.03               Surrender of Pledged Bonds...........................................................58
Section 7.04               No Transfer of Pledged Bonds.........................................................58
Section 7.05               Voting of Pledged Bonds..............................................................58
Section 7.06               Designation of Additional Class "A" Mortgages........................................59
Section 7.07               Discharge of Class "A" Mortgage......................................................61

ARTICLE VIII   POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY................................................64

Section 8.01               Quiet Enjoyment......................................................................64
Section 8.02               Dispositions without Release.........................................................64

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
Section 8.03               Release of Mortgaged Property if Bonding Ratio Test Satisfied........................66
Section 8.04               Release of Limited Amount of Mortgaged Property......................................67
Section 8.05               Release of Mortgaged Property Not Subject to a Class "A" Mortgage....................68
Section 8.06               Withdrawal or Other Application of Funded Cash.......................................70
Section 8.07               Release of Property Taken by Eminent Domain, etc.....................................71
Section 8.08               Alternative Release Provision........................................................72
Section 8.09               Disclaimer or Quitclaim..............................................................72
Section 8.10               Miscellaneous........................................................................73

ARTICLE IX   SATISFACTION AND DISCHARGE.........................................................................73

Section 9.01               Satisfaction and Discharge of Bonds..................................................73
Section 9.02               Satisfaction and Discharge of Indenture..............................................75
Section 9.03               Application of Trust Money...........................................................76

ARTICLE X   EVENTS OF DEFAULT; REMEDIES.........................................................................76

Section 10.01              Events of Default....................................................................76
Section 10.02              Acceleration of Maturity; Rescission and Annulment...................................78
Section 10.03              Entry Upon Mortgaged Property........................................................78
Section 10.04              Power of Sale; Suits for Enforcement.................................................79
Section 10.05              Incidents of Sale....................................................................79
Section 10.06              Collection of Indebtedness and Suits for Enforcement by Trustee......................80
Section 10.07              Application of Money Collected.......................................................81
Section 10.08              Receiver.............................................................................82
Section 10.09              Trustee May File Proofs of Claim.....................................................82
Section 10.10              Trustee May Enforce Claims Without Possession of Bonds...............................82
Section 10.11              Limitation on Suits..................................................................83
Section 10.12              Unconditional Right of Holders to Receive Principal, Premium and Interest............83
Section 10.13              Restoration of Rights and Remedies...................................................84
Section 10.14              Rights and Remedies Cumulative.......................................................84
Section 10.15              Delay or Omission Not Waiver.........................................................84
Section 10.16              Control by Holders of Bonds..........................................................84
Section 10.17              Waiver of Past Defaults..............................................................85
Section 10.18              Undertaking for Costs................................................................85
Section 10.19              Waiver of Appraisement and Other Laws................................................85
Section 10.20              Defaults under Class "A" Mortgages...................................................86

ARTICLE XI   THE TRUSTEE........................................................................................86

Section 11.01              Certain Duties and Responsibilities..................................................86
Section 11.02              Notice of Defaults...................................................................86
Section 11.03              Certain Rights of Trustee............................................................87
Section 11.04              Not Responsible for Recitals or Issuance of Bonds....................................88
Section 11.05              May Hold Bonds.......................................................................88
Section 11.06              Money Held in Trust..................................................................88

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
Section 11.07              Compensation and Reimbursement.......................................................89
Section 11.08              Disqualification; Conflicting Interests..............................................90
Section 11.09              Corporate Trustee Required; Eligibility..............................................90
Section 11.10              Resignation and Removal; Appointment of Successor....................................90
Section 11.11              Acceptance of Appointment by Successor...............................................92
Section 11.12              Merger, Conversion, Consolidation or Succession to Business..........................92
Section 11.13              Preferential Collection of Claims Against Company....................................92
Section 11.14              Co-trustees and Separate Trustees....................................................93
Section 11.15              Appointment of Authenticating Agent..................................................94

ARTICLE XII   LISTS OF HOLDERS; REPORTS BY TRUSTEE AND COMPANY..................................................96

Section 12.01              Lists of Holders; Preservation of Information........................................96
Section 12.02              Reports by Trustee and Company.......................................................96

ARTICLE XIII   CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.............................................97

Section 13.01              Company May Consolidate, etc., Only on Certain Terms.................................97
Section 13.02              Successor Corporation Substituted....................................................98
Section 13.03              Extent of Lien Hereof on Property of Successor Corporation...........................99
Section 13.04              Release of Company upon Conveyance or Other Transfer.................................99
Section 13.05              Merger into Company; Extent of Lien Hereof...........................................99

ARTICLE XIV   SUPPLEMENTAL INDENTURES...........................................................................99

Section 14.01              Supplemental Indentures Without Consent of Holders...................................99
Section 14.02              Supplemental Indentures With Consent of Holders.....................................102
Section 14.03              Execution of Supplemental Indentures................................................103
Section 14.04              Effect of Supplemental Indentures...................................................103
Section 14.05              Conformity With Trust Indenture Act.................................................103
Section 14.06              Reference in Bonds to Supplemental Indentures.......................................103

ARTICLE XV   MEETINGS OF HOLDERS; ACTION WITHOUT MEETING.......................................................104

Section 15.01              Purposes for Which Meetings May be Called...........................................104
Section 15.02              Call, Notice and Place of Meetings..................................................104
Section 15.03              Persons Entitled to Vote at Meetings; Record Date...................................105
Section 15.04              Quorum; Action......................................................................105
Section 15.05              Attendance at Meetings; Determination of Voting Rights; Conduct and
                           Adjournment of Meetings.............................................................106
Section 15.06              Counting Votes and Recording Action of Meetings.....................................107
Section 15.07              Action Without Meeting..............................................................107

ARTICLE XVI   IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS, AND DIRECTORS.................................107

Section 16.01              Liability Solely Corporate..........................................................107

                  GENERAL MORTGAGE INDENTURE AND DEED OF TRUST, dated as of January 1, 1998, between OHIO EDISON COMPANY, a corporation of the State of Ohio, the post office address of which is 76 South Main Street, Akron, Ohio 44308, and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of the State of New York, the post office address of which is 101 Barclay Street, New York, New York 10286, as Trustee;


                                   WITNESSETH:

                  WHEREAS, all capitalized terms used in this Indenture have the respective meanings set forth in Article One; and

                  WHEREAS, the Company deems it necessary to borrow and, pursuant to this Indenture, to issue Bonds for its corporate purposes from time to time, and to mortgage and pledge the property hereinafter described to secure payment of the Bonds; and

                  WHEREAS, all acts and things have been done and performed which are necessary to make this Indenture, when duly executed and delivered, a valid and binding mortgage and deed of trust for the security of all Bonds duly issued hereunder and Outstanding from time to time; and the execution and delivery of this Indenture have been in all respects duly authorized.

                  NOW, THEREFORE, to secure the payment of the principal of, premium, if any, and interest, if any, on all Bonds issued and Outstanding under this Indenture when payable in accordance with the provisions thereof and hereof, and to secure the performance by the Company of, and its compliance with, the covenants and conditions of this Indenture, and in consideration of the premises and of One Dollar paid to the Company by the Trustee, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to The Bank of New York, as Trustee, and grants to the Trustee a security interest in, the following:



                              GRANTING CLAUSE FIRST

                  All right, title and interest of the Company in and to property (other than Excepted Property), real, personal and mixed and wherever situated, in any case used or to be used in or in connection with the Primary Purposes of the Company's Business or in the generation or production of electric energy (whether or not such use is the sole use of such property), including without limitation (a) all land, interests in land and other property subject to the Lien of the 1930 Mortgage, recording information with respect to which is set forth in Exhibit A to this Indenture, on the date of execution and delivery of this Indenture, including, without limitation, the property specifically described in Exhibit B to this Indenture; (b) all other lands, easements, servitudes and other rights and interests in or relating to real property or the occupancy or use of the same; (c) all other plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities and other machinery and facilities for the generation of electric energy; (d) all other switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (e) all other lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the transmission or distribution of electric energy; (f) all other buildings, offices, warehouses and other structures; and (g) all other pipes, cables, insulators, ducts, tools, equipment, apparatus and facilities and all other property, of whatever kind and nature, ancillary to or otherwise used or to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Primary Purposes of the Company's Business or in the generation or production of electric energy;


                             GRANTING CLAUSE SECOND


                  Subject to the applicable exceptions permitted by Section 8.10, Section 13.03 and Section 13.05, all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Indenture shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Indenture;



                              GRANTING CLAUSE THIRD


                  Any Excepted Property, and any other property of the Company, real, personal or mixed, not described in Granting Clause First or Granting Clause Second, which may, from time to time after the date of the execution and delivery of this Indenture, by delivery or by one or more indentures supplemental hereto, be subjected to the Lien hereof by the Company or by anyone in its behalf, the Trustee being hereby authorized to receive the same at any time as additional security hereunder; it being understood that any such subjection to the Lien hereof of any Excepted Property or other property as additional security may be made subject to such reservations, limitations or conditions respecting the use and disposition of such property or the proceeds thereof as shall be set forth in such instrument; and




                             GRANTING CLAUSE FOURTH


                  All other property of whatever kind and nature subjected or intended to be subjected to the Lien of this Indenture by any of the terms and provisions hereof;




                                EXCEPTED PROPERTY


                  Expressly excepting and excluding, however, from the Lien and operation of this Indenture the following property of the Company, whether now owned or hereafter acquired (the "Excepted Property"); provided, however, that no such property shall be Excepted Property during such time as the Trustee or any separate trustee or co-trustee appointed under Section 11.14 is in actual possession of the Mortgaged Property pursuant to Section 10.03 hereof if such property is used or to be used in connection with the Primary Purposes of the Company's Business or in the generation or production of electric energy:

                  (a) all cash on hand, in banks or in other financial institutions with which the Company maintains deposits, shares of stock, bonds, notes, evidences of indebtedness and other securities not hereafter paid or delivered to, deposited with, or held by, the Trustee hereunder or required so to be;

                  (b) all contracts, leases and other agreements of whatsoever kind and nature (including pole attachment agreements and joint pole agreements), collections from former, present or future customers that are permitted by applicable law to be applied to, or pledged as security for, the repayment of securities issued by or on behalf of the Company, contract rights, bills, notes and other instruments, accounts receivable, claims, credits, demands, judgments, chooses in action, patents, patent licenses and other patent rights, patent applications, trade names, trademarks and other general intangibles;

                  (c) all permits, licenses and rights (however characterized) granted by any governmental entity with respect to air, water or other types of pollution or pollution credits;

                  (d) all motor vehicles, automobiles, buses, trucks, truck cranes, tractors, trailers and similar vehicles, movable equipment, all rolling stock, railcars, containers and other railroad equipment, all vessels, boats, barges and other marine equipment, all airplanes, airplane engines and flight equipment, and all components, spare parts, accessories, supplies and fuel used or to be used in connection with any of the foregoing;

                  (e) all goods, wares and merchandise acquired for the purpose of sale or lease in the ordinary course of business; all spare parts and tools held for use or consumption in, or in the operation of, any properties of the Company; all equipment and other property held in advance of use thereof for maintenance, replacement or fixed capital purposes; all fuel, materials and supplies and other personal property which are consumable (otherwise than by ordinary wear and tear) in their use in or in connection with the Primary Purposes of the Company's Business or in the generation or production of electric energy; all nuclear fuel, whether or not in a form consumable in the operation of the business of the Company, including separate assemblies of nuclear fuel and components thereof in the forms in which such assemblies and components exist at each stage of the nuclear fuel cycle (that is, the process, whether physical or chemical, by which the component parts of nuclear fuel are processed, enriched, designed or fabricated into assemblies, which, when loaded into a nuclear reactor, are intended to produce heat through the fission or any other process and thereafter are utilized, disengaged, cooled, stored or reprocessed);

                  (f) all office furniture and office equipment; all satellites and other equipment and materials used or to be used in outer space; all business machines; all communications equipment (including telephone equipment); all computer equipment; all record production, storage and retrieval equipment; and all components, spare parts, accessories, programs (other than computer software) and supplies used or to be used in connection with any of the foregoing;

                  (g) all crops, timber, sand, gravel, rocks, earth, natural gas, coal, ore, uranium, gas, oil and other minerals harvested, mined or extracted or otherwise separated from the land, or lying or being upon, within or under any properties of the Company, including the Mortgaged Property, all mineral rights, leases and royalties and income therefrom, and all rights to explore for minerals, and gas or oil wells or any lease or real estate acquired for the purpose of obtaining gas or oil rights;

                  (h) all electric energy, gas, steam, water, ice and other products generated, manufactured or produced by the Company for sale, transmission, distribution or use by the Company;

                  (i)  all leasehold interests and leasehold improvements;

                  (j)  all property, real, personal and mixed, which is:

                  (i) not specifically subjected or required to be subjected to the Lien of this Indenture by any express provision hereof; and

                  (ii) not used or to be used in or in connection with the
                       Primary Purposes of the Company's Business or in the generation or production of electric energy;

                  (k)  the Company's franchise to be a corporation; and

                  (l)  all books and records;

it being understood, however, that (i) the Company may pursuant to Granting Clause Third, subject to the Lien of this Indenture any Excepted Property, whereupon the same shall cease to be Excepted Property and (ii) any property which was Excepted Property and becomes Mortgaged Property, for whatever reason, shall become Mortgaged Property subject to any Liens thereon which exist at the time such property becomes Mortgaged Property.

                  TO HAVE AND TO HOLD all such properties, rights and interests in property granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed or in which a security interest has been granted by the Company in this Indenture or intended or agreed to be so granted, together with all the appurtenances thereto, unto the Trustee and its successors and assigns forever.

                  SUBJECT, HOWEVER, to Permitted Liens and to Liens which have been granted by the Company to other Persons prior to the date of the execution and delivery of this Indenture (including, but not limited to, the Lien of the 1930 Mortgage), and subject also, as to any property hereafter acquired by the Company, to vendors' Liens, purchase money mortgages and other Liens thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Class "A" Mortgage), it being understood that with respect to any of such property which is now or hereafter becomes subject to the Lien of any Class "A" Mortgage, the Lien of this Indenture shall at all times be junior and subordinate to the Lien of such Class "A" Mortgage;

                  BUT IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of all present and future Holders of the Bonds, and to secure the payment of the principal of, premium, if any, and interest, if any, on the Bonds issued and Outstanding under this Indenture when payable in accordance with the provisions thereof and hereof, and to secure the performance by the Company, of, and its compliance with, the covenants and conditions of this Indenture without any preference, priority or distinction of any one Bond over any other Bond by reason of priority in the time of issue or negotiation thereof or otherwise;

                  PROVIDED, HOWEVER, and these presents are made upon the condition, that if the Company shall pay or cause to be paid the principal of, premium, if any, and interest, if any, on the

General Mortgage Indenture & Deed of Trust

Bonds at the times and in the manner therein and herein provided, or shall provide, in the manner permitted hereby, for the payment thereof, and if the Company shall also pay or cause to be paid all other sums payable hereunder by it and perform all of the covenants and comply with all of the conditions of this Indenture, then this Indenture and the estate and rights hereby granted shall cease, terminate and be void; and

                  IT IS HEREBY COVENANTED AND AGREED, by and between the Company and the Trustee, that all Bonds are to be authenticated, delivered and issued, and that all Mortgaged Property is to be held, subject to the further covenants, conditions, uses and trusts hereinafter set forth, and the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successors in trust, for the benefit of all Holders of the Bonds, as follows:


                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION


         Section 1.01  General Definitions.


                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all terms used herein (and which are not specifically defined herein) which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all terms used herein (and which are not specifically defined herein) which are defined in the Uniform Commercial Code (as in effect in the relevant jurisdiction) have the meanings assigned to them therein;

                  (d) the word "or" is not exclusive;

                  (e) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with Generally Accepted Accounting Principles; and

                  (f) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.


                  "Act", when used with respect to any Holder of a Bond, has the meaning specified in Section 1.07(a).

                  "Adjusted Net Earnings" means the amount calculated in accordance with Section 1.03(a); provided, however, that if any of the property of the Company owned by it at the time of the making of any Net Earnings Certificate (a) shall have been acquired during or after any period for which Adjusted Net Earnings of the Company are to be computed, (b) shall not have been acquired in exchange or substitution for property the net earnings of which have been included in the Adjusted Net Earnings of the Company, and (c) had been operated as a separate unit and items of revenue and expense attributable thereto are readily ascertainable, then the net earnings of such property (computed in the manner provided for the computation of the Adjusted Net Earnings of the Company) during such period or such part of such period as shall have preceded the acquisition thereof, to the extent that the same have not otherwise been included in the Adjusted Net Earnings of the Company, shall be so included.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; "Affiliated" has a meaning correlative to the foregoing. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct generally the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Annual Interest Requirements" means the amount calculated in accordance with Section 1.03(b).

                  "Appraiser" means a Person engaged in the business of appraising property or competent to determine the Fair Value or fair market value of the particular property in question, and who or which, unless required to be Independent, may be employed by or Affiliated with the Company.

                  "Appraiser's Certificate" means a certificate signed by an Appraiser; any Appraiser's Certificate which is relied upon by an Independent Engineer, for purposes of an Independent Engineer's Certificate, shall be signed by an Independent Appraiser.

                  "Authenticating Agent" means any Person (which may include the Company or an Affiliate of the Company) authorized by the Trustee to act on behalf of the Trustee to authenticate one or more series of Bonds, or any Tranche thereof.

                  "Authorized Executive Officer" means the Chairman of the Board, the Chief Executive Officer, the President, any Vice President (whether or not his or her title includes a modifier such as "Executive", "Senior" or the like), the Treasurer, the Secretary or any other officer of the Company designated in an Officer's Certificate delivered to the Trustee to be an Authorized Executive Officer.

                  "Authorized Publication" means a newspaper or financial journal of general circulation, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays; or, in the alternative, shall mean such form of communication as may have come into general use for the dissemination of information of similar import. In the event that successive weekly publications in an Authorized Publication are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or in different Authorized Publications. In case, by reason of the suspension of publication of any Authorized Publication, or by reason of any other cause, it shall be impractical without extraordinary expense to make publication of any notice in an Authorized Publication as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall be deemed the equivalent of the required publication of such notice in an Authorized Publication.

                  "Authorized Purposes" means the authentication and delivery of Bonds, the release of property or the withdrawal of cash under any of the provisions of this Indenture.

                  "Board of Directors" duly means either the board of directors of the Company or any authorized committee thereof.

                  "Board Resolution" means a copy of a resolution certified by the Corporate Secretary (or Secretary) or an Assistant Corporate Secretary (or Assistant Secretary) of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Bonded" has the meaning specified in Section 1.02(a).

                  "Bond Register" and "Bond Registrar" have the respective meanings specified in Section 3.05(a).

                  "Bonds" means any bonds authenticated and delivered under this Indenture.

                  "Business Day" when used with respect to a Place of Payment or any other particular location specified in the Bonds or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 3.01.

                  "Class "A" Bonds" means bonds or other obligations now or hereafter issued and Outstanding under the 1930 Mortgage or any other Class "A" Mortgage.

                  "Class "A" Mortgage" means, collectively, the 1930 Mortgage and each other mortgage or deed of trust or similar indenture entered into by any corporation that is subsequently merged into or consolidated with the Company and hereafter designated an additional Class "A" Mortgage in an indenture supplemental hereto executed and delivered in accordance with Section 7.06.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body (if any) performing such duties at such time.

                  "Company" means Ohio Edison Company, a corporation of the State of Ohio, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Order" or "Company Request" means a written order or request signed in the name of the Company by an Authorized Executive Officer and delivered to the Trustee.

                  "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, New York, New York 10286 Attention: Corporate Trust Administration.

                  "Cost" with respect to Property Additions has the meaning specified in Section 1.04(c).

                  "Customary Exceptions" means, with respect to any Opinion of Counsel required to be delivered hereunder, such exceptions to opinions as are customarily expressed in opinions of counsel rendered in connection with similar transactions at the time such Opinion of Counsel is to be delivered and, in any event, shall include exceptions based upon limitations imposed by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting mortgagees' and other creditors' rights, (b) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and (c) laws affecting remedies for the enforcement of security interests.

                  The "date of execution and delivery of this Indenture" means January 1, 1998.

                  "Defaulted Interest" has the meaning specified in Section 3.07(b).

                  "Discount Bond" means any Bond which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 10.02(a).

                  "Dollar" or "$"means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

                  "Eligible Obligations" means:

                  (a) with respect to Bonds denominated in Dollars, Government Obligations; or

                  (b) with respect to Bonds denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Bonds, as contemplated by Section 3.01.


                  "Engineer" means a Person engaged in the engineering profession or otherwise qualified to pass on engineering matters (including, without limitation, a Person licensed as a professional engineer, whether or not then engaged in the engineering profession) or a Person engaged in the business of appraising property or otherwise competent to determine the value of the particular property in question, who, in each case, unless required to be Independent, may be employed by or Affiliated with the Company.

                  "Engineer's Certificate" means a certificate signed by an Authorized Executive Officer and by an Engineer; provided, however, that, in connection with the release of any property from the Lien of this Indenture, the Engineer's Certificate as to the Fair Value of such property, and as to the nonimpairment by reason of such release of the security of this Indenture in contravention of the provisions hereof, shall be made by an Independent Engineer if the Fair Value of such property and of all other property released since the commencement of the then current calendar year, as set forth in the certificates required by this Indenture, is ten percent (10%) or more of the sum of (a) the principal amount of the Bonds at the time Outstanding, and (b) the principal amount of the Class "A" Bonds at the time Outstanding other than Pledged Bonds; but such a certificate of an Independent Engineer shall not be required in the case of any release of property, if the Fair Value thereof as set forth in the certificates required by this Indenture is less than Twenty-five Thousand Dollars ($25,000) or less than one percent (1%) of the sum of (i) the principal amount of the Bonds at the time Outstanding, and (ii) the principal amount of the Class "A" Bonds at the time Outstanding other than Pledged Bonds.

                  "Event of Default" has the meaning specified in Section 10.01.

                  "Excepted Property" has the meaning specified in the "Excepted Property" clause set forth above.

                  "Fair Value" when applied to property means its value as determined without deduction for any Prior Liens upon such property and without deduction to reflect that such property may be of value only to the Company or another operator of the Mortgaged Property as a whole, which value may be determined without physical inspection by use of accounting and engineering records and other data maintained by, or available to, the Company.

                  "Funded Cash" has the meaning specified in Section 1.02(b).

                  "Generally Accepted Accounting Principles" means, with respect to any computation required or permitted under this Indenture, such accounting principles as are generally accepted in the United States at the date of such computation or, at the option of the Company from time to time, at the date of the execution and delivery of this Indenture or any Class "A" Mortgage which then remains in effect; provided, however, that in determining generally accepted accounting principles applicable to the Company for purposes of making any computation required or permitted hereunder, the Company may, but shall not be required to, reflect any accounting pronouncement, order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company.

                  "Governmental Authority" means the government of the United States or any state or territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any thereof, or any department, agency, authority or other instrumentality of any of the foregoing.

                  "Government Obligations" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America, and which are entitled to the benefit of the full faith and credit thereof; and

                  (b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause
(a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company subject to federal or state supervision or examination with a combined capital and surplus of at least $50,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.


                  "Holder" means a Person in whose name a Bond is registered in the Bond Register.

                  "Indenture" means this instrument as originally executed, and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including the terms of particular series of Bonds established as contemplated by
Section 3.01.

                  "Independent" when applied to any Person, means such a Person who (a) does not have any direct material financial interest in the Company or in any other obligor upon the Bonds or in any Affiliate of the Company or of such other obligor, (b) is not connected with the Company or such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or any Person performing similar functions, and (c) who is selected by an Authorized Officer of the Company.

                  "Independent Engineer's Certificate" means a certificate signed by an Independent Engineer.

                  "Interest Payment Date" when used with respect to any Bond, means the Stated Maturity of an installment of interest on such Bond.

                  "Investment Securities" means any of the following obligations or securities on which neither the Company nor an Affiliate thereof is the obligor: (a) Government Obligations; (b) interest bearing deposit accounts (which may be represented by certificates of deposit) in national or state banks (which may include the Trustee or any Paying Agent) having a combined capital and surplus of not less than Ten Million Dollars ($10,000,000), or savings and loan associations having total assets of not less than Forty Million Dollars ($40,000,000); (c) bankers' acceptances drawn on and accepted by commercial banks (which may include the Trustee or any Paying Agent) having a combined capital and surplus of not less than Ten Million Dollars ($10,000,000); (d) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, any state or territory of the United States of America or the District of Columbia, or any political subdivision of any of the foregoing, which are rated in any of the three highest rating categories (without regard to modifiers) by a nationally recognized statistical rating organization; (e) bonds or other obligations of any agency or instrumentality of the United States of America; (f) commercial or finance company paper which is rated in any of the two highest rating categories (without regard to modifiers) by a nationally recognized statistical rating organization; (g) corporate debt securities rated in any of the three highest rating categories (without regard to modifiers) by a nationally recognized statistical rating organization; (h) repurchase agreements with banking or financial institutions having a combined capital and surplus of not less than Ten Million Dollars ($10,000,000) (which may include the Trustee or any Paying Agent) with respect to any of the foregoing obligations or securities; (i) securities issued by any regulated investment company (including any investment company for which the Trustee is the advisor), as defined in Section 851 of the Internal Revenue Code of 1986, as amended, or any successor section of such Code or successor federal statute, provided that the portfolio of such investment company is limited to obligations that are bonds, notes, certificates of indebtedness, treasury bills or other securities now or hereafter issued, which are guaranteed as to principal and interest by the full faith and credit of the United States of America, which portfolio may include repurchase agreements which are fully collateralized by any of the foregoing obligations; and (j) any other obligations or securities which may lawfully and prudently be purchased by the Trustee.

                  "Lien" means any mortgage, pledge, security interest, encumbrance, easement, lease, reservation, restriction, servitude, charge or similar right or lien of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, any filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction, and any uninsured defect or irregularity in record title.

                  "Matured Event of Default" when used with respect to any Class "A" Mortgage, means the occurrence of any default or any other event under such Class "A" Mortgage, and the expiration of the applicable grace period, if any, specified in such Class "A" Mortgage, if the effect of such default or other event is to accelerate, or to permit the acceleration of, the maturity of any amount due under such Class "A" Mortgage.

                  "Maturity" when used with respect to any Bond, means the date on which the principal of such Bond or an installment of principal becomes due and payable as provided in such Bond or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

                  "Mortgaged Property" means as of any particular time all property which at said time is subject, or is intended by the terms of this Indenture to be subject, to the Lien of this Indenture.

                  "Net Earnings Certificate" has the meaning specified in
Section 1.03.

                  "1930 Mortgage" means the Indenture dated August 1, 1930 from the Company to Bankers Trust Company, as from time to time amended and supplemented

                  "Officer's Certificate" means a certificate signed by an Authorized Executive Officer.

                  "Opinion of Counsel" means a written opinion of counsel, who may be employed by or Affiliated with the Company or be counsel to the Company.

                  "Outstanding", when used:

                  (a) with respect to Bonds, means, as of the date of determination, all Bonds theretofore authenticated and delivered under this Indenture, except:

                      (i) Bonds theretofore paid, retired, redeemed, discharged or canceled, or delivered to the Bond Registrar or Trustee for cancellation;

                      (ii) Bonds deemed to have been paid in accordance with
Section 9.01;

                      (iii) Bonds deposited with or held in pledge by the Trustee under any of the provisions of this Indenture, including any so held under any sinking, improvement, maintenance, replacement or analogous fund; and

                      (iv) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture, other than any such Bonds in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Bonds are held by a bona fide purchaser in whose hands such Bonds are valid obligations of the Company;

                  provided, however, that in determining whether or not the Holders of the requisite principal amount of the Bonds Outstanding under this Indenture, or the Outstanding Bonds of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Bonds:

                  (x) Bonds owned by the Company or any other obligor upon the Bonds or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Bonds Outstanding under this Indenture, or all Outstanding Bonds of each such series and each such Tranche, as the case may be, determined without regard to this clause (x)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Bonds which the Trustee knows to be so owned shall be so disregarded; provided, however, that Bonds so owned which have been pledged in good faith may be regarded as Outstanding if it is established to the reasonable satisfaction of the Trustee that the pledgee, and not the Company or any such other obligor or Affiliate of either thereof, has the right so to act with respect to such Bonds and that the pledgee is not the Company or any other obligor upon the Bonds or any Affiliate of the Company or of such other obligor; and

                 (y) the principal amount of a Discount Bond that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 10.02(a); and

                  (b) with respect to Class "A" Bonds, has the meaning specified in the related Class "A" Mortgage; provided, however, that in determining whether the Pledged Bonds constitute a majority in aggregate principal amount of the Class "A" Bonds Outstanding under a Class "A" Mortgage for purposes of
Section 7.05(b), Class "A" Bonds issued after the date of this Indenture (other than Pledged Bonds or Class "A" Bonds issued to replace any mutilated, lost, destroyed or stolen Class "A" Bonds issued prior to the date of this Indenture or to effect exchanges and transfers of Class "A" Bonds issued prior to the date of this Indenture) shall be disregarded and deemed not to be Outstanding.


                  "Paying Agent" means any Person, including the Company or an Affiliate of the Company, authorized by the Company to pay the principal of and premium, if any, or interest, if any, on any Bonds on behalf of the Company.

                  "Periodic Offering" means an offering of Bonds of a series from time to time any or all of the specific terms of which Bonds, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents at or about the time of the issuance of such Bonds.

                  "Permitted Liens" means, at any time, any of the following:

                  (a) the Lien of this Indenture and all Liens and encumbrances junior thereto;

                  (b) Liens for taxes, assessments and other governmental charges or requirements not delinquent or which are currently being contested in good faith by appropriate proceedings;

                  (c) mechanics', workmen's, repairmen's, materialmen's, warehousemen's and carriers' Liens, Liens or privileges of any employees of the Company for salary or wages earned, but not yet payable, and other Liens, including without limitation Liens for worker's compensation awards, arising in the ordinary course of business for charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings;

                  (d) any attachment, judgment and other similar Lien arising in connection with court proceedings (i) in an amount not in excess of the greater of Five Million Dollars ($5,000,000) or three percent (3%) of the principal amount of the sum of (x) the principal amount of Bonds Outstanding at the time such attachment, judgment or Lien arises, and (y) the principal amount of the Class "A" Bonds Outstanding at the time such attachment, judgment or Lien arises, other than Pledged Bonds, or (ii) with respect to which the Company shall (A) in good faith be prosecuting an appeal or other proceeding for review and with respect to which the Company shall have secured a stay of execution pending such appeal or other proceeding, or (B) have the right to prosecute an appeal or other proceeding for review;

                  (e) easements, leases, reservations or other rights of others in, on or over, and laws, regulations and restrictions affecting, and defects and irregularities in record title to, the Mortgaged Property or any part thereof; provided, however, that such easements, leases, reservations, rights, laws, regulations, restrictions, defects and irregularities do not in the aggregate materially impair the use by the Company of the Mortgaged Property considered as a whole for the purposes for which it is held by the Company;

                  (f) any defects or irregularities in title to any rights-of-way or to any real estate used or to be used primarily for right-of-way purposes or held under lease, easement, license or similar right; provided, however, that (i) the Company shall have obtained from the apparent owner of the lands or estates therein covered by any such right-of-way a sufficient right, by the terms of the instrument granting such right-of-way, lease, easement, license or similar right, to the use thereof for the purpose for which the Company acquired the same, (ii) the Company has power under eminent domain, or similar statutes, to remove such defects or irregularities, or (iii) such defects or irregularities may be otherwise remedied without undue effort or expense;

                  (g) Liens securing indebtedness neither created, assumed nor guaranteed by the Company, nor on account of which it customarily pays interest, upon property of the Company, existing at the date of the execution and delivery of this Indenture, or, as to property thereafter acquired, at the time of the acquisition thereof by the Company;

                  (h) leases existing at the date of execution and delivery of this Indenture affecting property owned by the Company at said date and renewals and extensions thereof and leases for a term of not more than fifteen (15) years (including extensions or renewals at the option of the tenant) affecting property acquired by the Company after said date;

                  (i) any Lien vested in any lessor, licensor or permitter for rent to become due or for other obligations or acts to be performed, the payment of which rent or the performance of which other obligations or acts is required under leases, subleases, licenses or permits, so long as the payment of such rent or the performance of such other obligations or acts is not delinquent or is being contested in good faith and by appropriate proceedings;

                  (j) any controls, restrictions, obligations, duties or other burdens imposed by any federal, state, municipal or other law, or by any rule, regulation or order of any Governmental Authority, upon any property of the Company or the operation or use thereof or upon the Company with respect to any of its property or the operation or use thereof or with respect to any franchise, grant, license, permit or public purpose requirement, or any rights reserved to or otherwise vested in any Governmental Authority to impose any such controls, restrictions, obligations, duties or other burdens;

                  (k) Liens granted on air or water pollution control, sewage or solid waste disposal, or other similar facilities of the Company in connection with the issuance of pollution control revenue bonds, in connection with financing the cost of, or the construction or acquisition of, such facilities;

                  (l) any right which any Governmental Authority may have by virtue of any franchise, license, contract or statute to purchase, or designate a purchaser of or order the sale of, any property of the Company upon payment of cash or reasonable compensation therefor or to terminate any franchise, license or other rights or to regulate the property and business of the Company;

                  (m) any Liens which have been bonded for the full amount in dispute or for the payment of which other adequate security arrangements have been made;

                  (n) party-wall agreements and agreements for and obligations relating to the joint or common use of property owned solely by the Company or owned by the Company in common or jointly with one or more parties;

                  (o) Liens securing indebtedness incurred by a Person, other than the Company, which indebtedness has been neither assumed nor guaranteed by the Company nor on which it customarily pays interest, existing on property which the Company owns jointly or in common with such Person or such Person and others, if there is a bar against partition of such property, which would preclude the sale of such property by such other Person or the holder of such Lien without the consent of the Company;

                  (p) Liens in favor of a government or governmental entity securing (i) payments pursuant to a statute (other than taxes and assessments), or (ii) indebtedness incurred to finance all or part of the purchase price or cost of construction of the property subject to such Lien;

                  (q) any other Liens or encumbrances of whatever nature or kind which do not, individually or in the aggregate, materially impair the Lien of this Indenture or the security afforded thereby for the benefit of the Bondholders, as evidenced by an Opinion of Counsel to such effect;

                  (r) any trustee's Lien hereunder; and

                  (s) Prepaid Liens.


                  "Person" means any individual, corporation, association, partnership, joint venture, trust or unincorporated organization or any Governmental Authority.

                  "Place of Payment" when used with respect to the Bonds of any series, or any Tranche thereof, means the place or places, specified as contemplated by Section 3.01, at which, subject to Section 6.02, principal of and premium, if any, and interest, if any, on the Bonds of such series or Tranche are payable upon presentation.

                  "Pledged Bonds" means Class "A" Bonds issued and delivered to, and held by, the Trustee hereunder.

                  "Predecessor Bond" of any particular Bond means every previous Bond evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for the purposes of this definition, any Bond authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Bond shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Bond.

                  "Prepaid Lien" means any Lien securing indebtedness for the payment of which money in the necessary amount (taking into consideration the amount of income reasonably projected to be earned on such amount) shall have been irrevocably deposited in trust with the trustee or other holder of such Lien; provided, however, that if such indebtedness is to be redeemed or otherwise prepaid prior to the stated maturity thereof, any notice requisite to such redemption or prepayment shall have been given in accordance with the mortgage or other instrument creating such Lien or irrevocable instructions to give such notice shall have been given to such trustee or other holder.

                  "Primary Purposes of the Company's Business" means the transmission or distribution of electric energy.

                  "Prior Lien" means each Class "A" Mortgage and any other mortgage, lien, charge, encumbrance, security interest on or in, or pledge of, any Mortgaged Property existing both at and immediately prior to the time of the acquisition by the Company of such Mortgaged Property, or created as a purchase money mortgage on such Mortgaged Property at the time of, or in connection with, its acquisition by the Company, in each case ranking prior to or on a parity with the Lien of this Indenture.

                  "Property Additions" has the meaning specified in Section 1.04(a).

                  "Redemption Date" when used with respect to any Bond to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price" when used with respect to any Bond to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Bonds of any series means the date specified for that purpose as contemplated by Section 3.01.

                  "Required Currency" has the meaning specified in Section 3.11.

                  "Responsible Officer" when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  "Retired Bonds" means any Bonds authenticated and delivered under this Indenture which (a) no longer remain Outstanding by reason of the applicability of subclause (i), (ii) or (iii) of clause (a) in the definition of "Outstanding", (b) have not been made the basis under any of the provisions of this Indenture of one or more Authorized Purposes, and (c) have not been, and are not to be, paid, redeemed, purchased or otherwise retired by the application thereto of Funded Cash.

                  "Special Record Date" for the payment of any Defaulted Interest on the Bonds of any series means a date fixed by the Trustee pursuant to Section 3.07.

                  "Stated Interest Rate" means a rate more than zero at which an obligation by its terms is stated to bear simple interest, which rate may be a variable rate. Any calculation or other determination to be made under this Indenture by reference to the Stated Interest Rate on a Bond shall be made without regard to the effective interest cost to the Company of such Bond and without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other obligation for which such Bond is pledged or otherwise delivered as security.

                  "Stated Maturity" when used with respect to any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal (whether as a result of scheduled amortization or otherwise) or interest is due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).

                  "Successor Corporation" has the meaning set forth in Section 13.01(b).

                  "Tranche" means those Bonds of a series which, as among themselves, have identical terms and the same original date of issuance but which, as to other Bonds of the same series, differ as to one or more terms or have a different original date of issuance.

                  "Trust Indenture Act" means, as of any time, the Trust Indenture Act of 1939, or any successor statute, as in force at such time.

                  "Trustee" means The Bank of New York, a corporation organized and existing under the laws of the State of New York, until a successor Trustee shall have become such with respect to one or more series of Bonds pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Bonds of any series shall mean the Trustee with respect to Bonds of that series.

                  "Unbonded" as applied to Bonds (including Retired Bonds), Class "A" Bonds or Property Additions means that such Bonds, Class "A" Bonds or Property Additions are not Bonded.

                  "United States" means the United States of America, its territories, its possessions and other areas subject to its political jurisdiction.

         Section 1.02  Bonded, Funded Cash.

                  (a) "Bonded" as applied to Bonds (including Retired Bonds), Class "A" Bonds or Property Additions means that such Bonds, Class "A" Bonds or Property Additions are within one or more of the following classes:

                                    (i) the aggregate amount of Property
                  Additions which have been used as a basis for the authentication and delivery of Bonds pursuant to Section 4.03 or the withdrawal of cash pursuant to Section 4.05(c) or
                  Section 8.06(a)(i);

                                    (ii) Bonds which have been used as a basis
                  for the authentication and delivery of Bonds pursuant to
                  Section 4.04 or the withdrawal of cash pursuant to Section 4.05(c) or Section 8.06(a)(ii), and Bonds paid, purchased or redeemed with money used or applied by the Trustee pursuant to
                  Section 8.06(a)(v);

                                    (iii) Bonds, Class "A" Bonds and Property
                  Additions which have been used as the basis of the release of property from the Lien of this Indenture;

                                    (iv) Bonds, Class "A" Bonds and Property
                  Additions which have been allocated or used as a basis for any credit against the requirements of any sinking, improvement, maintenance, replacement or analogous fund for any series or Tranche of Bonds; provided, however, that any such Bonds, Class "A" Bonds or Property Additions so allocated or used shall be reinstated as Unbonded when all of the Bonds of the series or Tranche of Bonds in connection with such fund was established are retired;

                                    (v) Class "A" Bonds which (x) have been used
                  as a basis for the authentication and delivery of Bonds pursuant to Section 4.02 or (y) can not, at the time of determination, be used as a basis for the issuance of Class "A" Bonds under a Class "A" Mortgage; and

                                    (vi) the aggregate amount of Property
                  Additions designated in an Engineer's Certificate delivered to the Trustee pursuant to clause (iii) of Section 7.07(a) to be deemed to have been made the basis of the authentication and delivery of Bonds then Outstanding.

                  (b) "Funded Cash" means:

                                    (i) cash, held by the Trustee hereunder, to
                  the extent that it represents the proceeds of insurance on, or cash deposited in connection with the release of, property, or the proceeds of the release of obligations secured by a purchase money mortgage which obligations have been delivered to the Trustee pursuant to Article Eight and used as a credit in any application for the release of property hereunder, or the proceeds of payment to the Trustee on account of the principal of obligations secured by a purchase money mortgage which obligations have been delivered to it pursuant to Article Eight and used as a credit in any application for the release of property hereunder, all subject, however, to the provisions of Section 8.06(c);

                                    (ii) any cash deposited with the Trustee
                  under Section 4.05; and

                                    (iii) any cash received by the Trustee from
                  the payment of the principal of Pledged Bonds.


         Section 1.03 Net Earnings Certificate; Adjusted Net Earnings; Annual Interest Requirements.



                  A "Net Earnings Certificate" means a certificate signed by an Authorized Executive Officer and an accountant (who may be employed by or Affiliated with the Company), stating:

                  (a) the "Adjusted Net Earnings" of the Company for a period of twelve (12) consecutive calendar months within the eighteen (18) calendar months immediately preceding the first day of the month in which the Company Order requesting the authentication and delivery under this Indenture of Bonds is delivered to the Trustee, specifying:

                           (i) its operating revenues (which may include
                  revenues of the Company subject when collected or accrued to possible refund at a future date);

                           (ii) its operating expenses, excluding (A) expenses
                  for taxes on income or profits and other taxes measured by, or dependent on, net income, (B) provisions for reserves for renewals, replacements, depreciation, depletion or retirement of property (or any expenditures therefor), or provisions for amortization of property, (C) expenses or provisions for interest on any indebtedness of the Company, for the amortization of debt discount, premium, expense or loss on reacquired debt, for any maintenance and replacement, improvement or sinking fund or other device for the retirement of any indebtedness, or for other amortization, (D) expenses or provisions for any non-recurring charge to income or to retained earnings of whatever kind or nature (including without limitation the recognition of expense or impairment due to the non-recoverability of assets or expense), whether or not recorded as a non-recurring charge in the Company's books of account, and (E) provisions for any refund of revenues previously collected or accrued by the Company subject to possible refund;

                           (iii) the amount remaining after deducting the amount
                  required to be stated in such certificate by clause (ii) above from the amount required to be stated therein by clause (i) above;

                           (iv) its other income, net of related expenses
                  (excluding expenses or provisions for any non-recurring charge to the income or retained earnings of the entity which is the source of such other income of whatever kind or nature (including without limitation the recognition of expense or impairment due to the non-recoverability of assets or expense), whether or not recorded and a non-recurring charge in such entity's books of account), which other income may include any portion of the allowance for funds used during construction and other deferred costs (or any analogous amounts) which is not included in "other income" (or any analogous item) in the Company's books of account; and

                           (v) the Adjusted Net Earnings of the Company for such
                  period of twelve (12) consecutive calendar months (being the sum of the amounts required to be stated in such certificate by clauses (iii) and (iv) above); and

                  (b) the "Annual Interest Requirements", being the interest requirements for one year, at the respective Stated Interest Rates, if any, borne prior to Maturity, upon:

                           (i) all Bonds Outstanding hereunder at the date of
                  such certificate, except any for the payment or redemption of which the Bonds applied for are to be issued; provided, however, that, if Outstanding Bonds of any series bear interest at a variable rate or rates, then the interest requirement on the Bonds of such series shall be determined by reference to the rate or rates in effect on the day immediately preceding the date of such certificate;

                           (ii) all Bonds then applied for in pending
                  applications for the original issuance of Bonds, including the application in connection with which such certificate is made; provided, however, that if Bonds of any series are to bear interest at a variable rate or rates, then the interest requirement on the Bonds of such series shall be determined by reference to the rate or rates to be in effect at the time of the initial authentication and delivery of such Bonds; and provided, further, that the determination of the interest requirement on Bonds of a series subject to a Periodic Offering shall be further subject to the provisions of clause
                  (iv) of Section 4.01(a);

                           (iii) all Class "A" Bonds Outstanding under Class "A"
                  Mortgages at the date of such certificate, except any Pledged Bonds and except any for the payment or redemption of which the Bonds applied for are to be issued; provided, however, that, if the Outstanding Class "A" Bonds of any series bear interest at a variable rate or rates, then the interest requirement on the Class "A" Bonds of such series shall be determined by reference to the rate or rates in effect on the day immediately preceding the date of such certificate; and

                           (iv) the principal amount of all other indebtedness
                  (except (A) Pledged Bonds, (B) indebtedness of the Company the repayment of which supports or is supported by other indebtedness included in Annual Interest Requirements pursuant to one of the other clauses of this definition, (C) indebtedness for the payment of which the Bonds applied for are to be issued, and (D) indebtedness secured by a Prepaid Lien prior to the Lien of this Indenture upon property subject to the Lien of this Indenture), outstanding on the date of such certificate and secured by a Lien on a parity with or prior to the Lien of this Indenture upon property subject to the Lien of this Indenture, if such indebtedness has been issued, assumed or guaranteed by the Company or if the Company customarily pays the interest upon the principal thereof or collections from the Company's customers are applied to, or pledged as security for the payment of such interest; provided, however, that if any such indebtedness bears interest at a variable rate or rates, then the interest requirement on such indebtedness shall be determined by reference to the rate or rates in effect on the day immediately preceding the date of such certificate; and provided, further, that any amounts collected by others to be applied to debt service on indebtedness of the Company, and not otherwise treated on the Company's books as revenue, shall be added to the Company's operating revenues when determining Adjusted Net Earnings.

                  In any case where a Net Earnings Certificate is required as a condition precedent to the authentication and delivery of Bonds, such certificate shall be accompanied by a certificate signed by an Independent public accountant if the aggregate principal amount of Bonds then applied for plus the aggregate principal amount of Bonds authenticated and delivered hereunder since the commencement of the then current calendar year (other than those with respect to which a Net Earnings Certificate is not required, or with respect to which a Net Earnings Certificate accompanied by a certificate signed by an Independent public accountant has previously been furnished to the Trustee) is ten percent (10%) or more of the sum of (a) the principal amount of the Bonds at the time Outstanding, and (b) the principal amount of the Class "A" Bonds at the time Outstanding other than Pledged Bonds, which certificate shall provide that such Independent public accountant has reviewed the Net Earnings Certificate and that such Independent public accountant has no knowledge that any statements in such Net Earnings Certificate are not true; but no such certificate need be signed by an Independent public accountant, as to dates or periods not covered by annual reports required to be filed by the Company, with respect to conditions precedent which depend upon a state of facts as of a date or dates or for a period or periods different from that required to be covered by such annual reports.


         Section 1.04  Property Additions; Cost.



                  (a) "Property Additions" means, as of any particular time, any item, unit or element of property which at such time is owned by the Company and is subject to the Lien of this Indenture. Property Additions:

                           (i) need not consist of a specific or completed
                  development, plant, betterment, addition, extension, improvement or enlargement, but may include construction work in progress and property in the process of purchase insofar as the Company shall have acquired legal title to such property, and may include the following:

                                    (A) fractional and other undivided interests
                           of the Company in property owned jointly or in common with other Persons, whether or not there are with respect to such property, other agreements or obligations on the part of the Company, if there is a bar against partition of such property which would preclude the sale of such property by any or all of such other Persons or the holder or holders of any Lien or Liens on the interest of any of such other Persons in such property, without the consent of the Company;

                                    (B) engineering, economic, environmental,
                           financial, geological and legal or other surveys, data processing equipment and software, preliminary to or associated with the acquisition or construction of property included or intended to be included in the Mortgaged Property, provided that any such property is not Excepted Property or, if it is Excepted Property, such property has been subjected to the Lien and operation of this Indenture as provided in Granting Clause Third;

                                    (C) paving, grading and other improvements
                           to, under or upon highways, bridges, parks or other public property of analogous character required for or in connection with the installation or repair of overhead, surface or underground facilities and paid for and used or to be used by the Company, notwithstanding that the Company may not hold legal title thereto;

                                    (D) property located over, on or under
                           property owned by other Persons, including governmental or municipal agencies, bodies or subdivisions, under permits, licenses, easements, franchises and other similar privileges, if the Company shall have the right to remove the same;

                                    (E) intangible property (including any
                           acquisition premium paid in connection with the acquisition of any property), regardless of whether the Cost thereof is permitted to be recorded in the plant account of the Company or is permitted to be recovered by the Company through the rates that it charges its customers; and

                           (ii) may include renewals, replacements and
                  substitution of property not excluded from the definition of "Property Additions" by virtue of clause (iii) below; but

                           (iii) shall not include:

                                    (A) Excepted Property (other than Excepted
                           Property which has been subjected to the Lien and operation of this Indenture as provided in Granting Clause Third); or

                                     (B) any property the cost of acquisition or
                           construction of which is properly chargeable to an operating expense account of the Company.

                  (b) When any Property Additions are certified to the Trustee as the basis of any Authorized Purpose (except as otherwise provided in Section 8.06):

                           (i) there shall be deducted from the Cost or Fair
                  Value thereof to the Company, as the case may be (as of the date so certified), an amount (which amount shall not be less than zero) equal to the Cost (or as to Property Additions of which the Fair Value to the Company at the time the same became Property Additions was less than the Cost as determined pursuant to subsection (c) of this Section, then such Fair Value in lieu of Cost) of all Property Additions retired on and after the date of this Indenture (other than the Property Additions, if any, in connection with the application for release of which such certificate is filed), minus the aggregate Cost of all Property Additions acquired or constructed by the Company which are included in the Mortgaged Property after the date of this Indenture; and

                           (ii) there may, at the option of the Company, be
                  added to the Cost of Property Additions acquired or constructed by the Company which are included in the Mortgaged Property after the date of this Indenture, the sum of:

                                    (A) the principal amount of any obligations
                           secured by a purchase money mortgage and any cash (other than proceeds of such purchase money obligations), not already included in such Cost, received by the Trustee representing the proceeds of insurance on, or of the release or other disposition of, Property Additions retired; and

                                    (B) the principal amount of any Bond or
                           Bonds, or portion of such principal amount, not already included in such Cost, the right to the authentication and delivery of which under the provisions of Section 4.04 and subclause (B) of clause (iii) of Section 8.05(a) shall at any time theretofore have been waived as the basis of the release of Property Additions retired.

                  (c) The term "Cost" with respect to Property Additions made the basis for one or more Authorized Purposes shall mean the sum of (i) any cash or its equivalent forming a part of such Cost, plus all costs and allowances for funds used during the construction thereof and other deferred costs relating to such construction, but only to the extent of the greater of the amount permitted by Generally Accepted Accounting Principles or the amount permitted by accounting regulations or orders issued by any governmental regulatory commission, (ii) an amount equivalent to the fair market value in cash (as of the date of delivery) of any securities or other property delivered in payment therefor or for the acquisition thereof and (iii) the principal amount of any indebtedness incurred or assumed as all or part of the Cost to the Company of such Property Additions; provided, however, that, notwithstanding any other provision of this Indenture, in any case where Property Additions shall have been acquired (otherwise than by construction) by the Company without any consideration consisting of cash, securities or other property or the incurring or assumption of indebtedness, no determination of Cost shall be required, and wherever in this Indenture provision is made for Cost or Fair Value, the Cost, in such case, shall mean an amount equal to the greater of (x) the Fair Value thereof, or (y) the book value of such acquired Property Additions at the time of the acquisition thereof.

                  (d) If any Property Additions are shown by the Engineer's Certificate provided for in clause (ii) of Section 4.03(b) to include property which has been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company, the Cost thereof may include the amount of cash or the value of any portion of the securities paid or delivered for any goodwill or going concern value rights simultaneously acquired for which no separate or distinct consideration shall have been paid or apportioned, and in such case the term Property Additions as defined herein may include such goodwill and going concern value rights, regardless of whether such Cost is permitted to be recorded in the plant account of the Company or is permitted to be recovered by the Company through the rates that it charges its customers.

                  (e) For the purposes of the deductions required by this Section, the Cost or the Fair Value to the Company of Property Additions retired shall be the Cost or the Fair Value thereof to the Company at the time such property became Property Additions.

                  (f) All Property Additions which shall be retired, abandoned, destroyed, released or otherwise disposed of (including damaged or destroyed Property Additions (or portions thereof) for which the Company shall have received proceeds pursuant to Section 6.07(b) but with respect to which the Company shall have elected not to rebuild or repair) shall for the purpose of this Section 1.04 be deemed Property Additions retired and for other purposes of this Indenture shall thereupon cease to be Property Additions, but may at any time thereafter again become Property Additions as provided in this Indenture. Neither any reduction in the Cost or book value of property recorded in the plant account of the Company, nor the transfer of any amount appearing in such account to intangible or adjustment accounts, otherwise than in connection with actual retirements of physical property abandoned, destroyed, released or disposed of, and otherwise than in connection with the removal of such property in its entirety from the plant account, shall be deemed to constitute a retirement of Property Additions.


         Section 1.05  Compliance Certificates and Opinions.

                  (a) Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, it being understood that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                            (i) a statement that each individual or counsel
                  signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                             (ii) a brief statement as to the nature and scope
                  of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                             (iii) a statement that, in the opinion of each such
                  individual or counsel, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                             (iv) a statement as to whether, in the opinion of
                  each such individual or counsel, such condition or covenant has been complied with.

                  (c) Any Opinion of Counsel provided for herein may be based, insofar as it relates to factual matters, upon statements made by the Company in documents filed with any governmental regulatory commission or upon a certificate or opinion of, or representations by, an officer or officers of the Company, unless, in the case of such a certificate or opinion, such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. If, in order to render any Opinion of Counsel provided for herein, the signer thereof shall deem it necessary that additional facts or matters be stated in any Engineer's Certificate provided for herein, then such Engineer's Certificate may state all such additional facts or matters as the signer of such Opinion of Counsel may request. In addition, in giving any Opinion of Counsel provided for herein, counsel may rely upon (i) prior opinions of counsel for the Company, (ii) opinions of special counsel for the Company and its subsidiaries, (iii) opinions of in-house counsel for any of the Company's divisions or subsidiaries, and (iv) title insurance policies, title insurance commitments and reports, lien search certificates and other similar evidences of the existence of liens on property.


         Section 1.06  Form of Documents Delivered to Trustee.

                  (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous.

                  (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


         Section 1.07  Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Bond, shall be sufficient for any purpose of this Indenture and (subject to Section 11.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 15.06.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority.

                  (c) The principal amount (except as otherwise contemplated in clause (y) of the proviso to clause (a) of the definition of "Outstanding") and serial numbers of Bonds held by any Person, and the date of holding the same, shall be proved by the Bond Register.

                  (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Bond and the Holder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Bond.

                  (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Bonds for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of the Holder may be revoked with respect to any or all of such Bonds by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

                  (f) Bonds of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Bonds of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Bonds of such series or Tranche.

                  (g) If the Company shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Company Order, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the Outstanding Bonds have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Bonds shall be computed as of the record date.


         Section 1.08  Notices, Etc. to Trustee and Company.

                  (a) Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the

Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise expressly provided herein) if the same shall be in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by telecopy or other direct written electronic means, or transmitted by registered or certified mail or reputable overnight courier, charges prepaid to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

                           If to the Trustee, to:

                           The Bank of New York
                           101 Barclay Street - 21 West
                           New York, New York 10286
                           Attention:  Corporate Trust Administration


                           If to the Company, to:

                           Ohio Edison Company
                           76 South Main Street
                           Akron, Ohio  44308
                           Attention:  Corporate Secretary

                  (b) Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by telecopy or other direct written electronic means, on the date of transmission, and if transmitted by registered or certified mail or reputable overnight courier, on the date of receipt.


         Section 1.09  Notice to Holders of Bonds; Waiver.

                  (a) Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

                  (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

                  (c) Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         Section 1.10  Conflict with Trust Indenture Act.

                  If any provision of this Indenture limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by Section 318(c) thereof, or any successor section of such Act, such required provision shall control.


         Section 1.11  Effect of Headings and Table of Contents.

                  The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.


         Section 1.12  Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


         Section 1.13  Separability Clause.

                  In case any provision in this Indenture or the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


         Section 1.14  Benefits of Indenture.

                  Nothing in this Indenture or the Bonds, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.


         Section 1.15  Governing Law.

                  This Indenture and the Bonds shall be governed by and construed in accordance with the laws of the State of Ohio, except (a) to the extent that the law of any other jurisdiction shall be mandatorily applicable,
(b) to the extent that perfection and the effect of perfection of the Lien of this Indenture may be governed by the laws of states other than the State of Ohio as provided by law, and (c) that the rights, duties, obligations, privileges and immunities of the Trustee shall be governed by the laws of the State of New York, in the case of The Bank of New York, and of the jurisdiction in which the Corporate Trust Office of the Trustee is located in all other cases.


         Section 1.16  Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Bond shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Bonds other than a provision in Bonds of any series, or any Tranche thereof, or in the indenture supplemental hereto which establishes the terms of such Bonds or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.


         Section 1.17  Investment of Cash Held by Trustee.

                  Any cash held by the Trustee or any Paying Agent under any provision of this Indenture shall, except as otherwise provided in Article Nine, at the request of the Company evidenced by Company Order, be invested or reinvested in Investment Securities designated by the Company, and any interest on such Investment Securities shall be promptly paid over to the Company as received free and clear of the Lien of this Indenture or any Lien arising by or through the Trustee; provided, however, that following the occurrence and during the continuance of an Event of Default, the Trustee shall not pay such interest over to the Company, but shall instead hold such interest as part of the Mortgaged Property. Such Investment Securities shall be held subject to the same provisions hereof as the cash used to purchase the same, but upon a like request of the Company shall be sold, in whole or in designated part, and the proceeds of such sale shall be held subject to the same provisions hereof as the cash used to purchase the Investment Securities so sold. If such sale shall produce a net sum less than the cost of the Investment Securities so sold, the Company shall pay to the Trustee or any such Paying Agent, as the case may be, such amount in cash as, together with the net proceeds from such sale, shall equal the cost of the Investment Securities so sold, and if such sale shall produce a net sum greater than the cost of the Investment Securities so sold, the Trustee or any such Paying Agent, as the case may be, shall promptly pay over to the Company an amount in cash equal to such excess, free and clear of any Lien.


         Section 1.18  Approval of Signers.

                  The acceptance by the Trustee of any document, the signer of which is required by some provision hereof to be approved by the Trustee, shall be sufficient evidence of its approval of the signer within the meaning of this Indenture.



                                   ARTICLE II

                                   BOND FORMS


         Section 2.01  Forms Generally.

                  (a) The definitive Bonds of each series shall be in substantially the form or forms thereof established in the indenture supplemental hereto establishing such series, or in a Board Resolution establishing such series, or in an Officer's Certificate pursuant to a supplemental indenture or Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution of such Bonds. If the form or forms of Bonds of any series are established in a Board Resolution or in an Officer's Certificate pursuant to a Board Resolution, such Board Resolution and Officer's Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by clause (ii) of Section 4.01(a) for the authentication and delivery of such Bonds.

                  (b) Except as may be otherwise provided pursuant to Section
3.01 or Section 1401(a)(vii), Bonds of each series shall be issuable in registered form without coupons. The definitive Bonds shall be produced in such manner as shall be determined by the officers executing such Bonds, as evidenced by their execution thereof.


         Section 2.02  Form of Trustee's Certificate of Authentication.

                  The Trustee's certificate of authentication shall be in substantially the form set forth below:

                  This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.
                                          ---------------------------
                                              as Trustee


                                          By:
                                             ------------------------
                                              Authorized Signatory




                                   ARTICLE III

                                    THE BONDS


         Section 3.01  Amount of Unlimited; Issuable in Series.

                  (a) The aggregate principal amount of Bonds which may be authenticated and delivered under this Indenture shall be unlimited.

                  (b) The Bonds may be issued in one or more series, each of which series may be issued in Tranches. Subject to subsection (c) of this Section, there shall be established in one or more indentures supplemental hereto, or in a Board Resolution, or in an Officer's Certificate pursuant to an indenture supplemental hereto or a Board Resolution, prior to the issuance of Bonds of any series:

                                    (i) the title of the Bonds of such series
                  (which title shall distinguish the Bonds of such series from Bonds of all other series);

                                    (ii) any limit upon the aggregate principal
                  amount of the Bonds of such series which may be authenticated and delivered under this Indenture (except for Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Bonds of such series pursuant to Section 3.04, 3.05, 3.06, 5.06 or 14.06 and except for any Bonds which, pursuant to Section 3.03(e), are deemed never to have been authenticated and delivered hereunder);

                                    (iii) the Person (without specific
                  identification) to whom interest on the Bonds of such series, or any Tranche thereof, shall be payable on any Interest Payment Date, if other than the Person in whose name that Bond (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest;

                                    (iv) the date or dates on which the
                  principal of the Bonds of such series (including any scheduled amortization payments payable prior to the final Maturity of the Bonds), or any Tranche thereof, is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside this Indenture or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension);

                                    (v) the rate or rates at which the Bonds of
                  such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal, premium or interest shall bear interest, if any), or any method or methods by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on the Bonds on any Interest Payment Date; and the basis of computation of interest, if other than as provided in Section 3.10;

                                    (vi) the place or places where and/or manner
                  or method by which (A) the principal of (including installments of principal, if any, payable prior to the final Maturity of the Bonds) and premium, if any, and interest, if any, on the Bonds of such series, or any Tranche thereof, shall be payable upon presentation thereof (and, if payments of principal are to be paid prior to the final Maturity thereof, the method, if any, of evidencing the payment of such principal amounts), (B) Bonds of such series, or any Tranche thereof, may be surrendered for registration of transfer, (C) Bonds of such series, or any Tranche thereof, may be surrendered for exchange, and (D) notices and demands to or upon the Company in respect of the Bonds of such series, or any Tranche thereof, and this Indenture may be served;

                                    (vii) the period or periods within which,
                  the price or prices at which and the terms and conditions upon which the Bonds of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company and any notice to be given in connection therewith (if other than as provided in Section 504);

                                    (viii) the obligation, if any, of the
                  Company to redeem or purchase the Bonds of such series, or any Tranche thereof, pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which such Bonds shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                                    (ix) the denominations in which Bonds of
                  such series, or any Tranche thereof, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

                                    (x) the currency or currencies, including
                  composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Bonds of such series, or any Tranche thereof, shall be payable (if other than in Dollars); provided, however, that, unless otherwise expressly provided herein, for purposes of calculations under this Indenture (including calculations of Annual Interest Requirements contemplated by Section 1.03 and calculations of principal amount under Article Four), any amounts denominated in a currency other than Dollars or in a composite currency shall be converted to Dollar equivalents by calculating the amount of Dollars which could have been purchased by the amount of such other currency based (A) on the average of the mean of the buying and selling spot rates quoted by three banks which are members of the New York Clearing House Association selected by the Company in effect at 11:00 A.M. (New York time) in The City of New York on the fifth Business Day preceding the date of such calculation, or (B) if on such fifth Business Day it shall not be possible or practical to obtain such quotations from such three banks, on such other quotations or alternative methods of determination as shall be selected by an Authorized Executive Officer and which shall be reasonably acceptable to the Trustee;

                                    (xi) if the principal of or premium, if any,
                  or interest, if any, on the Bonds of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Bonds are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                                    (xii) if the principal of or premium, if
                  any, or interest, if any, on the Bonds of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the method by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made; provided, however, that, notwithstanding any provision of this Indenture to the contrary, for purposes of calculations under this Indenture (including without limitation calculations under Article Four), any such election shall be disregarded;

                                    (xiii) if the amount of payments of
                  principal of or premium, if any, or interest, if any, on the Bonds of such series, or any Tranche thereof, may be determined with reference to an index, formula or other method or other fact or event ascertainable outside of this Indenture, the manner in which such amounts shall be determined;

                                    (xiv) if other than the principal amount
                  thereof, the portion of the principal amount of Bonds of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 10.02(a);

                                    (xv) the terms, if any, pursuant to which
                  the Bonds of such series, or Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

                                    (xvi) the obligations or instruments, if
                  any, which shall be considered Eligible Obligations in respect of the Bonds of such series, or any Tranche thereof, denominated in a currency other than Dollars or in a composite currency, and any additional or alternative provisions for the reinstatement of the Company's indebtedness in respect of such Bonds after the satisfaction and discharge thereof as provided in Section 9.01;

                                    (xvii) if a service charge will be made for
                  the registration of transfer or exchange of Bonds of such series, or any Tranche thereof, the amount or terms thereof;

                                    (xviii) any exceptions to Section 1.16, or
                  variation in the definition "Business Day", with respect to the Bonds of such series, or any Tranche thereof;

                                    (xix) the terms of any sinking, improvement,
                  maintenance, replacement or analogous fund for any series;

                                    (xx) if the Bonds of a series are to be
                  issued in global form, (A) any limitations on the rights of the Holder or Holders thereof to transfer or exchange such Bonds or to obtain the registration of transfer thereof, (B) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor, and (C) any and all other matter incidental to the issuance of such Bonds in global form;

                                    (xxi) if the Bonds of a series are to be
                  issuable in bearer form, any and all matters incidental to the form or ownership of such Bonds not specifically addressed in a supplemental indenture pursuant to clause (vii) of Section 14.01(a); and

                                    (xxii) any other terms of the Bonds of such
                  series, or any Tranche thereof, not inconsistent with the provisions of this Indenture.

                  (c) With respect to Bonds of a series subject to a Periodic Offering, the indenture supplemental hereto or the Board Resolution, or Officer's Certificate pursuant to an indenture supplemental hereto or Board Resolution, as the case may be, which establishes such series may provide general terms or parameters for Bonds of such series and provide either that the specific terms of particular Bonds of such series shall be specified in a Company Order or that such terms shall be determined by the Company or its agent in accordance with a Company Order as contemplated by clause (ii) of Section 4.01(a).

         Section 3.02  Denominations.

                  Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Bonds, the Bonds of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.


         Section 3.03  Execution, Dating, Certificate of Authentication.

                  (a) The Bonds shall be executed on behalf of the Company by an Authorized Executive Officer, and may have the corporate seal of the Company affixed thereto or reproduced thereon and attested by any other Authorized Executive Officer. The signature of any or all of these officers on the Bonds may be manual or facsimile.

                  (b) Bonds bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds or did not hold such offices at the date of such Bonds.

                  (c) Each Bond shall be dated the date of its authentication.

                  (d) If the form or terms of the Bonds of any series have been established by or pursuant to a Board Resolution as permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Bonds if the issuance of such Bonds pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Bonds and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  (e) No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Bond shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, and the Company shall deliver such Bond to the Bond Registrar for cancellation or shall cancel such Bond and deliver evidence of such cancellation to the Trustee, together with a written statement (which need not comply with Section 1.05 and need not be accompanied by an Opinion of Counsel) stating that such Bond has never been issued and sold by the Company, for all purposes of this Indenture such Bond shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.


         Section 3.04  Temporary Bonds.

                  (a) Pending the preparation of definitive Bonds of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Bonds which are printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Bonds in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Bonds may determine, as evidenced by their execution of such Bonds, provided, however, that temporary Bonds need not recite specific redemption, sinking fund, conversion or exchange provisions.

                  (b) After the preparation of definitive Bonds of such series, the temporary Bonds of such series shall be exchangeable for definitive Bonds of such series upon surrender of the temporary Bonds of such series at the office or agency of the Company maintained pursuant to Section 6.02 in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Bonds of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor definitive Bonds of the same series, of authorized denominations and of like tenor and aggregate principal amount.

                  (c) Until exchanged in full as hereinabove provided, the temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as definitive Bonds of the same series and Tranche and of like tenor authenticated and delivered hereunder.


         Section 3.05  Registration, Registration of Transfer and Exchange.

                  (a) The Company shall cause to be kept in each office designated pursuant to Section 6.02 a register (all registers kept in accordance with this Section being collectively referred to herein as the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Bonds and the registration of transfer thereof. All Persons maintaining a Bond Register are referred to herein collectively as the "Bond Registrar." Anything herein to the contrary notwithstanding, the Company may designate one or more of its offices as an office in which the Bond Register shall be maintained, in which event the Company shall act as Bond Registrar. The Bond Register shall be open for inspection by the Trustee and the Company at all reasonable times. The Trustee, if not a Bond Registrar, shall be entitled to receive and shall be fully protected in relying upon a certificate of a Bond Registrar as to the names and addresses of the holders of Bonds and the principal amounts and numbers of such Bonds.

                  (b) Upon surrender for registration of transfer of any Bond at the office or agency of the Company maintained pursuant to Section 6.02 in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

                  (c) At the option of the Holder, any Bond may be exchanged for one or more new Bonds of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Bonds to be exchanged at any such office or agency. Whenever any Bonds are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Bonds which the Holder making the exchange is entitled to receive.

                  (d) All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

                  (e) Every Bond presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company and the Bond Registrar or any transfer agent duly executed by the Holder thereof or his attorney duly authorized in writing.

                  (f) Unless otherwise provided in the indenture supplemental hereto, a Board Resolution or Officer's Certificate pursuant to a supplemental indenture or a Board Resolution with respect to Bonds of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Bonds, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Bonds, other than exchanges pursuant to Section 3.04, 5.06 or 14.06 not involving any transfer.

                  (g) The Company shall not be required to issue and the Bond Registrar shall not be required to register the transfer of or to exchange (a) Bonds of any series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Bonds of such series called for redemption, or (b) any Bond so selected for redemption in whole or in part, except the unredeemed portion of any Bond being redeemed in part.


         Section 3.06  Mutilated, Destroyed, Lost and Stolen Bonds.

                  (a) If any mutilated Bond is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Bond of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  (b) If there shall be delivered to the Company and the Trustee
(i) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Bond, and (ii) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Bond has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Bond, a new Bond of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  (c) Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Bond has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Bond, pay such Bond.

                  (d) Upon the issuance of any new Bond under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

                  (e) Every new Bond of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and any such new Bond shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds of such series duly issued hereunder.

                  (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.


         Section 3.07  Payment of Interest; Interest Rights Preserved.

                  (a) Unless otherwise provided as contemplated by Section 3.01 with respect to the Bonds of any series, or any Tranche thereof, interest on any Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Bond (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest.

                  (b) Any interest on any Bond of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below.

                           (i) The Company may elect to make payment of any
                  Defaulted Interest to the Persons in whose names the Bonds of such series (or their respective Predecessor Bonds) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Bond of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause (i). Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Bonds of such series at the address of such Holder as it appears in the Bond Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Bonds of such series (or their respective Predecessor Bonds) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).

                           (ii) The Company may make payment of any Defaulted
                  Interest on the Bonds of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this clause (ii), such manner of payment shall be deemed practicable by the Trustee.

                  (c) Subject to the foregoing provisions of this Section and
Section 3.05, each Bond delivered under this Indenture upon registration of, transfer of, or in exchange for, or in lieu of, any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond.


         Section 3.08  Persons Deemed Owners.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Bond, issued in registered form without coupons, is registered as the absolute owner of such Bond for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 3.05 and 3.07) interest, if any, on such Bond and for all other purposes whatsoever, whether or not such Bond be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


         Section 3.09  Cancellation by Bond Registrar.

                  All Bonds surrendered for payment, redemption, registration of transfer or exchange, or upon purchase or other acquisition by or on behalf of the Company, shall, if surrendered to any Person other than the Bond Registrar, be delivered to the Bond Registrar and, if not theretofore canceled, shall be promptly canceled by the Bond Registrar. The Company may at any time deliver to the Bond Registrar for cancellation any Bonds previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Bonds so delivered shall be promptly canceled by the Bond Registrar. No Bonds shall be authenticated in lieu of or in exchange for any Bonds canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Bonds held by the Bond Registrar shall be disposed of in accordance with a Company Order and the Bond Registrar shall promptly deliver a certificate of disposition to the Company unless, by a Company Order, the Company shall direct that canceled Bonds be returned to it. The Bond Registrar shall promptly deliver evidence of any cancellation of a Bond in accordance with this Section to the Trustee and the Company.


         Section 3.10  Computation of Interest.

                  Except as otherwise specified as contemplated by Section 3.01 for Bonds of any series, or any Tranche thereof, interest (if any) on the Bonds of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.


         Section 3.11  Payment to Be in Proper Currency.

                  In the case of any Bonds denominated in any currency other than Dollars or in a composite currency (the "Required Currency"), except as otherwise provided therein, the obligation of the Company to make any payment of the principal thereof, or the premium, if any, or interest, if any, thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.



                                   ARTICLE IV

                                ISSUANCE OF BONDS


         Section 4.01  General.

                  (a) Subject to the provisions of Section 4.02, 4.03, 4.04 or 4.05, whichever may be applicable, the Trustee shall authenticate and deliver Bonds of a series, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

                                    (i) if the terms of such series are
                  established in an indenture supplemental hereto or in a Board Resolution, or in an Officer's Certificate pursuant to an indenture supplemental hereto or Board Resolution, such indenture supplemental hereto or Board Resolution, or such Officer's Certificate and the related indenture supplemental hereto or Board Resolution;

                                    (ii) a Company Order requesting the
                  authentication and delivery of such Bonds and, to the extent that the terms of such Bonds shall not have been established in an indenture supplemental hereto which established such series, in a Board Resolution or in an Officer's Certificate pursuant to an indenture supplemental hereto or Board Resolution, all as contemplated by Section 3.01, either establishing such terms or, in the case of Bonds of a series subject to a Periodic Offering, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing);

                                    (iii) the Bonds of such series or Tranche,
                  executed on behalf of the Company as provided herein;

                                    (iv) a Net Earnings Certificate showing the
                  Adjusted Net Earnings of the Company for the period therein specified to have been not less than an amount equal to two
                  (2) times the Annual Interest Requirements therein specified, all in accordance with the provisions of Section 1.03; provided, however, that the Trustee shall not be entitled to receive a Net Earnings Certificate hereunder if the Bonds of such series are to have no Stated Interest Rate prior to Maturity; and provided, further, that, with respect to Bonds of a series subject to a Periodic Offering, other than Bonds theretofore authenticated and delivered, (A) it shall be assumed in the Net Earnings Certificate delivered in connection with the authentication and delivery of Bonds of such series that none of the Bonds of such series not yet authenticated and delivered shall have a Stated Interest Rate in excess of a maximum rate to be stated therein, and thereafter no Bonds of such series which would have a Stated Interest Rate at the time of the initial authentication and delivery thereof in excess of such maximum rate shall be authenticated and delivered under the authority of such Net Earnings Certificate but instead shall only be authenticated and delivered under the authority of a new Net Earnings Certificate which complies with the requirements of this clause (iv), including the proviso relating to Bonds of a series subject to a Periodic Offering, and (B) so long as the Stated Interest Rate that Bonds of a series subject to a Periodic Offering bear at the time of the initial authentication and delivery thereof does not exceed the maximum rate assumed in the most recent Net Earnings Certificate delivered with respect to the Bonds of such series, the Trustee shall not be entitled to receive a new Net Earnings Certificate at the time of any subsequent authentication and delivery of the Bonds of such series (unless such Bonds are authenticated and delivered on or after the date which is two years after the most recent Net Earnings Certificate with respect to such series was delivered pursuant to this clause (iv), in which case this subclause (B) shall not apply);

                                   (v) an Opinion of Counsel to the effect that:

                                        (A) the forms of such Bonds have been
                           duly authorized by the Company and have been established in conformity with the provisions of this Indenture;

                                        (B) the terms of such Bonds have been
                           duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and

                                        (C) such Bonds, when authenticated and
                           delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject to the Customary Exceptions;

                  provided, however, that, with respect to Bonds of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication and delivery of Bonds of such series and that the opinions described in subclauses (B) and (C) of clause (v) above may state, respectively:

                                            (1) that, when the terms of such
                           Bonds shall have been established pursuant to a Company Order or Orders or pursuant to such procedures as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the indenture supplemental hereto delivered pursuant to clause (i) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

                                            (2) that such Bonds, when
                           authenticated and delivered by the Trustee in accordance with this Indenture and the Company Order or Orders or the specified procedures referred to in subclause (1) above and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject to the Customary Exceptions;

                                    (vi) an Officer's Certificate to the effect
                  that, to the knowledge of the signer, no Event of Default, or event which with lapse of time would constitute an Event of Default, has occurred and is continuing; provided, however, that with respect to Bonds of a series subject to a Periodic Offering, either (A) such an Officer's Certificate shall be delivered at the time of the authentication and delivery of each Bond of such series, or (B) the Officer's Certificate delivered at the time of the first authentication and delivery of the Bonds of such series shall state that the statements therein shall be deemed to be made at the time of each subsequent authentication and delivery of Bonds of such series; and

                                    (vii) such other Opinions of Counsel,
                  certificates and other documents as may be required under
                  Section 4.02, 4.03, 4.04 or 4.05, whichever may be applicable to the authentication and delivery of the Bonds of such series.

                  (b) With respect to Bonds of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Bonds, the forms and terms thereof, the legality, validity, binding effect and enforceability thereof and the compliance of the authentication and delivery thereof with the terms and conditions of this Indenture, upon the Opinion or Opinions of Counsel and the certificates and other documents delivered pursuant to this Article Four at or prior to the time of the first authentication and delivery of Bonds of such series until any of such opinions, certificates or other documents have been superseded or revoked or expire by their terms.

                  (c) In connection with the authentication and delivery of Bonds of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Bonds do not violate any laws with respect to, or any rules, regulations or orders of, any governmental agency or commission having jurisdiction over the Company.

                  (d) Upon the receipt by the Trustee of any Board Resolution or Officer's Certificate pursuant to clause (i) of Section 4.01(a), such Board Resolution or Officer's Certificate shall be deemed to be a "supplemental indenture" for purposes of clause (i) of Section 6.08(a) and an "indenture supplemental to this Indenture" for purposes of clause (ii) of said Section 6.08(a).


         Section 4.02  Issuance of Bonds on the Basis of Pledged Bonds.

                  (a) Bonds of any one or more series may be authenticated and delivered upon the basis of, and in an aggregate principal amount not exceeding, the aggregate principal amount of Unbonded Class "A" Bonds issued and delivered to the Trustee for such purpose.

                  (b) No Bonds of any series shall be authenticated and delivered by the Trustee upon the basis of the issuance and delivery to the Trustee of Class "A" Bonds until the Trustee shall have received:

                           (i) Class "A" Bonds (A) maturing on such dates and in
                  such principal amounts that, at each Stated Maturity of the Bonds of such series (or the Tranche thereof then to be authenticated and delivered), there shall mature Class "A" Bonds equal in principal amount to the Bonds of such series or Tranche then to mature, and (B) containing, in addition to any mandatory redemption provisions applicable to all Class "A" Bonds Outstanding under the related Class "A" Mortgage, mandatory redemption provisions correlative to the provisions, if any, for the mandatory redemption (pursuant to a sinking fund or otherwise) of the Bonds of such series or Tranche or for the redemption thereof at the option of the Holder; it being expressly understood that such Class "A" Bonds (1) may, but need not, bear interest, any such interest to be payable at the same times as interest on the Bonds of such series or Tranche, (2) may, but need not, contain provisions for the redemption thereof at the option of the Company, any such redemption to be made at a redemption price or prices not less than the principal amount thereof, and (3) shall be held by the Trustee in accordance with Article Seven;

                           (ii) the documents with respect to the Bonds of such
                  series specified in Section 4.01; provided, however, that no Net Earnings Certificate shall be required to be delivered if there shall be delivered an Officer's Certificate to the effect that such Class "A" Bonds have been authenticated and delivered under the related Class "A" Mortgage on the basis of retired Class "A" Bonds;

                           (iii) an Opinion of Counsel to the effect that:

                                    (A) the forms of such Class "A" Bonds have
                           been duly authorized by the Company and have been established in conformity with the provisions of the related Class "A" Mortgage;

                                    (B) the terms of such Class "A" Bonds have
                           been duly authorized by the Company and have been established in conformity with the provisions of the related Class "A" Mortgage; and

                                    (C) such Class "A" Bonds have been duly
                           issued under the related Class "A" Mortgage and constitute valid and legally binding obligations of the Company, entitled to the benefits provided by such Class "A" Mortgage, and enforceable in accordance with their terms, subject to the Customary Exceptions;

                  provided, however, that, with respect to Bonds of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication and delivery of Bonds of such series and that the opinions described in subclauses (B) and (C) of clause (iii) above may state, respectively:

                                            (1) that, when the terms of such
                           Class "A" Bonds shall have been established in accordance with the instrument or instruments creating the series of which such Class "A" Bonds are a part, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of the related Class "A" Mortgage; and

                                            (2) that such Class "A" Bonds, when
                           authenticated and delivered by the trustee under the related Class "A" Mortgage in accordance with such instrument or instruments and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under such Class "A" Mortgage, and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by such Class "A" Mortgage, and enforceable in accordance with their terms, subject to the Customary Exceptions; and

                                    (iv) an Officer's Certificate stating that
                  no part of the principal amount of the Class "A" Bonds upon the basis of which the Bonds are to be authenticated and delivered has theretofore been Bonded.


         Section 4.03  Issuance of Bonds on the Basis of Property Additions.

                  (a) Bonds of any one or more series may be authenticated and delivered upon the basis of Property Additions which do not constitute Bonded Property Additions in a principal amount not exceeding seventy percent (70%) of the balance of the Cost or of the Fair Value of such Unbonded Property Additions to the Company (whichever shall be less) after making any deductions pursuant to
Section 1.04(b).

                  (b) No Bonds of any series shall be authenticated and delivered by the Trustee upon the basis of Property Additions until the Trustee shall have received:

                           (i) the documents with respect to the Bonds of such
                  series specified in Section 4.01;

                           (ii) an Engineer's Certificate dated as of a date not
                  more than ninety (90) days prior to the date of the Company Order requesting the authentication and delivery of such
                  Bonds:

                                    (A) stating the amount, as of a date not
                           more than ninety (90) days prior to the date of such Company Order, of Property Additions made a basis for such application;

                                    (B) stating that all such property
                           constitutes Property Additions;

                                    (C) stating that such Property Additions are
                           desirable for use in the proper conduct of the business of the Company;

                                    (D) stating that such amount of Property
                           Additions is not then Bonded;

                                    (E) stating, except as to Property Additions
                           acquired, made or constructed wholly through the delivery of securities or other property, that the amount of cash forming all or part of the Cost thereof was equal to or more than an amount to be stated therein;

                                    (F) briefly describing, with respect to any
                           Property Additions acquired, made or constructed in whole or in part through the delivery of securities or other property, the securities or other property so delivered and stating the date of such delivery;

                                    (G) stating what part, if any, of such
                           Property Additions includes property which within six months prior to the date of acquisition thereof by the Company had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and stating whether or not, in the judgment of the signers, the Fair Value thereof to the Company, as of the date of such certificate, is less than Twenty-Five Thousand Dollars ($25,000) and whether or not such Fair Value is less than one percent (1%) of the sum of (x) the aggregate principal amount of Bonds then Outstanding, and (y) the aggregate principal amount of Class "A" Bonds then Outstanding other than Pledged Bonds;

                                    (H) stating, in the judgment of the signers,
                           the Fair Value to the Company, as of the date of such certificate, of such Property Additions, except any thereof with respect to the Fair Value to the Company of which a statement is to be made in an Independent Engineer's Certificate as provided for in clause
                           (iii) below;

                                    (I) stating the amount required to be
                           deducted under clause (i) of Section 1.04(b); and

                                    (J) stating that the Liens, if any, of the
                           character described in clause (e) of the definition of "Permitted Liens" to which any property included in such Property Additions is subject do not, in the judgment of the signers, materially impair the use of such property for the purposes for which the same is held by the Company;

                           (iii) in case any Property Additions are shown by the
                  Engineer's Certificate provided for in clause (ii) above to include property which, within six months prior to the date of acquisition thereof by the Company, had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and such certificate does not show the Fair Value thereof to the Company, as of the date of such certificate, to be less than Twenty-Five Thousand Dollars ($25,000) or less than one percent (1%) of the sum of (x) the aggregate principal amount of Bonds then Outstanding, and (y) the aggregate principal amount of Class "A" Bonds then Outstanding other than Pledged Bonds, an Independent Engineer's Certificate stating, in the judgment of the signer, the Fair Value to the Company, as of the date of such Independent Engineer's Certificate, of (A) such Property Additions which have been so used or operated and (at the option of the Company) as to any other Property Additions included in the Engineer's Certificate provided for in clause (ii) above, and (B) in case such Independent Engineer's Certificate is being delivered in connection with the authentication and delivery of Bonds, any property so used or operated which has been subjected to the Lien of this Indenture since the commencement of the then current calendar year which has been used as the basis for the authentication and delivery of Bonds and as to which an Independent Engineer's Certificate has not previously been furnished to the Trustee;

                           (iv) in case any Property Additions are shown by the
                  Engineer's Certificate provided for in clause (ii) above to have been acquired, made or constructed in whole or in part through the delivery of securities or other property, a written appraisal of an Engineer stating, in the judgment of the Engineer, the fair market value in cash of such securities or other property at the time of delivery thereof in payment for or for the acquisition of such Property Additions;

                           (v) an Opinion of Counsel to the effect:

                                    (A) that (except as to paving, grading and
                           other improvements to, under or upon highways, bridges, parks or other public property of analogous character) this Indenture is, or upon the delivery of, or the filing or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in said opinion, will be, a Lien on all the Property Additions to be made the basis of the authentication and delivery of such Bonds, subject to no Lien thereon prior to the Lien of this Indenture except Permitted Liens; and

                                    (B) that the Company has corporate authority
                           to operate the Property Additions with respect to which such application is made; and

                           (vi) copies of the instruments of conveyance,
                  assignment and transfer, if any, specified in the Opinion of Counsel provided for in clause (v) above.

                  (c) The amount of the Cost of any Property Additions and the Fair Value thereof to the Company and the fair market value in cash of any securities or other property so delivered in payment therefor or for the acquisition thereof and the amount of any deductions made pursuant to

Section 1.04 shall be determined for the purposes of this Section by the appropriate certificate provided for in this Section.


         Section 4.04  Issuance of Bonds on the Basis of Retired Bonds.

                  (a) Subject to the provisions of subsection (c) of this Section, Bonds of any one or more series may be authenticated and delivered upon the basis of, and in an aggregate principal amount not exceeding the aggregate principal amount of, Unbonded Retired Bonds.

                  (b) No Bonds of any series shall be authenticated and delivered by the Trustee upon the basis of Retired Bonds until the Trustee shall have received:

                           (i) the documents with respect to the Bonds of such
                  series specified in Section 4.01; provided, however, that no Net Earnings Certificate shall be required to be delivered unless:

                                    (A) the original, final Stated Maturity of
                           the Retired Bonds to be made the basis of the authentication and delivery of such Bonds under this Section was a date less than five years after the date of the Company Order which requested the authentication and delivery of such Retired Bonds; and

                                    (B) the maximum Stated Interest Rate, if
                           any, on such Retired Bonds at the time of their authentication and delivery was less than the maximum Stated Interest Rate, if any, on such Bonds to be in effect upon the initial authentication and delivery thereof; and

                           (ii) an Officer's Certificate stating that Retired
                  Bonds, specified by series, in an aggregate principal amount not less than the aggregate principal amount of Bonds to be authenticated and delivered, have theretofore been authenticated and delivered and, as of the date of such Officer's Certificate, constitute Retired Bonds and are the basis for the authentication and delivery of such Bonds, and further stating that no part of such principal amount of Retired Bonds has theretofore been Bonded.

                  (c) No Bonds shall be authenticated or delivered hereunder on the basis of any Retired Bonds theretofore authenticated and delivered on the basis of Pledged Bonds pursuant to Section 4.02 if such Pledged Bonds can again be used as the basis for the issuance of Bonds pursuant to Section 4.02, until the Class "A" Mortgage under which such Pledged Bonds were issued has been discharged pursuant to the provisions thereof.

         Section 4.05  Issuance of Bonds upon Deposit of Cash with Trustee.

                  (a) Bonds of any one or more series may be authenticated and delivered upon the basis of, and in an aggregate principal not exceeding the amount of, any deposit with the Trustee of cash for such purpose.

                  (b) No Bonds of any series shall be authenticated and delivered by the Trustee upon the basis of the deposit of cash until the Trustee shall have received the documents with respect to the Bonds of such series specified in Section 4.01.

                  (c) All cash deposited with the Trustee under the provisions of this Section, and all cash required by Section 7.02(a) to be used or applied in accordance with the provisions of this Section, shall be held by the Trustee as a part of the Mortgaged Property and may be withdrawn from time to time by the Company, upon application of the Company to the Trustee, in an amount equal to the aggregate principal amount of Bonds to the authentication and delivery of which the Company shall be entitled under any of the provisions of this Indenture by virtue of compliance with all applicable provisions of this Indenture (except as otherwise provided in subsection (d) of this Section).

                  (d) Upon any such application for withdrawal, the Company shall comply with all applicable provisions of this Indenture relating to the authentication and delivery of Bonds except that the Company shall not in any event be required to comply with Section 4.01.

                  (e) Any withdrawal of cash under subsection (c) of this Section shall operate as a waiver by the Company of its right to the authentication and delivery of the Bonds on which it is based and such Bonds may not thereafter be authenticated and delivered hereunder. Any Property Additions which have been made the basis of any such right to the authentication and delivery of Bonds so waived shall be deemed to have been made the basis of the withdrawal of such cash; any Retired Bonds which have been made the basis of any such right to the authentication and delivery of Bonds so waived shall be deemed to have been made the basis of the withdrawal of such cash; and any Pledged Bonds which have been made the basis of any such right to the authentication and delivery of Bonds so waived shall be deemed to have been made the basis of the withdrawal of such cash.

                  (f) If at any time the Company shall so direct, any sums deposited with the Trustee under the provisions of this Section may be used or applied to the purchase, redemption or payment of Bonds in the manner and subject to the conditions provided in clauses (iv) and (v) of Section 8.06(a); provided, however, that, none of such cash shall be applied to the payment of more than the principal amount of any Bonds so purchased, redeemed or paid, except to the extent that the aggregate principal amount of all Bonds theretofore, and of all Bonds then to be, purchased, redeemed or paid with cash deposited under this Section is not less than the aggregate cost for principal, premium, if any, interest, if any, and brokerage commission, if any, on or with respect to all Bonds theretofore, and on or with respect to all Bonds then to be, purchased, redeemed or paid with cash so deposited.

                                    ARTICLE V

                               REDEMPTION OF BONDS


         Section 5.01  Applicability of Article.

                  Bonds of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Bonds of such series or Tranche) in accordance with this Article.


         Section 5.02  Election to Redeem, Notice to Trustee.

                  The election of the Company to redeem any Bonds shall be evidenced by a Board Resolution or an Officer's Certificate. The Company shall, at least 30 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the series and principal amount of such Bonds to be redeemed; provided, however, that if the Trustee shall act as Bond Registrar, the Company shall, at least 35 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Bond Registrar), notify the Bond Registrar in writing of such Redemption Date and of the series and principal amount of such Bonds to be redeemed. In the case of any redemption of Bonds (a) prior to the expiration of any restriction on such redemption provided in the terms of such Bonds or elsewhere in this Indenture, or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Bonds, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.


         Section 5.03  Selection of Bonds to Be Redeemed.

                  (a) If less than all the Bonds of any series, or any Tranche thereof, are to be redeemed, the particular Bonds (or portions thereof) to be redeemed shall be selected by the Bond Registrar from the Outstanding Bonds of such series or Tranche not previously called for redemption, by such method as shall be provided for any particular series, or, in the absence of any such provision, by such method as the Bond Registrar, with the approval of the Trustee, shall deem fair and appropriate and which may, in any case, provide for the selection for redemption of portions (equal to the minimum authorized denomination for Bonds of such series or Tranche or any integral multiple thereof) of the principal amount of Bonds of such series or Tranche of a denomination equal to or larger than the minimum authorized denomination for Bonds of such series or Tranche; provided, however, that if, as indicated in an Officer's Certificate, the Company shall have offered to purchase all Bonds then Outstanding of any series, or any Tranche thereof, and less than all of such Bonds shall have been tendered to the Company for such purchase, the Bond Registrar, if so directed by Company Order, shall select for redemption only such Bonds which have not been so tendered.

                  (b) The Bond Registrar shall promptly notify the Company and the Trustee in writing of the Bonds selected for redemption and, in the case of any Bonds selected to be redeemed in part, the principal amount thereof to be redeemed.

                  (c) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Bonds shall relate, in the case of any Bonds redeemed or to be redeemed only in part, to the portion of the principal amount of such Bonds which has been or is to be redeemed.


         Section 5.04  Notice of Redemption.

                  (a) Except as otherwise specified as contemplated by Section 301 for Bonds of any series, or Tranche thereof, notice of redemption shall be given in the manner provided in Section 1.09 to the Holders of the Bond to be redeemed not less than 30 nor more than 180 days prior to the Redemption Date.

                  (b) All notices of redemption shall state:

                           (i)   the Redemption Date;

                           (ii)  the Redemption Price;

                           (iii) if less than all the Bonds of any series or Tranche are to be redeemed, the identification of the particular Bonds to be redeemed and the portion of the principal amount of any Bond to be redeemed in part;

                           (iv) that on the Redemption Date the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Bond to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                           (v) the place or places where such Bonds are to be surrendered for payment of the Redemption Price;

                           (vi) that the redemption is for a sinking or other fund, if such is the case; and

                           (vii) such other matters as the Company shall deem desirable or appropriate.

                  (c) With respect to any notice of redemption of Bonds at the election of the Company, unless, upon the giving of such notice, such Bonds shall be deemed to have been paid in accordance with Section 9.01, such notice may state that such redemption shall be conditional upon the receipt by the Trustee or Paying Agent, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Bonds and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Bonds. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made.

                  (d) Notice of redemption of Bonds to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Bond Registrar in the name and at the expense of the Company. Notice of mandatory redemption of Bonds shall be given by the Bond Registrar in the name and at the expense of the Company.


         Section 5.05  Bonds Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Bonds or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Bonds or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Bond for redemption in accordance with such notice, such Bond or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that, except as otherwise specified as contemplated by
Section 301 with respect to Bonds of any series, or Tranche thereof, any installment of interest on any Bond the Stated Maturity of which is on or prior to the Redemption Date shall be payable to the Holder of such Bond, or one or more Predecessor Bonds, registered as such at the close of business on the related Regular Record Date according to the terms of such Bond and subject to the provisions of Section 3.07.


         Section 5.06 Bonds Redeemed in Part.

                  Any Bond which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Bond, without service charge, a new Bond or Bonds of the same series and Tranche, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Bond so surrendered; provided, however, that the payment of any principal in accordance with the scheduled amortization payments specified for the Bonds of any series, or any Tranche thereof, as contemplated by Section 3.01, shall not constitute a redemption in part subject to this
Section 5.06 (except as otherwise specified as contemplated by Section 3.01 for Bonds of such series or Tranche).



                                   ARTICLE VI

                          REPRESENTATIONS AND COVENANTS


         Section 6.01  Payment of Bonds; Lawful Possession; Maintenance of Lien.

                  (a) The Company shall pay the principal of and premium, if any, and interest, if any, on the Bonds of each series in accordance with the terms of such Bonds and this Indenture.

                  (b) At the date of the execution and delivery of this Indenture, the Company is lawfully possessed of the Mortgaged Property and has good right and lawful authority to mortgage and pledge the Mortgaged Property, as provided in and by this Indenture.

                  (c) The Company shall maintain and preserve the Lien of this Indenture so long as any Bonds shall remain Outstanding.


         Section 6.02  Maintenance of Office or Agency.

                  (a) The Company shall maintain in each Place of Payment for the Bonds of any series, or any Tranche thereof, an office or agency where such Bonds may be presented or surrendered for payment, where such Bonds may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of such Bonds and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency and prompt notice to the Holders of any such change in the manner specified in Section
1.09. If at any time the Company shall fail to maintain any such required office or agency in respect of Bonds of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of such Bonds may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands.

                  (b) The Company may also from time to time designate one or more other offices or agencies where the Bonds of one or more series, or any Tranche thereof, may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Bonds in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 1.09, of any such designation or rescission and of any change in the location of any such other office or agency.

                  (c) Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.


         Section 6.03  Money for Bond Payments to Be Held in Trust.

                  (a) If the Company shall at any time act as its own Paying Agent with respect to the Bonds of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, or interest, if any, on any of such Bonds, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.

                  (b) Whenever the Company shall have one or more Paying Agents for the Bonds of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, or interest, if any, on such Bonds, deposit with such Paying Agents sums sufficient

(without duplication) to pay the principal and premium or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

                  (c) The Company shall cause each Paying Agent for the Bonds of any series, or any Tranche thereof, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                           (i) hold all sums held by it for the payment of the
                  principal of and premium, if any, or interest, if any, on the Bonds of such series or Tranche in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                           (ii) give the Trustee notice of any default by the
                  Company (or any other obligor upon the Bonds of such series) in the making of any payment of principal of and premium, if any, or interest, if any, on the Bonds of such series or Tranche; and

                           (iii) at any time during the continuance of any such
                  default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums.

                  (d) The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article Nine; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  (e) Any money deposited with the Trustee (other than money held under the provisions of Article Nine) or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Bond and remaining unclaimed for two years after such principal and premium, if any, or interest, if any, has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

         Section 6.04  Corporate Existence.

                  Subject to the rights of the Company under Article Thirteen, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if, in the judgment of the Company, the preservation thereof is no longer desirable in the conduct of the business of the Company and the loss thereof would not adversely affect the interests of the Holders in any material respect.


         Section 6.05  Maintenance of Properties.

                  The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) the Mortgaged Property, as an operating system or systems, to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made such repairs, renewals, replacements, betterments and improvements thereof, as, in the judgment of the Company, may be necessary in order that the operation of the Mortgaged Property, considered as an operating system or systems, may be conducted in accordance with common industry practice; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business.


         Section 6.06  Payment of Taxes; Discharge of Liens.

                  The Company shall pay all taxes and assessments and other governmental charges lawfully levied or assessed upon the Mortgaged Property, or upon any part thereof, or upon the interest of the Trustee in the Mortgaged Property, before the same shall become delinquent, and will duly observe and conform in all material respects to all valid requirements of any Governmental Authority relative to any of the Mortgaged Property, and all covenants, terms and conditions upon or under which any of the Mortgaged Property is held; and, after the date of execution and delivery of this Indenture, the Company shall not suffer any Lien to be created upon the Mortgaged Property, or any part thereof, prior to the Lien hereof, other than Permitted Liens and other than, in the case of property hereafter acquired, vendors' Liens, purchase money mortgages and any other Lien thereon at the time of the acquisition thereof (including, but not limited to, the Lien of the 1930 Mortgage and any other Class "A" Mortgage); and within four months after any lawful claim or demand for labor, materials, supplies or other objects has become delinquent which if unpaid would or might by law be given precedence over the Lien of this Indenture as a Lien upon any of the Mortgaged Property, the Company shall pay or cause to be discharged or make adequate provisions to satisfy or discharge the same; provided, however, that nothing in this Section contained shall require the Company to observe or conform to any requirement of a Governmental Authority or to cause to be paid or discharged, or to make provision for, any such Lien, or to pay any such tax, assessment or governmental charge so long as the validity thereof shall be contested in good faith and by appropriate legal proceedings; and provided, further, that nothing in this Section contained shall require the Company to pay, discharge or make provisions for any tax, assessment or other governmental charge the validity of which shall not be so contested if adequate security for the payment of such tax, assessment or other governmental charge and for any damages which may reasonably be anticipated from failure to pay the same shall be given to the Trustee, nor shall anything in this Section require the Company to pay, discharge or make provisions for any Liens existing on the Mortgaged Property at the date of execution and delivery of this Indenture.


         Section 6.07  Insurance.

                  (a) The Company will keep or cause to be kept all the Mortgaged Property insured with reasonable deductibles and retentions against loss by fire to the extent that property of similar character is usually so insured by companies similarly situated and operating like properties, by insurance companies which the Company believes to be reputable; or the Company will, in lieu of or supplementing such insurance in whole or in part, adopt some other method or plan of protection, which may include, either alone or in conjunction with any other Person or Persons, creation of an insurance fund to protect the Mortgaged Property against loss by fire.

                  (b) Proceeds of any insurance or alternative method or plan of protection of the Company against losses of the kind specified in Section 6.07(a) shall, at the request of the Company, be paid to the Company, and the Company shall be under no obligation to use such proceeds to rebuild or repair damaged or destroyed Mortgaged Property to the extent that the Fair Value of all of the Mortgaged Property after the damage or destruction of Mortgaged Property with respect to which such proceeds are payable equals or exceeds an amount equal to twenty-fourteenths (20/14ths) of the aggregate principal amount of Bonds Outstanding and Class "A" Bonds Outstanding (other than Pledged Bonds), as evidenced by, and within 10 days after receipt by the Trustee of:

                           (i) an Engineer's Certificate stating that the Fair
                  Value, in the opinion of the signers of such Engineer's Certificate, of the Mortgaged Property remaining after such damage or destruction of Mortgaged Property is a specified amount; and

                           (ii) an Officer's Certificate stating that the Fair
                  Value of all of the Mortgaged Property, as certified in the Engineer's Certificate provided for in clause (i) of Section 6.07(b) equals or exceeds an amount equal to twenty-fourteenths (20/14ths) of the aggregate principal amount of Bonds Outstanding and Class "A" Bonds Outstanding (other than Pledged Bonds).

                  (c) To the extent that the Fair Value of all of the Mortgaged Property after such damage or destruction of Mortgaged Property does not equal or exceed an amount equal to twenty-fourteenths (20/14ths) of the aggregate principal amount of Bonds Outstanding and Class "A" Bonds Outstanding (other than Pledged Bonds), as evidenced by an Engineer's Certificate and an Officer's Certificate similar to those described in clauses (i) and (ii) of Section 6.07(b), (i) the proceeds of such insurance paid with respect to any such loss shall be paid to the Trustee, as the interest of the Trustee may appear, or to the trustee of a Class "A" Mortgage, or to the trustee or other holder of any mortgage or other Lien prior hereto upon the Mortgaged Property so destroyed or damaged, if the terms thereof require such proceeds so to be paid; and (ii) if the Company shall adopt such other method or plan, it will pay or cause to be paid to the Trustee on account of any loss sustained because of the destruction or damage of any Mortgaged Property by fire, an amount of cash equal to such loss less any amount otherwise paid with respect to such loss to the Trustee, or to the trustee of a Class "A" Mortgage, or to the trustee or other holder of any mortgage or other Lien prior hereto upon the

 Mortgaged Property so destroyed or damaged, if the terms thereof require payments for such loss so to be paid. Any amounts of cash so required to be paid by the Company pursuant to any such method or plan shall for the purposes of this Indenture be deemed to be proceeds of insurance.

                  (d) All moneys paid to the Trustee by the Company or received by the Trustee as proceeds of any insurance shall, subject to Section 6.07(b) and to the requirements of any Class "A" Mortgage or any mortgage or other Lien prior hereto upon the Mortgaged Property, be held by the Trustee and, subject to such requirements, shall, at the request of the Company, be paid by the Trustee to the Company to reimburse or fund the Company for an equal amount spent or committed to be spent for the purchase or other acquisition of property which becomes Mortgaged Property at the time of such purchase or acquisition, or in the rebuilding or renewal of the Mortgaged Property destroyed or damaged, upon receipt by the Trustee of:

                           (i) an Officer's Certificate requesting such reimbursement;

                           (ii) an Engineer's Certificate stating the amounts so
                  expended or committed for expenditure and the nature of such rebuilding or renewal and the Fair Value to the Company of the property rebuilt or renewed or to be rebuilt or renewed and if:

                                    (A) within six months prior to the date of
                           acquisition thereof by the Company, such property has been used or operated, by a Person other than the Company, in a business similar to that in which it has been or is to be used or operated by the Company, and

                                    (B) the Fair Value to the Company of such
                           property as set forth in such Engineer's Certificate is not less than Twenty-Five Thousand Dollars ($25,000) and not less than one percent (1%) of the sum of (1) the principal amount of the Bonds at the time Outstanding, and (2) the principal amount of Class "A" Bonds Outstanding (other than Pledged Bonds) at the time, the Engineer making such certificate shall be an Independent Engineer; and

                           (iii) an Opinion of Counsel stating that, in the
                  opinion of the signer, the property so rebuilt or renewed or to be rebuilt or renewed is or will be subject to the Lien hereof to the same extent as was the property so destroyed or damaged.

                  (e) Any such money not so applied within eighteen (18) months after its receipt by the Trustee, or in respect of which notice in writing of intention to apply the same to the work of rebuilding or renewal then in progress and uncompleted shall not have been given to the Trustee by the Company within such eighteen (18) months, or which the Company shall at any time notify the Trustee is not to be so applied, shall thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 8.06.

                  (f) Whenever under the provisions of this Section the Company is required to deliver moneys to the Trustee and at the same time shall have satisfied the conditions set forth herein for reimbursement, there shall be paid to or retained by the Trustee or reimbursed to the Company, as the case may be, only the net amount.

                  (g) In the event that the Company adopts a method or plan of protection other than insurance as provided in Section 6.07(a), the Company shall furnish to the Trustee a certificate of a qualified Person appointed by the Company with respect to the adequacy of such method or plan.


         Section 6.08  Recording, Filing, Etc.

                  (a) The Company shall cause this Indenture and all indentures and instruments supplemental hereto (or notices, memoranda or financing statements as may be recorded or filed to place third parties on notice thereof), including all financing statements and continuation statements covering security interests in personal property, and all mortgages securing purchase money obligations delivered to the Trustee pursuant to Section 8.05 to be promptly recorded and filed and re-recorded and re-filed and will execute or cause to be executed and file such financing statements and such continuation statements, all in such manner and in such places, as may be required by law in order fully to preserve and protect the security of the Holders of the Bonds and all rights of the Trustee, and shall furnish to the Trustee:

                           (i) promptly after the execution and delivery of this
                  Indenture and of each supplemental indenture and instrument supplemental hereto, an Opinion of Counsel either stating that in the opinion of such counsel this Indenture, such supplemental indenture or instrument supplemental hereto (or notice or memorandum thereof or financing statement in connection therewith) has been properly recorded and filed, so as to make effective the Lien intended to be created hereby or thereby, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Lien effective. The Company shall be deemed to be in compliance with this clause (i) if (A) the Opinion of Counsel herein required to be delivered to the Trustee shall state that this Indenture, such supplemental indenture or instrument supplemental hereto (or financing statement or notice or memorandum thereof) has been received for recording or filing in each jurisdiction in which it is required to be recorded or filed and that, in the opinion of counsel (if such is the case), such receipt for recording or filing makes effective the Lien intended to be created by this Indenture, such supplemental indenture or instrument supplemental hereto, and (B) such opinion is delivered to the Trustee within such time, following the date of the execution and delivery of this Indenture, such supplemental indenture or instrument supplemental hereto, as shall be practicable having due regard to the number and distance of the jurisdictions in which this Indenture, such supplemental indenture or instrument supplemental hereto is required to be recorded or filed; and

                           (ii) on or before September 1 of each year, beginning
                  September 1, 1998, an Opinion of Counsel either stating that in the opinion of the signer such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this clause (ii) or the first Opinion of Counsel furnished pursuant to clause (i) of this subsection (a), with respect to the recording, filing, re-recording, and re-filing of this instrument and of each indenture and instrument supplemental to this Indenture (or financing statement or notice or memorandum thereof), as is necessary to maintain the Lien hereof, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Lien.

                  (b) The Company shall execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of this Indenture and to make subject to the Lien hereof any property hereafter acquired, made or constructed, intended to be subject to the Lien hereof, and to transfer to any new trustee or trustees or co-trustee or co-trustees, the estate, powers, instruments or funds held in trust hereunder.


         Section 6.09  Waiver of Certain Covenants.

                  Subject to the provisions of the Trust Indenture Act, the Company may omit in any particular instance to comply with any term, provision or condition set forth in (a) Section 6.02 or any additional covenant or restriction specified with respect to the Bonds of any series, or any Tranche thereof, as contemplated by Section 3.01 if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Bonds of all series and Tranches with respect to which compliance with Section 6.02 or such additional covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, and (b) Section 6.04, 6.05, 6.06, 6.07 or 6.08 or Article Thirteen if before the time for such compliance the Holders of at least a majority in aggregate principal amount of Bonds Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


         Section 6.10  Statement as to Compliance.

                  For so long as the Trustee Indenture Act shall so require, the Company will deliver to the Trustee, on or prior to May 1 of each year, beginning with May 1, 1998, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 6.10, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.


         Section 6.11  Use of Trust Moneys and Advances by Trustee.

                  If the Company shall fail to perform any of its covenants contained in Sections 6.04, 6.05, 6.06 and 6.07 hereof, the Trustee may, at any time and from time to time, but shall not be obligated to, use and apply any Funded Cash held by it pursuant to Section 8.06, or make advances, to effect performance of any such covenant on behalf of the Company; and all moneys so used or advanced by the Trustee shall be repaid by the Company, together with interest thereon at a rate per annum equal to the highest interest rate per annum borne by Bonds Outstanding at the time of such repayment, upon demand by the Trustee and any such advances by the Trustee shall be secured under this Indenture prior to the Bonds. For the repayment of all such advances by the Trustee the Trustee shall have the right to use and apply any Funded Cash held by it pursuant to Section 8.06, but no such


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

use or application of Funded Cash nor any such advance shall relieve the Company from any default hereunder.


         Section 6.12  Limited Issuance of Class "A" Bonds.

                  So long as any Bonds are Outstanding, the Company will not issue any additional Class "A" Bonds except (i) to replace mutilated, destroyed, lost or stolen Class "A" Bonds of the same series or to effect transfers and exchanges of Class "A" Bonds or (ii) such Class "A" Bonds as shall immediately after issuance be made the basis for the authentication and delivery of Bonds under Section 4.02.


         Section 6.13  Limited Use of Collections for Other Indebtedness.

                  So long as any Bonds are Outstanding, the Company will not permit collections from its customers to be applied to, or pledged as security for, the repayment of securities issued by or on behalf of the Company unless at the time of the issuance of such securities the Company could have delivered a Net Earnings Certificate that would have permitted the issuance of such securities if they had been Bonds.



                                   ARTICLE VII

                 PLEDGED BONDS; ADDITIONAL CLASS "A" MORTGAGES;
                         DISCHARGE OF CLASS "A" MORTGAGE


         Section 7.01  Registration and Ownership of Pledged Bonds.

                  All Pledged Bonds shall be registered in the name of the Trustee or its nominee and shall be owned and held by the Trustee, subject to the provisions of this Indenture, for the benefit of the Holders of all Bonds from time to time Outstanding, and the Company shall have no interest therein. The Trustee shall be entitled to exercise all rights of bondholders under each Class "A" Mortgage either in its discretion (which it need not exercise) or as otherwise provided in this Article or in Article Ten.


         Section 7.02  Payments on Pledged Bonds.

                  (a) Any payment by the Company of principal of or premium or interest on any Pledged Bonds shall be applied by the Trustee to the payment of any principal, premium or interest, as the case may be, in respect of the Bonds which is then due, and, to the extent of such application, the obligation of the Company hereunder to make such payment in respect of the Bonds shall be deemed to have been satisfied and discharged. If, at the time of any such payment of principal of Pledged Bonds, there shall be no principal then due in respect of the Bonds, the proceeds of such payment in respect of the Pledged Bonds shall be deemed to constitute Funded Cash and shall be held by the Trustee as part of the Mortgaged Property, to be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section
4.05. If, at the time


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

of any such payment of premium or interest on Pledged Bonds, there shall be no premium or interest, as the case may be, then due in respect of the Bonds, the proceeds of such payment in respect of the Pledged Bonds shall be remitted to the Company upon receipt by the Trustee of a Company Order requesting the same; provided, however, that following the occurrence and during the continuance of an Event of Default, the Trustee shall not pay such proceeds over to the Company, but shall instead hold such proceeds as part of the Mortgaged Property.

                  (b) Each supplemental indenture pursuant to which any Pledged Bonds are issued shall contain a provision to the effect that any payment by the Company hereunder of principal of or premium or interest on Bonds which shall have been authenticated and delivered upon the basis of the issuance and delivery to the Trustee of such Pledged Bonds (other than by the application of the proceeds of a payment in respect of such Pledged Bonds) shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal, premium or interest, as the case may be, in respect of such Pledged Bonds which is then due.


         Section 7.03  Surrender of Pledged Bonds.

                  At the time any Bonds of any series, or any Tranche thereof, which shall have been authenticated and delivered upon the basis of Pledged Bonds, cease to be Outstanding (other than as a result of the application of the proceeds of the payment or redemption of such Pledged Bonds), the Trustee shall surrender to or upon the order of the Company an equal principal amount of such Pledged Bonds having the same Stated Maturity and provisions, if any, for mandatory redemption as such Bonds.


         Section 7.04  No Transfer of Pledged Bonds.

                  Subject to the provisions of Section 10.20 hereof, the Trustee shall not sell, assign or otherwise transfer any Pledged Bonds except to a successor trustee under this Indenture. The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the placing of a legend on each Pledged Bond and the issuance of stop-transfer instructions to the trustee under the related Class "A" Mortgage or any other transfer agent thereunder.


         Section 7.05  Voting of Pledged Bonds.

                  The Trustee shall, as the holder of Pledged Bonds Outstanding under each Class "A" Mortgage, attend such meeting or meetings of bondholders under such Class "A" Mortgage or, at its option, deliver its proxy in connection therewith, as relate to matters with respect to which it is entitled to vote or consent. So long as no Event of Default hereunder shall have occurred and be continuing, either at any such meeting or meetings, or otherwise when the consent of the holders of the Class "A" Bonds Outstanding under any Class "A" Mortgage is sought without a meeting, the Trustee shall vote as holder of such Pledged Bonds, or shall consent with respect thereto, as follows:

                  (a) the Trustee shall vote all Pledged Bonds Outstanding under the 1930 Mortgage then held by it, or consent with respect thereto, in favor of any or all amendments or modifications of the 1930 Mortgage which the Company has requested and which do not have


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

         a material adverse effect on Holders of Bonds (and, as to whether or not any such material adverse effect would so result, the Trustee shall be entitled to receive and shall be fully protected in relying upon an Officer's Certificate and Opinion of Counsel); and

                  (b) with respect to any other amendments or modifications of the 1930 Mortgage and to any amendments or modifications of any other Class "A" Mortgage:

                           (i) at any time when the Pledged Bonds Outstanding
                  constitute less than a majority in aggregate principal amount of the Class "A" Bonds then Outstanding under such Class "A" Mortgage, the Trustee shall vote all Pledged Bonds Outstanding under such Class "A" Mortgage then held by it, or consent with respect thereto, proportionately with what the Trustee reasonably believes will be the vote or consent of the holders of all other Class "A" Bonds Outstanding under such Class "A" Mortgage the holders of which are eligible to vote or consent; provided, however, that the Trustee shall not so vote in favor of, or so consent to, any amendment or modification of a Class "A" Mortgage which, if it were an amendment or modification of this Indenture, would require the consent of Holders, without the prior consent, obtained in the manner prescribed in
                  Section 14.02, of Holders of Bonds which would be required under said Section 14.02 for such an amendment or modification of this Indenture; and

                           (ii) at any time when the Pledged Bonds Outstanding
                  constitute at least a majority in aggregate principal amount of the Class "A" Bonds then Outstanding under such Class "A" Mortgage, the Trustee shall vote all Pledged Bonds Outstanding under such Class "A" Mortgage then held by it, or consent with respect thereto, in accordance with the written direction of the Company evidenced by an Officer's Certificate or, in the absence of any such direction, proportionately with what the Trustee reasonably believes will be the vote or consent of the holders of all other Class "A" Bonds Outstanding under such Class "A" Mortgage the holders of which are eligible to vote or consent; provided, however, that the Trustee shall not so vote in favor of, or so consent to, any amendment or modification of a Class "A" Mortgage which, if it were an amendment or modification of this Indenture, would require the consent of Holders, without the prior consent, obtained in the manner prescribed in Section 14.02, of Holders of Bonds which would be required under said Section 14.02 for such an amendment or modification of this Indenture.


         Section 7.06  Designation of Additional Class "A" Mortgages.

                  (a) In the event that, after the date of execution and delivery of this Indenture, a corporation which was the mortgagor under a mortgage or deed of trust or similar indenture qualified under the Trust Indenture Act is merged into or consolidated with the Company, such mortgage, deed of trust or similar indenture may be designated an additional Class "A" Mortgage upon delivery to the Trustee of the following:

                           (i) a Company Order authorizing the designation of
                  such mortgage, deed of trust or similar indenture as an additional Class "A" Mortgage;


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

                           (ii) an Officer's Certificate (A) stating that no
                  event has occurred and is continuing which entitles the trustee under such mortgage, deed of trust or similar indenture to accelerate the maturity of the obligations outstanding thereunder, (B) reciting the aggregate principal amount of obligations theretofore issued under such mortgage, deed of trust or similar indenture and the aggregate principal amount of obligations then outstanding thereunder, and (C) either (x) stating that all obligations outstanding under such mortgage, deed of trust or similar indenture that were issued on the basis of property additions were issued in principal amounts that did not exceed seventy percent (70%) of the cost or Fair Value of such property additions to the issuer thereof (whichever was less), or (y) in the event that the foregoing clause (x) is not the case, stating that the Company has irrevocably waived its right to the authentication and delivery of further obligations under such mortgage, deed of trust or similar indenture in a principal amount equal to the excess of the aggregate dollar amount of property additions certified to the trustee under such mortgage, deed of trust or similar indenture as the basis for all obligations outstanding thereunder that were issued on the basis of property additions (and outstanding obligations issued on the basis of retirements of obligations issued on the basis of property additions) over twenty-fourteenths (20/14ths) of the aggregate principal amount of all such outstanding obligations; and

                           (iii) an Opinion of Counsel to the effect that (A)
                  the corporation that was the mortgagor under such mortgage, deed of trust or similar indenture has been duly and lawfully merged into or consolidated with the Company; (B) such mortgage, deed of trust or similar indenture is qualified under the Trust Indenture Act; (C) the Company has duly assumed and agreed to perform and pay the obligations of the mortgagor under such mortgage, deed of trust or similar indenture; (D) such mortgage, deed of trust or similar indenture constitutes a Lien upon the property described therein prior to the Lien of this Indenture; (E) the Lien of this Indenture constitutes a Lien on the property described in such mortgage, deed of trust or similar indenture of the character described in Granting Clause First, and in any subsequent generic grant of unspecified property as contemplated in Granting Clause Third, acquired by the Company from such corporation by virtue of such merger or consolidation, subject to no Lien thereon prior to the Lien of this Indenture except the Lien of such mortgage, deed of trust or similar indenture, Permitted Liens and Liens of the character permitted to exist or to be hereafter created under
                  Section 6.06; (F) the terms of such mortgage, deed of trust or similar indenture, as then in effect do not permit the further issuance of obligations thereunder except on the basis of cash, property additions of a character substantially similar to Property Additions or the retirement of outstanding obligations; (G) the terms of such mortgage, deed of trust or similar indenture, as then in effect and taking into account any waiver contemplated by clause (y) of subclause (C) of clause (ii) above, do not permit the further issuance of obligations thereunder upon the basis of property additions in a principal amount exceeding seventy percent (70%) of the cost or the Fair Value thereof to the issuer thereof (whichever shall be less); and (H) the indenture supplemental hereto referred to in subsection (b) of this Section complies with the requirements of clauses (i) and (ii) of said subsection
                  (b).

                  (b) At such time as the Company and the Trustee have executed, and the Company has caused to be recorded:


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

                           (i) an indenture supplemental hereto (A) in which
                  such mortgage, deed of trust or similar indenture has been designated as an additional Class "A" Mortgage, and (B) by which the Company has specifically imposed the Lien of this Indenture upon properties of the character described in Granting Clause First, and in any subsequent generic grant of unspecified property as contemplated in Granting Clause Third, acquired by the Company from such corporation by virtue of the merger or consolidation (and later improvements, extensions and additions thereto and renewals and replacements thereof); and

                           (ii) an indenture supplemental to such mortgage, deed
                  of trust or similar indenture by which such mortgage, deed of trust or similar indenture has been amended to provide that a Matured Event of Default thereunder shall include an Event of Default hereunder or a Matured Event of Default under any other Class "A" Mortgage; provided, however, that the waiver or cure of such Event of Default or Matured Event of Default and the rescission and annulment of the consequences thereof shall constitute a waiver of the corresponding Matured Event of Default under such mortgage, deed of trust or similar indenture and a rescission and annulment of the consequences thereof;

         then such mortgage, deed of trust or similar indenture and all obligations issued and outstanding thereunder shall for all purposes hereof be treated as a Class "A" Mortgage and as Class "A" Bonds, respectively, to the full and same extent as if specifically identified in Article One.


         Section 7.07  Discharge of Class "A" Mortgage.

                  (a) The Trustee shall surrender for cancellation to the trustee under any Class "A" Mortgage all Pledged Bonds then held by the Trustee issued under such Class "A" Mortgage upon receipt by the Trustee of:

                           (i) a Company Order requesting such surrender for cancellation of such Pledged Bonds;

                           (ii) an Officer's Certificate to the effect that no
                  Class "A" Bonds are Outstanding under such Class "A" Mortgage other than Pledged Bonds and that promptly upon such surrender such Class "A" Mortgage will be satisfied and discharged pursuant to the terms thereof;

                           (iii) an Engineer's Certificate:

                                    (A) describing in reasonable detail all
                           property constituting Property Additions designated by the Company, in its discretion, to be deemed, on and after the date of such surrender for cancellation and for all purposes of this Indenture, to have been made the basis of the authentication and delivery of all Bonds then Outstanding which shall have been authenticated and delivered under Section 4.02 on the basis of Pledged Bonds authenticated and delivered under such Class "A" Mortgage, such Property Additions to have, in the aggregate, a Cost (or as to Property Additions of which the Fair Value to the


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

                           Company specified pursuant to subclause (H) or clause
                           (iv) below is less than the Cost thereof, then such Fair Value in lieu of Cost) not less than twenty-fourteenths (20/14ths) of the aggregate principal amount of such Bonds;

                                   (B) stating that all such property
                           constitutes Property Additions;

                                   (C) stating that such Property Additions are
                           desirable for use in the proper conduct of the business of the Company;

                                   (D) stating that such Property Additions, to
                           the extent of the Cost (or as to Property Additions of which the Fair Value to the Company specified pursuant to subclause (H) or clause (iv) below is less than the Cost thereof, then such Fair Value in lieu of Cost) to the Company to be deemed to have been made the basis of the authentication and delivery of such Bonds, will no longer constitute Bonded Property Additions (other than pursuant to clause (vi) of the definition of "Bonded") upon the discharge of the Class "A" Mortgage pursuant to which such Pledged Bonds were issued;

                                   (E) stating, except as to Property Additions
                           acquired, made or constructed wholly through the delivery of securities or other property, that the amount of cash forming all or part of the Cost thereof was equal to or more than an amount to be stated therein;

                                   (F) briefly describing, with respect to any
                           Property Additions acquired, made or constructed in whole or in part through the delivery of securities or other property, the securities or other property so delivered and stating the date of such delivery;

                                   (G) stating what part, if any, of such
                           Property Additions included property which within six months prior to the date of acquisition thereof by the Company had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and stating whether or not, in the judgment of the signers, the Fair Value thereof to the Company, as of the date of such certificate, is less than Twenty-Five Thousand Dollars ($25,000) and whether or not the fair value thereof to the Company, as of such date, is less than one percent (1%) of the sum of (x) the aggregate principal amount of Bonds then Outstanding, and (y) the aggregate principal amount of Class "A" Bonds then Outstanding other than Pledged Bonds;

                                   (H) stating, in the judgment of the signers,
                           the Fair Value to the Company, as of the date of such certificate, of such Property Additions, except any thereof with respect to the Fair Value to the Company of which a statement is to be made in an Independent Engineer's Certificate as provided for in clause (iv) below; provided, however, that if any such Property Additions shall have theretofore been certified to the trustee under such Class "A" Mortgage as the basis for the authentication and delivery of Class "A" Bonds:

                                            (x) which are Pledged Bonds as of
                                    the date of such certificate; or

                                            (y) the retirement of which shall
                                    have theretofore been made the basis
                                    (whether directly or indirectly when
                                    considered in light of the issuance and
                                    retirement of successive issues of Class "A"
                                    Bonds) of the authentication and delivery of Pledged Bonds then held by the Trustee;

                           then there may be stated, in lieu of the Fair Value of such Property Additions as of the date of such certificate, the Fair Value thereof as so certified to the trustee under such Class "A" Mortgage; and

                                    (I) stating that the Liens, if any, of the
                           character described in clause (e) of the definition of "Permitted Liens" to which any property included in such Property Additions is subject do not, in the judgment of the signers, materially impair the use of such property for the purposes for which the same is held by the Company;

                           (iv) in case any Property Additions are shown by the
                  Engineer's Certificate provided for in clause (iii) above to include property which, within six months prior to the date of acquisition thereof by the Company, had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and such certificate does not show the Fair Value thereof to the Company, as of the date of such certificate, to be less than Twenty-Five Thousand Dollars ($25,000) or less than one percent (1%) of the sum of (x) the aggregate principal amount of Bonds then Outstanding, and (y) the aggregate principal amount of Class "A" Bonds then Outstanding other than Pledged Bonds, an Independent Engineer's Certificate stating, in the judgment of the signer, the Fair Value to the Company, as of the date of such Independent Engineer's Certificate, of (A) such Property Additions which have been so used or operated and (at the option of the Company) as to any other Property Additions included in the Engineer's Certificate provided for in clause (iii) above, and (B) any property so used or operated which has been subjected to the Lien of this Indenture since the commencement of the then current calendar year as the basis for the authentication and delivery of Bonds and as to which an Independent Engineer's Certificate has not previously been furnished to the Trustee;

                           (v) in case any Property Additions are shown by the
                  Engineer's Certificate provided for in clause (iii) above to have been acquired, made or constructed in whole or in part through the delivery of securities or other property, a written appraisal of an Engineer stating, in the judgment of the Engineer, the Fair Value in cash of such securities or other property at the time of delivery thereof in payment for or for the acquisition of such Property Additions;

                           (vi) an Opinion of Counsel to the effect:


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

                                    (A) that (except as to paving, grading and
                           other improvements to, under or upon highways, bridges, parks or other public property of analogous character) this Indenture is, or upon (x) the delivery of, or the filing or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in said opinion, or (y) the satisfaction and discharge of the Class "A" Mortgage to be satisfied and discharged pursuant to this Section, will be, a Lien on all the Property Additions to be deemed to have been made the basis of the authentication and delivery of Bonds then Outstanding which shall have been authenticated and delivered under Section 4.02 on the basis of Pledged Bonds authenticated and delivered under such Class "A" Mortgage, subject to no Lien thereon prior to the Lien of this Indenture except Permitted Liens; and

                                    (B) that the Company has corporate authority
                           to operate the Property Additions with respect to which such application is made;

                           (vii) an Opinion of Counsel to the effect that upon
                  satisfaction and discharge of such Class "A" Mortgage the Lien of this Indenture on the property formerly subject to the Lien of such Class "A" Mortgage, to the extent the same is part of the Mortgaged Property, will be subject to no Lien prior to the Lien of this Indenture except Permitted Liens and Liens of the character permitted to exist or to be hereafter created under Section 6.06; and

                          (viii) copies of the instruments of conveyance,
                  assignment and transfer, if any, specified in the Opinion of Counsel provided for in clause (vi) above.

                  (b) The amount of the Cost of any Property Additions and the Fair Value thereof to the Company and the fair market value in cash of any securities or other property so delivered in payment therefor or for the acquisition thereof shall be determined for the purposes of this Section by the appropriate certificate provided for in this Section.



                                  ARTICLE VIII

                POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY


         Section 8.01  Quiet Enjoyment.

                  Unless one or more Events of Default shall have occurred and be continuing, the Company shall be permitted to possess, use and enjoy the Mortgaged Property (except such cash as is expressly required to be deposited with the Trustee and except, to the extent not otherwise provided herein, such securities as are expressly required to be deposited with the Trustee).


         Section 8.02  Dispositions without Release.

                  Unless an Event of Default shall have occurred and be continuing, the Company may at any time and from time to time, without any release or consent by, or report to, the Trustee:

                  (a) sell or otherwise dispose of, free from the Lien of this Indenture, or abandon or otherwise retire, any machinery, apparatus, equipment, frames, towers, poles, wire, pipe, cable, conduit, mains, tubes, drains, valves, tools, or implements, or any other fixture or personalty, then subject to the Lien hereof, which shall have become inadequate, obsolete, worn out, unfit, or unserviceable or, provided that (at the time of any sale or disposal) the bonding test ratio specified in Section 8.03 is satisfied, shall have become undesirable or unnecessary for use in the Primary Purposes of the Company's Business and in the generation or production of electric energy;

                  (b) cancel or make changes in or alterations of or substitutions for any and all leases;

                  (c) alter, change the location of, add to, repair and replace any and all transmission and distribution lines, pipes, substations, machinery, fixtures and other equipment;

                  (d) cancel, make changes in or substitutions for or dispose of any and all rights of way (including easements and licenses);

                  (e) surrender or assent to the modification of any franchise (including in that term any ordinances, indeterminate permits, licenses or other operating rights, however denominated, granted by federal, state, municipal or other governmental authority) under which the Company may be operating if, in the judgment of the Company, it is advisable to do so;

                  (f) abandon, or permit the abandonment of, the operation of any Mortgaged Property and surrender any franchise (as defined in Section 8.02(e)) under which such Mortgaged Property is operated, if, in the judgment of the Company, the operation of such Mortgaged Property and such franchise is not, under the circumstances, necessary or important for the operation of the remaining Mortgaged Property, or whenever the Company deems such abandonment or surrender to be advisable for any reason; provided however, that if the amount at which such Mortgaged Property and all other Mortgaged Property so abandoned or surrendered during the same calendar year was originally charged to the fixed property accounts of the Company is equal to ten percent (10%) or more of the aggregate principal amount of Bonds Outstanding and Class "A" Bonds Outstanding (other than Pledged Bonds) immediately prior to such abandonment or surrender, there shall be furnished to the Trustee an Independent Engineer's Certificate to the effect that neither such Mortgaged Property nor such franchise is, under the circumstances, necessary or important for the operation of the remaining property of the Company or that such abandonment or surrender is advisable for some other specified reason, and in either case that such abandonment or surrender will not impair the security under this Indenture in contravention of the provisions hereof; and

                  (g) grant, free from the Lien of this Indenture, easements, ground leases or rights of way in, upon, over or across the property or rights of way of the Company for the purpose of roads, pipe lines, transmission lines, distribution lines, communication lines, railways, removal of coal or other minerals or timber, and other like purposes, or for the joint or common use of real property, rights of way, facilities or equipment; provided, however, that such grant shall not materially impair the use of the property or rights of way for the purposes for which such property or rights of way are held by the Company.


         Section 8.03 Release of Mortgaged Property if Bonding Ratio Test Satisfied.

                  Unless an Event of Default shall have occurred and be continuing, upon receipt of a Company Order requesting the release of Mortgaged Property pursuant to this Section 8.03, the Trustee shall execute and deliver to the Company the documents and instruments described in Section 8.03(a), releasing from the Lien of this Indenture any Mortgaged Property if the Fair Value, after, in this case, deducting the principal amount of indebtedness secured by any Prior Liens thereon other than Permitted Liens (except for Permitted Liens, up to the Fair Value to the Company of the Mortgaged Property subject to the Permitted Lien, described in clause (g) of the definition thereof), of all of the Mortgaged Property (excluding the Mortgaged Property to be released but including any Property Additions to be acquired by the Company with the proceeds of, or otherwise in connection with, such release) stated on the Engineer's Certificates delivered pursuant to Section 8.03(b) and Section 8.03(c), equals or exceeds an amount equal to twenty-fourteenths (20/14ths) of the aggregate principal amount of Bonds Outstanding and Class "A" Bonds Outstanding (other than Pledged Bonds) at the date of such Company Order as stated on the Officer's Certificate delivered pursuant to Section 8.03(d), upon receipt by the Trustee of:

                 (a) documents and instruments releasing without recourse the interest of the Trustee in the Mortgaged Property to be released, and describing in reasonable detail the Mortgaged Property to be released;

                 (b) an Engineer's Certificate, dated the date of such Company Order, stating (i) that the signers of such Engineer's Certificate have examined the Officer's Certificate delivered pursuant to Section 8.03(d) in connection with such release, (ii) the Fair Value, after, in this case, deducting the principal amount of indebtedness secured by any Prior Liens thereon other than Permitted Liens (except for Permitted Liens, up to the Fair Value to the Company of the Mortgaged Property subject to the Permitted Lien, described in clause (g) of the definition thereof), in the opinion of the signers of such Engineer's Certificate, of (A) all of the Mortgaged Property, and (B) the Mortgaged Property to be released, in each case as of a date not more than 90 days prior to the date of such Company Order, and (iii) that in the judgment of such signers, such release (A) will not materially adversely affect the Primary Purposes of the Company's Business, and
         (B) will not impair the security under this Indenture in contravention of the provisions hereof;

                 (c) in case any Property Additions are being acquired by the Company with the proceeds of, or otherwise in connection with, such release, an Engineer's Certificate, dated the date of such Company Order, as to the Fair Value, as of a date not more than 90 days prior to the date of such Company Order, of the Property Additions being so acquired (and if within six months prior to the date of acquisition by the Company of the Property Additions being so acquired, any property included within such Property Additions had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company, and the Fair Value thereof to the Company, as set forth in such Engineer's Certificate, is not less than Twenty-Five Thousand Dollars ($25,000) and not less than one percent (1%) of the sum of (i) the aggregate principal amount of Bonds then

         Outstanding, and (ii) the aggregate principal amount of Class "A" Bonds then Outstanding other than Pledged Bonds, such certificate shall be an Independent Engineer's Certificate); and

                 (d) an Officer's Certificate, dated the date of such Company Order, stating (i) the aggregate principal amount of Outstanding Bonds and Class "A" Bonds (other than Pledged Bonds) outstanding at the date of such Company Order, and stating that the Fair Value, after, in this case, deducting the principal amount of indebtedness secured by any Prior Liens thereon other than Permitted Liens (except for Permitted Liens, up to the Fair Value to the Company of the Mortgaged Property subject to the Permitted Lien, described in clause (g) of the definition thereof), of all of the Mortgaged Property (excluding the Mortgaged Property to be released but including any Property Additions to be acquired by the Company with the proceeds of, or otherwise in connection with, such release) stated on the Engineer's Certificate filed pursuant to Section 8.03(b) equals or exceeds an amount equal to twenty-fourteenths (20/14ths) of such aggregate principal amount, and
         (ii) that, to the knowledge of the signer, no Event of Default has occurred and is continuing.


         Section 8.04  Release of Limited Amount of Mortgaged Property.

                  If the Company is unable, or elects not, to obtain, in accordance with Section 8.03, the release from the Lien of this Indenture of Mortgaged Property, unless an Event of Default shall have occurred and be continuing, upon receipt of a Company Order requesting the release of Mortgaged Property pursuant to this Section 8.04, the Trustee shall execute and deliver to the Company the documents and instruments described in Section 8.04(a) releasing from the Lien of this Indenture any Mortgaged Property if the Fair Value thereof, as stated on the Engineer's Certificate delivered pursuant to Section 8.04(b), is less than one percent (1%) of the aggregate principal amount of Bonds Outstanding and Class "A" Bonds Outstanding (other than Pledged Bonds) at the date of such Company Order, provided that the aggregate Fair Value of all Mortgaged Property released pursuant to this Section 8.04, as stated on all Engineer's Certificates filed pursuant to this Section 8.04(b) in any period of 12 consecutive calendar months which includes the date of such Engineer's Certificate, shall not exceed three percent (3%) of the aggregate principal amount of Bonds Outstanding and Class "A" Bonds Outstanding (other than Pledged Bonds) at the date of such Company Order as stated on the Officer's Certificate delivered pursuant to Section 8.04(c), upon receipt by the Trustee of:

                  (a) documents and instruments releasing without recourse the interest of the Trustee in the Mortgaged Property to be released, and describing in reasonable detail the Mortgaged Property to be released;

                  (b) an Engineer's Certificate, dated the date of such Company Order, stating (i) that the signer of such Engineer's Certificate has examined the Officer's Certificate delivered pursuant to Section 8.04(c) in connection with such release, (ii) the Fair Value, in the opinion of the signers of such Engineer's Certificate, of such Mortgaged Property to be released as of a date not more than 90 days prior to the date of such Company Order, and (iii) that in the judgment of such signers, such release will not impair the security under this Indenture in contravention of the provisions hereof;

                  (c) an Officer's Certificate, dated the date of such Company Order, stating (i) the aggregate principal amount of Bonds Outstanding and Class "A" Bonds Outstanding (other than Pledged Bonds) at the date of such Company Order, (ii) that one percent (1%) of such aggregate principal amount exceeds the Fair Value of the Mortgaged Property for which such release is applied for, (iii) that three percent (3%) of such aggregate principal amount exceeds the aggregate Fair Value of all Mortgaged Property released from the Lien of this Indenture pursuant to this Section 8.04, as shown by all Engineer's Certificates filed pursuant to Section 8.04(b) in such period of 12 consecutive calendar months, and (iv) that, to the knowledge of the signer, no Event of Default has occurred and is continuing.


         Section 8.05 Release of Mortgaged Property Not Subject to a Class "A" Mortgage.

                  (a) If the Company is unable, or elects not, to obtain, in accordance with Section 8.03, the release from the Lien of this Indenture of Mortgaged Property which is not subject to a Class "A" Mortgage, unless an Event of Default shall have occurred and be continuing, on the basis of cash, Government Obligations, purchase money obligations, Property Additions acquired by the Company with the proceeds of, or otherwise in connection with, such release, or the waiver of the right to the authentication and delivery of Bonds as described in subclause (B) of clause (iii) of this Section 8.05(a), or a combination thereof, upon receipt of a Company Order requesting the release of Mortgaged Property pursuant to this Section 8.05, the Trustee shall execute and deliver to the Company the documents and instruments described in Section 8.05(a)(i) releasing such Mortgaged Property from the Lien of this Indenture, upon receipt by the Trustee of:

                           (i) appropriate documents and instruments releasing
                  without recourse the interest of the Trustee in the Mortgaged Property to be released, describing in reasonable detail the Mortgaged Property to be released and stating the amount and character of the proceeds to be received by the Company therefor;

                           (ii) an Engineer's Certificate, dated the date of
                  such Company Order, stating (A) that the signers of such Engineer's Certificate have examined the Officer's Certificate, if any, delivered pursuant to clause (iii) of this Section 8.05(a) in connection with such release, (B) the Fair Value, in the opinion of the signers of such Engineer's Certificate, of the Mortgaged Property to be released as of a date not more than 90 days prior to the date of such Company Order, (C) the fair market value in cash, in the opinion of such signers (which opinion may be based on an Appraiser's Certificate), of any Government Obligations and purchase money obligations included in the consideration for such release, and (D) that in the judgment of such signers, such release will not impair the security under this Indenture in contravention of the provisions hereof;

                           (iii) (A) an aggregate amount of Government
                  Obligations and purchase money obligations having a fair market value in cash as evidenced by an Appraiser's Certificate, cash and evidence of the acquisition by the Company of Property Additions with the proceeds of, or otherwise in connection with, such release (the amount of such Property Additions shall be the Fair Value thereof to the Company as of a date not more than 90 days prior to the date of such Company Order, as evidenced to the Trustee by an Engineer's Certificate dated the date of such Company Order, and if within six months prior to the date of acquisition by the Company of the Property Additions being so acquired, any property included within such Property Additions had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company, and the Fair Value thereof to the Company, as set forth in such Engineer's Certificate, is not less than Twenty-Five Thousand Dollars ($25,000) and not less than one percent (1%) of the sum of (i) the aggregate principal amount of Bonds then Outstanding, and (ii) the aggregate principal amount of Class "A" Bonds then Outstanding other than Pledged Bonds, such certificate shall be an Independent Engineer's Certificate), not less than the Fair Value of the Mortgaged Property to be released, or (B) an Officer's Certificate, dated the date of such Company Order, waiving the right of the Company to the authentication and delivery of an aggregate principal amount of Bonds up to the amount required by subclause (A) of clause (iii) of this Section 8.05(a), on the basis of Class "A" Bonds under Section 4.02 or on the basis of Retired Bonds under Section 4.04, and stating the matters required to be stated in the Officer's Certificates provided for in clause (vi) of Section 4.01(a) and in clause (iv) of
                  Section 4.02(b) or clause (ii) of Section 4.04(b), as the case may be, in either case appropriately modified to reflect that the action being taken is the waiver of the right to, rather than a request for, the authentication and delivery of Bonds, or (C), a combination of the items specified in subclauses (A) and (B) of clause (iii) of this Section 8.05(a);

                           (iv) in case any obligations secured by purchase
                  money mortgage upon the Mortgaged Property to be released are included in the consideration for such release and are delivered to the Trustee in connection with such release, an Opinion of Counsel, dated the date of the Company Order, stating that, in the opinion of the signer, such obligations are valid obligations enforceable in accordance with their terms, subject to the Customary Exceptions, and that the purchase money mortgage securing the same is sufficient to afford a valid purchase money Lien upon the property to be released subject to no Lien prior thereto except Permitted Liens and such Liens, if any, as shall have existed thereon just prior to such release as Liens prior to the Lien of this Indenture; and

                           (v) an Officer's Certificate, dated the date of such
                  Company Order, stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing.

                  (b) Any purchase money obligations received or to be received by the Trustee under this Indenture in consideration for the release of any Mortgaged Property from the Lien of this Indenture by the Trustee, and the purchase money mortgage securing such purchase money obligations, shall be released by the Trustee from the Lien of this Indenture and delivered or assigned to the Company, or as it shall request, upon payment by the Company to the Trustee of the unpaid principal of such purchase money mortgage and/or of the obligations thereby secured; the principal of any such purchase money obligations not so released shall be paid to or collected by the Trustee as and when such principal shall become payable, and the Trustee may take any action which in its judgment may be desirable or necessary to preserve the security of such purchase money mortgage.

                  (c) Any cash deposited with the Trustee under this Section
8.05 may thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 8.06.


         Section 8.06  Withdrawal or Other Application of Funded Cash.

                  (a) Subject to the provisions of Section 4.05 and Section 6.07 and except as hereafter in this Section provided, unless an Event of Default shall have occurred and be continuing, any Funded Cash held by the Trustee, and any other cash which is required to be withdrawn, used or applied as provided in this Section:

                           (i) may be withdrawn from time to time by the Company
                  to the extent of the Cost or the Fair Value to the Company (whichever is less) of Unbonded Property Additions, after making any deductions pursuant to Section 1.04(b), described in an Engineer's Certificate, dated not more than ninety (90) days prior to the date of the Company Order requesting such withdrawal and complying with clause (ii) of Section 4.03(b), delivered to the Trustee; provided, however, that the deductions contemplated by Section 1.04(b) shall not be required to be made if such Property Additions were acquired, made or constructed on or after the ninetieth (90th) day preceding the date of such Company Order;

                           (ii) may be withdrawn from time to time by the
                  Company (A) in the case of cash deposited with the Trustee under Section 4.05 or Section 7.02(a), to the extent of the aggregate principal amount of Bonds the authentication and delivery of which the Company shall be entitled under the provisions of Section 4.04, by virtue of compliance with all applicable provisions of Section 4.04 (except as hereinafter in this Section otherwise provided) and (B) in the case of all other Funded Cash and any other cash, in an amount equal to twenty-fourteenths (20/14ths) of such aggregate principal amount; provided, however, that such withdrawal of cash shall operate as a waiver by the Company of the right to the authentication and delivery of such Bonds and, to such extent no such Bonds may thereafter be authenticated and delivered hereunder; and any such Bonds which were the basis of such right to the authentication and delivery of Bonds so waived shall be deemed to have been made the basis of such withdrawal of cash;

                           (iii) may be withdrawn from time to time by the
                  Company in an amount equal to twenty-fourteenths (20/14ths) of the aggregate principal amount of any Outstanding Bonds delivered to the Trustee;

                           (iv) may, upon the request to the Company, be used by
                  the Trustee for the purchase of Bonds in the manner, at the time or times, in the amount or amounts, at the price or prices (not exceeding twenty-fourteenths (20/14ths) of the principal amount thereof) and otherwise as directed or approved by the Company; or

                           (v) may, upon the request of the Company, be applied
                  by the Trustee to the payment at Stated Maturity of any Bonds or to the redemption of any Bonds which are, by their terms, redeemable, in each case of such series as may be designated by


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

                  the Company, any such redemption to be in the manner and as provided in Article Five.

                  (b) Such moneys shall, from time to time, be paid or used or applied by the Trustee, as aforesaid, upon the request of the Company in a Company Order, and upon receipt by the Trustee of an Officer's Certificate stating that no Event of Default has occurred and is continuing. If and to the extent that the withdrawal of cash is based upon Unbonded Property Additions (as permitted under the provisions of clause (i) of Section 8.06(a)), the Company shall, subject to the provisions of said clause (i) and except as hereafter in this subsection (b) provided, comply with all applicable provisions of this Indenture as if such Property Additions were made the basis for the authentication and delivery of Bonds equal in principal amount to seventy percent (70%) of the cash so to be withdrawn. If and to the extent that the withdrawal of cash is based upon the right to the authentication and delivery of Bonds (as permitted under the provisions of clause (ii) of Section 8.06(a)), the Company shall, except as hereafter in this subsection (b) provided, comply with all applicable provisions of Section 4.04 relating to such authentication and delivery. Notwithstanding the foregoing provisions of this subsection (b) and of
Section 4.04, in no event shall the Company be required to comply with Section 4.01.

                  (c) The principal of and interest on any obligations secured by a purchase money mortgage held by the Trustee shall be collected by the Trustee as and when the same become payable. Unless an Event of Default shall have occurred and be continuing, the interest received by the Trustee on any such obligations shall be remitted to the Company, and any payments received by the Trustee on account of the principal of any such obligations in excess of the amount of credit used by the Company in respect of such obligations upon the release of any property from the Lien hereof shall be deemed not to constitute Funded Cash and shall also be remitted to the Company. The Trustee shall have and may exercise all the rights and powers of an owner of such obligations and of all substitutions therefor and, without limiting the generality of the foregoing, may collect and receive all insurance moneys payable to it under any of the provisions thereof and apply the same in accordance with the provisions thereof, may consent to extensions thereof at a higher or lower rate of interest, may join in any plan or plans of voluntary or involuntary reorganization or readjustment or rearrangement and may accept and hold hereunder new obligations, stocks or other securities issued in exchange therefor under any such plan. Any discretionary action which the Trustee may be entitled to take in connection with any such obligations or substitutions therefor shall be taken, so long as no Event of Default shall exist, in accordance with a Company Order, and, during the existence of an Event of Default, in its own discretion.

                  (d) Any Bonds received by the Trustee pursuant to the provisions of this Section shall forthwith be canceled by the Trustee.


         Section 8.07  Release of Property Taken by Eminent Domain, etc.

                  Should any of the Mortgaged Property, or any interest therein, be taken by exercise of the power of eminent domain or be sold to an entity possessing the power of eminent domain under a threat to exercise the same, and should the Company not elect to obtain the release of such property pursuant to other provisions of this Article Eight, the Trustee shall, upon request of the Company evidenced by a Company Order, release from the Lien hereof all its right, title and interest in and to the property so taken or sold (or with respect to an interest in property, subordinate the Lien hereof to


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

such interest), upon receiving (a) an Opinion of Counsel to the effect that such property has been taken by exercise of the power of eminent domain or has been sold to an entity possessing the power of eminent domain under threat of an exercise of such power, (b) an Officer's Certificate stating the amount of net proceeds received or to be received for such property so taken or sold under threat of exercise of such power, and the amount so stated shall be deemed to be the Fair Value of such property for the purpose of any notice to the Holders of Bonds, and (c) a deposit by the Company of an amount in cash equal to the Cost of the Mortgaged Property so taken or sold (or, if the Fair Value to the Company of such property at the time the same became Mortgaged Property was less than the Cost thereof, then such Fair Value in lieu of Cost); provided, however, that no such deposit shall be required to be made hereunder if the proceeds of such taking or sale shall, as indicated in an Officer's Certificate delivered to the Trustee, have been deposited with the trustee or other holder of a Class "A" Mortgage or other Lien prior to the Lien of this Indenture. Any cash deposited with the Trustee under this Section may thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 8.06.


         Section 8.08  Alternative Release Provision.

                  In lieu of the other provisions for the release of the Mortgaged Property provided in this Indenture, unless an Event of Default shall have occurred and be continuing, the Company may in the alternative obtain the release of any part of the Mortgaged Property which is subject to the Lien of a Class "A" Mortgage (except cash or obligations secured by a purchase money mortgage) by delivery to the Trustee of an Officer's Certificate as to the non-existence of an Event of Default referred to above, an Engineer's Certificate as to the Fair Value of the property to be released and a copy of a release of such part of the Mortgaged Property from the Lien of such Class "A" Mortgage executed by the trustee thereunder; provided, however, that this Section shall not apply with respect to any release of Mortgaged Property from the Lien of any Class "A" Mortgage in connection with the discharge of such Class "A" Mortgage.


         Section 8.09  Disclaimer or Quitclaim.

                 In case the Company has sold, exchanged, dedicated or otherwise disposed of, or has agreed or intends to sell, exchange, dedicate or otherwise dispose of, or a Governmental Authority has lawfully ordered the Company to divest itself of, any property of a character excepted from the Lien hereof, or the Company desires to disclaim or quitclaim title to property to which the Company does not purport to have title, the Trustee shall, from time to time, execute such instruments of disclaimer or quitclaim as may be appropriate upon receipt by the Trustee of the following:

                  (a) an Officer's Certificate describing in reasonable detail the property to be disclaimed or quitclaimed; and

                  (b) an Opinion of Counsel stating the signer's opinion that such property is not subject to the Lien hereof or required to be subject thereto by any of the provisions hereof and that the execution of such disclaimer or quitclaim is appropriate.

         Section 8.10  Miscellaneous.

                  (a) If the Mortgaged Property shall be in the possession of a receiver or trustee, lawfully appointed, the powers hereinbefore conferred upon the Company with respect to the release of any part of the Mortgaged Property or any interest therein or the withdrawal of cash may be exercised, with the approval of the Trustee, by such receiver or trustee, notwithstanding that an Event of Default may have occurred and be continuing, and any request, certificate, appointment or approval made or signed by such receiver or trustee for such purposes shall be as effective as if made by the Company or any of its officers or appointees in the manner herein provided; and if the Trustee shall be in possession of the Mortgaged Property under any provision of this Indenture, then such powers may be exercised by the Trustee in its discretion notwithstanding that an Event of Default may have occurred and be continuing.

                  (b) If any property released from the Lien of this Indenture as provided in Section 8.03, 8.04 or 8.05 shall continue to be owned by the Company after such release, this Indenture shall not become or be, or be required to become or be, a Lien upon such property or any improvement, extension or addition to such property or renewals, replacements or substitutions of or for any part or parts of such property unless the Company shall execute and deliver to the Trustee an indenture supplemental hereto, in recordable form, containing a grant, conveyance, transfer and mortgage thereof to the Trustee.

                  (c) Notwithstanding the occurrence and continuance of an Event of Default, the Trustee, in its discretion, may release from the Lien hereof any part of the Mortgaged Property or permit the withdrawal of cash, upon compliance with the other conditions specified in this Article in respect thereof.

                  (d) No purchaser in good faith of property purporting to have been released hereunder shall be bound to ascertain the authority of the Trustee to execute the release, or to inquire as to any facts required by the provisions hereof for the exercise of this authority; nor shall any purchaser or grantee of any property or rights permitted by this Article to be sold, granted, exchanged, dedicated or otherwise disposed of, be under obligation to ascertain or inquire into the authority of the Company to make any such sale, grant, exchange, dedication or other disposition.



                                   ARTICLE IX

                           SATISFACTION AND DISCHARGE


         Section 9.01  Satisfaction and Discharge of Bonds.

                  (a) Any Bond or Bonds, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee, in trust:

                           (i) money (including Funded Cash not otherwise
                  applied pursuant to Section 8.06) in an amount which shall be sufficient, or

                           (ii) in the case of a deposit made prior to the
                  Maturity of such Bonds or portions thereof, Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which shall be sufficient, or

                           (iii) a combination of (i) and (ii) which shall be
                  sufficient,

         to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Bonds or portions thereof; provided, however, that in the case of the provision for payment or redemption of less than all the Bonds of any series or Tranche, such Bonds or portions thereof shall have been selected by the Bond Registrar as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee and the Bond Registrar to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee:

                                    (x) if such deposit shall have been made
                  prior to the Maturity of such Bonds, a Company Order stating that the money and Eligible Obligations deposited with the Trustee in accordance with this Section shall be held by the Trustee, in trust, as provided in Section 9.03; and

                                    (y) if Eligible Obligations shall have been
                  deposited with the Trustee, an Opinion of Counsel that the obligations so deposited with the Trustee constitute Eligible Obligations and do not contain provisions permitting the redemption or other prepayment at the option of the issuer thereof, and an opinion of an Independent public accountant of nationally recognized standing, selected by the Company, to the effect that the other requirements set forth in clause
                  (ii) above have been satisfied.

                  (b) Upon receipt by the Trustee of money or Eligible Obligations, or both, in accordance with this Section, together with the documents required by clauses (x) and (y) of Section 9.01(a), (i) the Holders of the Bonds or portions thereof in respect of which such deposit was made shall no longer be entitled to the benefit of the covenants of the Company under Article Six (except the covenants contained in Sections 6.01(a), 6.02 and 6.03), and
(ii) the Trustee shall, upon receipt of a Company Request, acknowledge in writing that such Bonds or portions thereof are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof is deemed to have been satisfied and discharged.

                  (c) If payment at Stated Maturity of less than all of the Bonds of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Bond Registrar shall select such Bonds, or portions of principal amount thereof in the manner specified by
Section 5.03 for selection for redemption of less than all the Bonds of a series or Tranche, unless a different manner is specified as contemplated by Section
3.01 for Bonds of such series or Tranche.

                  (d) In the event that Bonds which shall be deemed to have been paid as provided in this Section do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit with the Trustee of moneys or Eligible Obligations as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Bonds, to the Holders of such Bonds to the effect that such deposit has been made and the effect thereof.

                  (e) Notwithstanding the satisfaction and discharge of any Bonds as aforesaid, the obligations of the Company and the Trustee in respect of such Bonds under Sections 3.04, 3.05, 3.06, 5.04, 6.02, 6.03, 11.07 and 11.15,
Article Seven and this Article Nine shall survive.

                  (f) The Company shall pay, and shall indemnify the Trustee and each Holder of Bonds which are deemed to have been paid as provided in this Section against, any tax, fee or other charge imposed on or assessed against the Eligible Obligations deposited with the Trustee or the principal or interest received by the Trustee in respect of such Eligible Obligations.

                  (g) Anything herein to the contrary notwithstanding, if, at any time after a Bond would be deemed to have been satisfied or discharged pursuant to this Section (without regard to the provisions of this subsection
(g)), the Trustee shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable federal or state bankruptcy, insolvency or other similar law, the indebtedness of the Company in respect of such Bond shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain Outstanding.


         Section 9.02  Satisfaction and Discharge of Indenture.

                  (a) This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                           (i)      either:

                                    (A) all Bonds theretofore authenticated and
                           delivered (other than (1) Bonds which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, and (2) Bonds deemed to have been paid in accordance with
                           Section 9.01) have been delivered to the Trustee for cancellation; or

                                    (B) all Bonds not theretofore delivered to
                           the Trustee for cancellation (other than Bonds described in clause (1) of subclause (A) above) shall be deemed to have been paid in accordance with
                           Section 9.01;

                           (ii) the Company has paid or caused to be paid all
                  other sums payable hereunder by the Company; and

                           (iii) the Company has delivered to the Trustee an
                  Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.


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

                  (b) Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 11.07 and 11.15 and this Article Nine shall survive.

                  (c) Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer, reconvey and otherwise turn over to the Company the Mortgaged Property (other than money and Eligible Obligations held by the Trustee pursuant to Section 9.03) and shall execute and deliver to the Company such deeds and other instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect or evidence such assignment, transfer, reconveyance and turning over and the release and discharge of the Lien of this Indenture.


         Section 9.03  Application of Trust Money.

                  Neither the Eligible Obligations nor the money deposited with the Trustee pursuant to Section 9.01, nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest, if any, on the Bonds or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 6.03; provided, however, that, unless an Event of Default shall have occurred and be continuing, any cash received from such principal or interest payments on such Eligible Obligations deposited with the Trustee, if not then needed for such purpose, shall, to the extent practicable, be invested in Eligible Obligations of the type described in clause (ii) of
Section 9.01(a), and, subject to the rights of the Trustee under Section 11.07, interest earned from such reinvestment shall be paid over to the Company as received by the Trustee, free and clear of the Lien of this Indenture; and provided, further, that unless an Event of Default shall have occurred and be continuing, any moneys held by the Trustee in accordance with this Section on the Maturity of all such Bonds in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Bonds, subject to the rights of the Trustee under Section 11.07, shall be paid over to the Company free and clear of the Lien of this Indenture.



                                    ARTICLE X

                           EVENTS OF DEFAULT; REMEDIES


         Section 10.01  Events of Default.

                  An "Event of Default", wherever used herein with respect to the Bonds, means any one the following events:

                  (a) failure to pay interest, if any, on any Bond within sixty (60) days after same becomes due and payable; or

                  (b) failure to pay the principal of or premium, if any, on any Bond within fifteen (15) days after its Maturity; or

                  (c) failure to perform or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically dealt with) for a period of sixty (60) days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 50% in principal amount of the Bonds then Outstanding, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Bonds not less than the principal amount of Bonds the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Bonds, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued; or

                  (d) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of ninety (90) consecutive days; or

                  (e) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors; or

                  (f) the occurrence of a Matured Event of Default under any Class "A" Mortgage; provided, however, that, anything in this Indenture to the contrary notwithstanding, the waiver or cure of such event of default under such Class "A" Mortgage and the rescission and annulment of the consequences thereof shall constitute a waiver of the corresponding Event of Default hereunder and a rescission and annulment of the consequences thereof.


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

         Section 10.02  Acceleration of Maturity; Rescission and Annulment.

                  (a) If an Event of Default shall have occurred and be continuing, then in every such case the Trustee or the Holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding may declare the principal amount (or, if any of the Bonds are Discount Bonds, such portion of the principal amount of such Bonds as may be specified in the terms thereof as contemplated by Section 3.01) of all of the Bonds to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon receipt by the Company of notice of such declaration such principal amount (or specified amount), together with premium, if any, and accrued interest, if any, thereon, shall become immediately due and payable.

                  (b) At any time after such a declaration of acceleration of the maturity of the Bonds then Outstanding shall have been made, but before any sale of any of the Mortgaged Property has been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as provided in this Article, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if:

                           (i) the Company shall have paid or deposited with the Trustee a sum sufficient to pay

                                    (A) all overdue interest, if any, on all
                           Bonds then Outstanding;

                                    (B) the principal of and premium, if any, on
                           any Bonds then Outstanding which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Bonds; and

                                    (C) all amounts due to the Trustee under
                           Section 11.07; and

                           (ii) any other Event or Events of Default, other than
                  the non-payment of the principal of Bonds which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 10.17.

                  No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.


         Section 10.03  Entry Upon Mortgaged Property.

                  If an Event of Default shall have occurred and be continuing, the Company, upon demand of the Trustee and if and to the extent permitted by law, shall forthwith surrender to the Trustee the actual possession of, and the Trustee, by such officers or agents as it may appoint, may enter upon, and take possession of, the Mortgaged Property; and the Trustee may hold, operate and manage the Mortgaged Property, and in that connection shall have access to the books and accounts of the Company, and may make all needful repairs and such renewals, replacements, betterments and improvements as to the Trustee shall seem prudent; and the Trustee, subject to the rights, if any, of others to receive collections from former, present or future customers, may receive the rents, issues, profits, revenues and other income of the Mortgaged Property; and, after deducting the costs and expenses of entering, taking possession, holding, operating and managing the Mortgaged Property, as well as payments for insurance and taxes and other proper charges upon the Mortgaged Property prior to the Lien of this Indenture and reasonable compensation to itself, its agents and counsel, the Trustee may apply the same as provided in Section 10.07. Whenever all that is then due in respect of the principal of and premium, if any, and interest, if any, on the Bonds and under any of the terms of this Indenture shall have been paid and all defaults hereunder shall have been cured, the Trustee shall surrender possession of the Mortgaged Property to the Company.


         Section 10.04  Power of Sale; Suits for Enforcement.

                  If an Event of Default shall have occurred and be continuing, the Trustee, by such officers or agents as it shall appoint, with or without entry, in its discretion may, subject to the provisions of Section 10.16 and if and to the extent permitted by law:

                  (a) sell, subject to any mandatory requirements of applicable law, the Mortgaged Property as an entirety, or in such parcels as the Holders of a majority in aggregate principal amount of the Bonds then Outstanding shall in writing request, or in the absence of such request, as the Trustee may determine, to the highest bidder at public auction at such place and at such time (which sale may be adjourned by the Trustee from time to time in its discretion by announcement at the time and place fixed for such sale, without further notice) and upon such terms as the Trustee may fix and briefly specify in a notice of sale to be published once in each week for four successive weeks prior to such sale in an Authorized Publication in each Place of Payment for the Bonds of each series; or

                  (b) proceed to protect and enforce its rights and the rights of the Holders of Bonds under this Indenture by sale pursuant to judicial proceedings or by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the foreclosure of this Indenture or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Holders of Bonds.


         Section 10.05  Incidents of Sale.

                  Upon any sale of any of the Mortgaged Property, whether made under the power of sale hereby given or pursuant to judicial proceedings, to the extent permitted by law:

                  (a) the principal amount (or, if any of the Bonds are Discount Bonds, such portion of the principal amount of such Bonds as may be specified in the terms thereof as contemplated by Section 3.01) of all Outstanding Bonds, if not previously due, shall at once become and be immediately due and payable together with premium, if any, and accrued interest, if any, thereon;

                  (b) any Holder or Holders of Bonds or the Trustee may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Bonds or claims for interest thereon in lieu of cash to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Bonds, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show partial payment;

                  (c) the Trustee may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

                  (d) the Trustee is hereby irrevocably appointed the true and lawful attorney of the Company, in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property so sold; and for that purpose it may execute all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more persons, firms or corporations with like power, the Company hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof; but, if so requested by the Trustee or by any purchaser, the Company shall ratify and confirm any such sale or transfer by executing and delivering to the Trustee or to such purchaser or purchasers all proper deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request;

                  (e) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Company of, in and to the property so sold shall be divested and such sale shall be a perpetual bar both at law and in equity against the Company, its successors and assigns, and against any and all persons claiming or who may claim the property sold or any part thereof from, through or under the Company, subject, however, to the rights, if any, held by others to receive collections from former, present or future customers; and

                  (f) the receipt of the Trustee or of the officer making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or her or their purchase money and such purchaser or purchasers and his or her or their assigns or personal representatives shall not, after paying such purchase money and receiving such receipt, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or non-application thereof.


         Section 10.06 Collection of Indebtedness and Suits for Enforcement by Trustee.

                  (a) If an Event of Default described in Section 10.01(a) or 10.01(b) shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Bonds with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Bonds for principal and premium, if any, and interest, if any, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 11.07.

                  (b) If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Bonds and


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

collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Bonds, wherever situated.

                  (c) The Trustee shall, to the extent permitted by law, be entitled to sue and recover judgment as aforesaid either before, during or after the pendency of any proceedings for the enforcement of the Lien of this Indenture, and in case of a sale of the Mortgaged Property or any part thereof and the application of the proceeds of sale as aforesaid, the Trustee, in its own name and as trustee of an express trust, shall be entitled to enforce payment of, and to receive, all amounts then remaining due and unpaid upon the Bonds then Outstanding for principal, premium if any, and interest, if any, for the benefit of the Holders thereof, and shall be entitled to recover judgment for any portion of the same remaining unpaid, with interest as aforesaid. No recovery of any such judgment by the Trustee and no levy of any execution upon any such judgment upon any of the Mortgaged Property or any other property of the Company shall affect or impair the Lien of this Indenture upon the Mortgaged Property or any part thereof or any rights, powers or remedies of the Trustee hereunder, or any rights, powers or remedies of the Holders of the Bonds.


         Section 10.07  Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article, including any rents, issues, profits, revenues and other income collected pursuant to Section 10.03 (subject to the rights, if any, of others to receive collections therein referred to and after the deductions therein provided) and any proceeds of any sale (after deducting the costs and expenses of such sale, including a reasonable compensation to the Trustee, its agents and counsel, and any taxes, assessments or Liens prior to the Lien of this Indenture, except any thereof subject to which such sale shall have been made), whether made under any power of sale herein granted or pursuant to judicial proceedings, and any other money collected by the Trustee under the provisions of this Indenture (unless otherwise herein specifically provided for), together with, in the case of an entry or sale or as otherwise provided herein, any other sums then held by the Trustee as part of the Mortgaged Property, shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Bonds and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the payment of all amounts due the Trustee under
Section 11.07;

                  SECOND: To the payment of the whole amount then due and unpaid upon the Outstanding Bonds for principal and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected; and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid upon such Bonds, then to the payment of such principal and interest, if any, without any preference or priority, ratably according to the aggregate amount so due and unpaid, with any balance then remaining to the payment of premium, if any, ratably as aforesaid; provided, however, that any money specifically collected by the Trustee in respect of interest or pursuant to Section 10.03 shall first be applied to the payment of interest so due; and

                  THIRD: To the payment of the remainder, if any, to the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may order.


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

         Section 10.08  Receiver.

                  If an Event of Default shall have occurred and, during the continuance thereof, the Trustee shall have commenced judicial proceedings to enforce any right under this Indenture, the Trustee shall, to the extent permitted by law, be entitled, as against the Company, without notice or demand and without regard to the adequacy of the security for the Bonds or the solvency of the Company, to the appointment of a receiver of the Mortgaged Property, and, subject to the rights, if any, of others to receive collections from former, present or future customers, of the rents, issues, profits, revenues and other income thereof, but, notwithstanding the appointment of any receiver, the Trustee shall be entitled to retain possession and control of, and to collect and receive the income from, cash, securities and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder.


         Section 10.09  Trustee May File Proofs of Claim.

                  (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Bonds or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                           (i) to file and prove a claim for the whole amount of
                  principal, premium, if any, and interest, if any, owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 11.07) and of the Holders allowed in such judicial proceeding; and

                           (ii) to collect and receive any moneys or other
                  property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 11.07.

                  (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.


         Section 10.10  Trustee May Enforce Claims Without Possession of Bonds.

                  All rights of action and claims under this Indenture or on the Bonds may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.


         Section 10.11  Limitation on Suits.

                  No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default;

                  (b) the Holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Bonds then Outstanding;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


         Section 10.12 Unconditional Right of Holders to Receive Principal, Premium and Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Bond shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium if any, and (subject to Section 3.07) interest, if any, on such Bond on the Stated Maturity or Maturities expressed in such Bond (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


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         Section 10.13  Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, and Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.


         Section 10.14  Rights and Remedies Cumulative.

                  Except as otherwise provided in Section 3.06(f), no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and, subject to Section 10.11, every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


         Section 10.15  Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


         Section 10.16  Control by Holders of Bonds.

                  If an Event of Default shall have occurred and be continuing, the Holders of a majority in aggregate principal amount of the Bonds then Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee herein; provided, however, that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where indemnity would not, in the Trustee's sole discretion, be adequate;

                  (b) such direction shall not be unduly prejudicial to the rights of the nonassenting Holders; and

                  (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


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         Section 10.17  Waiver of Past Defaults.

                  (a) Before any sale of any of the Mortgaged Property, and before a judgment or decree for payment of the money due shall have been obtained by the Trustee, as in this Article provided, the Holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding may, by an Act of such Holders delivered to the Trustee and the Company, on behalf of the Holders of all the Bonds then Outstanding waive any past default hereunder and its consequences, except a default:

                           (i) in the payment of the principal of or premium,
                  if any, or interest, if any, on any Bond Outstanding, or

                           (ii) in respect of a covenant or provision hereof
                  which under Section 14.02(a) cannot be modified or amended without the consent of the Holder of each Outstanding Bond of any series or Tranche affected.

                  (b) Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


         Section 10.18  Undertaking for Costs.

                  The Company and the Trustee agree, and each Holder of Bonds by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Bonds then Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Bond on or after the Stated Maturity or Maturities expressed in such Bond (or, in the case of redemption, on or after the Redemption Date).


         Section 10.19  Waiver of Appraisement and Other Laws.

                  To the full extent that it may lawfully so agree, the Company shall not at any time set up, claim or otherwise seek to take the benefit or advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in effect, in order to prevent or hinder the enforcement of this Indenture or the absolute sale of the Mortgaged Property, or any part thereof, or the possession thereof, or any part thereof, by any purchaser at any sale under this Article; and the Company, for itself and all who may claim under it, so far as it or they now or hereafter may lawfully do so, hereby waives the benefit of all such laws. The Company, for itself and all who may claim under it, waives, to the extent that it may lawfully do so, all right to have the Mortgaged Property marshalled upon any


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

foreclosure of the Lien hereof, and agrees that any court having jurisdiction to foreclose the Lien of this Indenture may order the sale of the Mortgaged Property as an entirety.


         Section 10.20  Defaults under Class "A" Mortgages.

                  In addition to every other right and remedy provided herein, the Trustee may exercise any right or remedy available to the Trustee in its capacity as owner and holder of Pledged Bonds which arises as a result of a default or Matured Event of Default under any Class "A" Mortgage, whether or not an Event of Default shall then have occurred and be continuing.



                                   ARTICLE XI

                                   THE TRUSTEE


         Section 11.01  Certain Duties and Responsibilities.

                  (a) The Trustee shall have and be subject to all the duties and responsibilities and all of the protections, exculpations and limitations on liability specified with respect to an indenture trustee in the Trust Indenture Act, including those deemed by the Trust Indenture Act to be included herein, and no implied covenants or obligations shall be read into this Indenture against the Trustee. For purposes of Sections 315(a) and 315(c) of the Trust Indenture Act, the term "default" is hereby defined as an Event of Default which has occurred and is continuing.

                  (b) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (c) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


         Section 11.02  Notice of Defaults.

                  (a) The Trustee shall give the Holders notice of any default hereunder in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 10.01(c), no such notice to Holders shall be given until at least 45 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

                  (b) The Trustee shall give to the trustee under each Class "A" Mortgage a copy of each notice of default given to the Holders pursuant to this Section. In addition, the Trustee shall give


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

to the Holders copies of each notice of default under any Class "A" Mortgage given to the Trustee in its capacity as owner and holder of Pledged Bonds issued and outstanding thereunder.


         Section 11.03  Certain Rights of Trustee.

                  Subject to the provisions of Section 11.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is specifically prescribed herein) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;


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

                  (h) except as otherwise provided in Section 10.01(c), the Trustee shall not be charged with knowledge of any Event of Default unless either (i) a Responsible Officer of the Trustee assigned to the Corporate Trust Administration Division of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default, or (ii) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on the Bonds or by any Holder of such Bonds or, in the case of an Event of Default described in Section 10.01(f), by the trustee under the related Class "A" Mortgage; and

                  (i) the Trustee shall not be personally liable, in the case of entry by it upon the Mortgaged Property, for debts contracted or damages incurred in the management or operation of the Mortgaged Property.


         Section 11.04  Not Responsible for Recitals or Issuance of Bonds.

                  The recitals contained herein and in the Bonds (except the Trustee's certificates of authentication) shall be taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Bonds, as to the value or condition of the Mortgaged Property or any part thereof, or as to the title of the Company thereto or as to the security afforded thereby or hereby, or as to the validity of any Class "A" Bonds or other securities at any time pledged or deposited with the Trustee hereunder. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Bonds or the proceeds thereof or of any moneys paid to the Company or upon Company Order under any provision hereof.


         Section 11.05  May Hold Bonds.

                  Each of the Trustee, any Authenticating Agent, any Paying Agent, any Bond Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Sections 11.08 and 11.13, may otherwise deal with the Company with the same rights it would have if it were not such Trustee, Authenticating Agent, Paying Agent, Bond Registrar or other agent.


         Section 11.06  Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.


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

         Section 11.07  Compensation and Reimbursement.

                  (a) The Company shall:

                           (i) pay to the Trustee from time to time reasonable
                  compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                           (ii) except as otherwise expressly provided herein,
                  reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                           (iii) indemnify the Trustee and hold it harmless from
                  and against any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  (b) As security for the performance of the obligations of the Company under this Section, the Trustee shall have a Lien prior to the Bonds upon the Mortgaged Property and any money collected by the Trustee as proceeds of the Mortgaged Property, other than property and funds held in trust under
Section 9.03 (except as otherwise provided in Section 9.03).

                  (c) In addition to the rights provided to the Trustee in
Section 11.07(b), whenever the Trustee incurs any loss, liability or expense without negligence or bad faith on its part, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, or renders services, after an Event of Default specified in Section 10.01(d) or (e) occurs, any such loss, liability, expense (including the reasonable charges and expenses of its counsel) or compensation for services is intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

                  (d) "Trustee" for purposes of this Section 11.07 shall include any predecessor Trustee; provided, however, that the negligence or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

                  (e) The provisions of Section 11.07 (a) and (c) shall survive the termination of this Indenture.


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

         Section 11.08  Disqualification; Conflicting Interests.

                  If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture.


         Section 11.09  Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be:

                  (a) a corporation organized and doing business under the laws of the United States of America, any state or territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or

                  (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and not otherwise disqualified under Section 310(a)(5) of the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


         Section 11.10  Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 11.11.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 11.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Bonds then Outstanding delivered to the Trustee and to the Company.


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

                  (d) If at any time:

                           (i) the Trustee shall fail to comply with Section
                  11.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

                           (ii) the Trustee shall cease to be eligible under
                  Section 11.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                           (iii) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee, or (y) subject to Section 10.18, any Holder who has been a bona fide Holder for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated in sub- clause (y) of clause (iii) of subsection (d) of this Section), the Company, by a Board Resolution, shall take prompt steps to appoint a successor Trustee or Trustees and shall comply with the applicable requirements of Section 11.11. In case all or substantially all of the Mortgaged Property shall be in the possession of a receiver or trustee lawfully appointed, such receiver or trustee, by written instrument, may similarly appoint a successor to fill such vacancy until a new Trustee shall be so appointed by the Holders. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Bonds then Outstanding delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 11.11, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company or by such receiver or trustee. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 11.11, any Holder who has been a bona fide Holder of a Bond for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, if the Company shall have delivered to the Trustee (i) a Board Resolution appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 11.11, the Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor Trustee shall be deemed to have been appointed pursuant to subsection (d) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 11.11, all as of such date, and all other provisions of this Section and Section 11.11 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).


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

                  (g) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Bond Register. Each notice shall include the name of the successor Trustee and the address of its corporate trust office.


         Section 11.11  Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject, nevertheless, to the provisions of Section 11.07(b).

                  (b) Upon request of any such successor Trustee, the Company shall execute any instruments which fully vest in and confirm to such successor Trustee all such estates, properties, rights, powers and trusts referred to in subsection (a) of this Section.

                  (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


         Section 11.12 Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had itself authenticated such Bonds.


         Section 11.13  Preferential Collection of Claims Against Company.

                  If the Trustee shall be or become a creditor of the Company (or any other obligor upon the Bonds), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company (or such other obligor).


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         Section 11.14  Co-trustees and Separate Trustees.

                  (a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Mortgaged Property may at the time be located, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least a majority in aggregate principal amount of the Bonds then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Mortgaged Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have the power to make such appointment.

                  (b) Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

                  (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

                           (i) the Bonds shall be authenticated and delivered,
                  and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

                           (ii) the rights, powers, duties and obligations
                  hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

                           (iii) the Trustee at any time, by an instrument in
                  writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

                           (iv) no co-trustee or separate trustee hereunder
                  shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder; and

                           (v) any Act of Holders delivered to the Trustee shall
                  be deemed to have been delivered to each such co-trustee and separate trustee.


         Section 11.15  Appointment of Authenticating Agent.

                  (a) The Trustee may appoint an Authenticating Agent or Agents (which, except for authentication of Bonds upon the original issuance thereof, may be the Company) with respect to the Bonds of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Bonds of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to
Section 3.06, and Bonds so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Bonds by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent, other than the Company, shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state or territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  (b) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  (c) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this


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

Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  (d) The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall have no liability for such payments. The Trustee shall not be responsible for any misconduct, bad faith or negligence on the part of any Authenticating Agent appointed with due care by the Trustee hereunder.

                  (e) The provisions of Sections 3.08, 11.04 and 11.05 shall be applicable to each Authenticating Agent.

                  (f) If an appointment with respect to the Bonds of one or more series, or any Tranche thereof, shall be made pursuant to this Section, the Bonds of such series or Tranche may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication substantially in the following form:

                      This is one of the Bonds of the series designated therein
                  referred to in the within-mentioned Indenture.


                                                  ______________________________
                                                     as Trustee


                                                  By____________________________
                                                     As Authenticating Agent


                                                  By____________________________
                                                     Authorized Officer

                  (g) If all of the Bonds of a series, or any Tranche thereof, may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Bonds upon original issuance located in a Place of Payment where the Company wishes to have Bonds of such series or such Tranche authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 1.05 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Bonds or such Tranche.


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

                                   ARTICLE XII

                LISTS OF HOLDERS; REPORTS BY TRUSTEE AND COMPANY


         Section 12.01  Lists of Holders; Preservation of Information.

                  Semiannually, between April 15 and May 1 and between October 15 and November 1 in each year, and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act. Every Holder of Bonds, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Bonds in accordance with Section 312 of the Trust Indenture Act, or any successor section of such Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act, or any successor section of such Act.


         Section 12.02  Reports by Trustee and Company.

                  Annually, not later than sixty (60) days after May 15 in each year commencing with the first May 15th following the first issuance of Bonds pursuant to Section 4.01, if required by Section 313(a) of the Trust Indenture Act, or any successor section of such Act, the Trustee shall transmit to the Holders and the Commission a report with respect to any events described in
Section 313(a) of the Trust Indenture Act, or any successor section of such Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders and the Commission, and the Company shall file with the Trustee and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act. A copy of each report required to be transmitted to the Holders pursuant to Section 313 of the Trust Indenture Act shall, at the time of such transmission to the Holders, be furnished to the Company and be filed by the Trustee with each stock exchange, if any, upon which the Bonds of any series, or any Tranche thereof, are listed and also with the Commission. The Company agrees to notify the Trustee when and as the Bonds of such series, or any such Tranche, become admitted to trading on any national securities exchange.


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                                  ARTICLE XIII

                       CONSOLIDATION, MERGER, CONVEYANCE,

                                TRANSFER OR LEASE


         Section 13.01  Company May Consolidate, etc., Only on Certain Terms.

                  The Company shall not consolidate with or merge into any other corporation or convey, or otherwise transfer or lease, the Mortgaged Property as or substantially as an entirety to any Person, unless:

                  (a) such consolidation, merger, conveyance, other transfer or lease shall be on such terms as shall fully preserve in all material respects the Lien and security of this Indenture and the rights and powers of the Trustee and the Holders of the Bonds hereunder;

                  (b) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or other transfer, or which leases, the Mortgaged Property as or substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any state or territory thereof or the District of Columbia (such corporation being hereinafter sometimes called the "Successor Corporation") and shall execute and deliver to the Trustee an indenture supplemental hereto, in form recordable and satisfactory to the Trustee, which:

                           (i) in the case of a consolidation, merger,
                  conveyance or other transfer, or in the case of a lease if the term thereof extends beyond the last Stated Maturity of the Bonds then Outstanding, contains an assumption by the Successor Corporation of the due and punctual payment of the principal of and premium, if any, and interest, if any, on all the Bonds then Outstanding and the performance and observance of every covenant and condition of this Indenture to be performed or observed by the Company, and

                          (ii) in the case of a consolidation, merger,
                  conveyance or other transfer, contains a grant, conveyance, transfer and mortgage by the Successor Corporation, of the same tenor of the Granting Clauses herein:

                                    (A) confirming the Lien of this Indenture on
                           the Mortgaged Property (as constituted immediately prior to the time such transaction became effective) and subjecting to the Lien of this Indenture all property real, personal and mixed, thereafter acquired by the Successor Corporation which shall constitute an improvement, extension or addition to the Mortgaged Property (as so constituted) or a renewal, replacement or substitution of or for any part thereof, and

                                    (B) at the election of the Successor
                           Corporation, subjecting to the Lien of this Indenture such property, real, personal or mixed, in addition to the property described in subclause (A) above, then owned or thereafter acquired


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

                           by the Successor Corporation as the Successor Corporation shall, in its sole discretion, specify or describe therein,

         and the Lien confirmed or created by such grant, conveyance, transfer and mortgage shall have force, effect and standing similar to those which the Lien of this Indenture would have had if the Company had not been a party to such consolidation, merger, conveyance or other transfer and had itself, after the time such transaction became effective, purchased, constructed or otherwise acquired the property subject to such grant, conveyance, transfer and mortgage;

                  (c) in the case of a lease, such lease shall be made expressly subject to termination by the Company or by the Trustee at any time during the continuance of an Event of Default, and also by the purchaser of the property so leased at any sale thereof hereunder, whether such sale be made under the power of sale hereby conferred or pursuant to judicial proceedings; and

                  (d) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each of which shall state that such consolidation, merger, conveyance or other transfer or lease, and such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


         Section 13.02  Successor Corporation Substituted.

                  Upon any consolidation or merger or any conveyance or other transfer, subject to the Lien of this Indenture, of the Mortgaged Property as or substantially as an entirety in accordance with Section 13.01, the Successor Corporation shall succeed to, and be substituted for, and may exercise every power and right of, the Company under this Indenture with the same effect as if such Successor Corporation had been named as the "Company" herein.
Without limiting the generality of the foregoing:

                  (a) all property of the Successor Corporation then subject to the Lien of this Indenture, of the character described in Section 1.04(a), shall constitute Property Additions;

                  (b) the Successor Corporation may execute and deliver to the Trustee, and thereupon the Trustee shall, subject to the provisions of Article Four, authenticate and deliver, Bonds upon the basis of Property Additions or upon any other basis provided in Article Four; and

                  (c) the Successor Corporation may, subject to the applicable provisions of this Indenture, cause Property Additions to be applied to any other Authorized Purpose.

All Bonds so executed by the Successor Corporation, and authenticated and delivered by the Trustee, shall in all respects be entitled to the same benefit of the Lien and security of this Indenture as all Bonds executed, authenticated and delivered prior to the time such consolidation, merger, conveyance or other transfer became effective.


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

         Section 13.03  Extent of Lien Hereof on Property of Successor
Corporation.

                  Unless, in the case of a consolidation, merger, conveyance or other transfer permitted by Section 13.01, the indenture supplemental hereto provided for in clause (ii) of Section 13.01(b), or any other indenture, contains a grant, conveyance, transfer and mortgage by the Successor Corporation as described in subclause (B) thereof, neither this Indenture nor such supplemental indenture shall become or be required to become or be a Lien upon any of the properties then owned or thereafter acquired by the Successor Corporation except properties acquired from the Company in or as a result of such transaction and improvements, extensions and additions to such properties and renewals, replacements and substitutions of or for any part or parts of such properties.


         Section 13.04  Release of Company upon Conveyance or Other Transfer.

                  In the case of a conveyance or other transfer permitted by
Section 13.01, upon the satisfaction of all the conditions specified in Section 13.01, the Company (such term being used in this Section without giving effect to such transaction) shall be released and discharged from all obligations and covenants under this Indenture and on and under all Bonds then Outstanding unless the Company shall have delivered to the Trustee an instrument in which it shall waive such release and discharge.


         Section 13.05  Merger into Company; Extent of Lien Hereof.

                  (a) Nothing in this Indenture shall be deemed to prevent or restrict any consolidation or merger after the consummation of which the Company would be the surviving or resulting corporation, or any conveyance or other transfer or lease, subject to the Lien of this Indenture, of any part of the Mortgaged Property which does not constitute the entirety, or substantially the entirety, thereof.

                  (b) Unless, in the case of a consolidation or merger described in subsection (a) of this Section, an indenture supplemental hereto shall otherwise provide, this Indenture shall not become or be, or be required to become or be, a Lien upon any of the properties acquired by the Company in or as a result of such transaction or any improvements, extensions or additions to such properties or any renewals, replacements or substitutions of or for any part or parts of such properties.



                                   ARTICLE XIV

                             SUPPLEMENTAL INDENTURES


         Section 14.01  Supplemental Indentures Without Consent of Holders.

                  (a) Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:


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

                           (i) to evidence the succession of another Person to
                  the Company and the assumption by any such successor of the covenants of the Company herein and in the Bonds, all as provided in Article Thirteen; or

                           (ii) to add one or more covenants of the Company or
                  other provisions for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, Bonds of one or more specified series, or one or more specified Tranches thereof, or to surrender any right or power herein conferred upon the Company; or

                           (iii) to correct or amplify the description of any
                  property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property; or

                           (iv) to convey, transfer and assign to the Trustee
                  and to subject to the Lien of this Indenture with the same force and effect as if included in the Granting Clauses herein, property of subsidiaries of the Company used or to be used for one or more purposes which if owned by the Company would constitute property used or to be used for one or more of the Primary Purposes of the Company's Business or in the generation or production of electric energy, which property shall for all purposes of this Indenture be deemed to be property of the Company, together with such other provisions as may be appropriate to express the respective rights of the Trustee and the Company in regard thereto;

                           (v) to change or eliminate any provision of this
                  Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Bonds of any series or Tranche in any material respect, such change, elimination or addition shall become effective with respect to such series or Tranche only when no Bond of such series or Tranche remains Outstanding; or

                           (vi) to establish the form or terms of Bonds of any
                  series or Tranche as contemplated by Sections 2.01 and 3.01;
                  or
                           (vii) to provide for the authentication and delivery
                  of Bonds in bearer form and interest coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration of principal thereof and the exchange and replacement thereof, for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

                           (viii) to evidence and provide for the acceptance of
                  appointment hereunder by a successor Trustee or by a co-trustee or separate trustee; or

                           (ix) to provide for the procedures required to permit
                  the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Bonds; or


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

                           (x) to change any place or places where (A) the
                  principal of and premium, if any, and interest, if any, on all or any series of Bonds, or any Tranche thereof, shall be payable, (B) all or any series of Bonds, or any Tranche thereof, may be surrendered for registration of transfer, (C) all or any series of Bonds, or any Tranche thereof, may be surrendered for exchange, and (D) notices and demands to or upon the Company in respect of all or any series of Bonds, or any Tranche thereof, and this Indenture may be served; or

                           (xi) to cure any ambiguity or to correct or
                  supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Indenture, provided that such other changes or additions shall not adversely affect the interests of the Holders of Bonds of any series or Tranche in any material respect; or

                           (xii) to reflect changes in Generally Accepted
                  Accounting Principles; or

                           (xiii) to provide the terms and conditions of the
                  exchange or conversion, at the option of the holders of Bonds of any series, of the Bonds of such series for or into Bonds of other series or stock or other securities of the Company or any other corporation; or

                           (xiv) to change the words "Mortgage Bonds" to "First
                  Mortgage Bonds" in the descriptive title of all Outstanding Bonds at any time after the discharge of the 1930 Mortgage; or

                           (xv) to comply with the rules or regulations of any
                  national securities exchange on which any of the Bonds may be listed.

                  (b) Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and:

                           (i) if any such amendment shall require one or more
                  changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof; or

                           (ii) if any such amendment shall permit one or more
                  changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein or are contained herein to reflect any provisions of the Trust Indenture Act as in effect at such date, the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect such changes or elimination.


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

         Section 14.02  Supplemental Indentures With Consent of Holders.

                  (a) With the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Bonds of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Bond of each series or Tranche so directly affected:

                           (i) change the Stated Maturity of the principal of,
                  or any installment of principal of or interest on, any Bond, or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Bond that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 10.02(a), or change the coin or currency (or other property) in which any Bond or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

                           (ii) permit the creation of any Lien ranking prior to
                  the Lien of this Indenture with respect to all or substantially all of the Mortgaged Property or terminate the Lien of this Indenture on all or substantially all of the Mortgaged Property, or deprive such Holder of the benefit of the security of the Lien of this Indenture; or

                           (iii) reduce the percentage in principal amount of
                  the Outstanding Bonds of such series or Tranche, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 15.04(a) for quorum or voting; or

                           (iv) modify any of the provisions of this Section,
                  Section 6.09 or Section 10.17, except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the


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                  Trustee" and concomitant changes in this Section pursuant to clause (viii) of Section 14.01(a).

                  (b) A supplemental indenture which (i) changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of the Holders of, or which is to remain in effect only so long as there shall be Outstanding, Bonds of one or more specified series, or one or more Tranches thereof, or (ii) modifies the rights of the Holders of Bonds of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Bonds of any other series or Tranche.

                  (c) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


         Section 14.03  Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 11.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.


         Section 14.04  Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Bonds theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.


         Section 14.05  Conformity With Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.


         Section 14.06  Reference in Bonds to Supplemental Indentures.

                  Bonds of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Bonds of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such


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supplemental indenture may be prepared and executed by the Company and authenticated and delivered in exchange for Outstanding Bonds of such series or Tranche.



                                   ARTICLE XV

                   MEETINGS OF HOLDERS; ACTION WITHOUT MEETING


         Section 15.01  Purposes for Which Meetings May be Called.

                  A meeting of Holders of Bonds of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Bonds of such series or Tranches.


         Section 15.02  Call, Notice and Place of Meetings.

                  (a) The Trustee may at any time call a meeting of Holders of Bonds of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 15.01, to be held at such time and (except as provided in subsection (b) of this Section) at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.09, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                  (b) The Trustee may be asked to call a meeting of the Holders of Outstanding Bonds of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of 25% in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 15.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting. If the Trustee shall have been asked by the Company to call such a meeting, the Company shall determine the time and place for such meeting by giving notice thereof in the manner provided in subsection (a) of this Section, or shall direct the Trustee, in the name and at the expense of the Company, to give such notice. If the Trustee shall have been asked to call such a meeting by Holders in accordance with this subsection (b), and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Holders of Bonds of such series and Tranches in the amount above specified, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

                  (c) Any meeting of Holders of Bonds of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Bonds of such series or Tranches are present in person or by proxy and if representatives of the Company and the


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Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Bonds of such series, or any Tranche or Tranches thereof, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.


         Section 15.03  Persons Entitled to Vote at Meetings; Record Date.

                  To be entitled to vote at any meeting of Holders of Bonds of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Bonds of such series or Tranches on the record date fixed as provided below, or (b) a Person appointed by an instrument in writing by a Holder or Holders of one or more Outstanding Bonds of such series or Tranches on the record date fixed as provided below as proxy for such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Bonds of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. The Company may fix in advance a record date for the determination of Holders who are entitled to vote at a meeting called pursuant to Section 15.02 and, if the Company does not so fix a record date, the Trustee may do so.


         Section 15.04  Quorum; Action.

                  (a) The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Bonds of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Bonds of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Bonds of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Bonds of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Bonds of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 15.05(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in
Section 1.09 not less than ten days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Bonds of such series and Tranches which shall constitute a quorum.

                  (b) Except as limited by Section 14.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified


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percentage, which is less than a majority, in principal amount of the
Outstanding Bonds of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Bonds of such series and Tranches, considered as one class.

                  (c) Any resolution passed or decision taken at any meeting of Holders of Bonds duly held in accordance with this Section shall be binding on all the Holders of Bonds of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.


         Section 15.05 Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment of Meetings.

                  (a) Attendance at meetings of Holders of Bonds may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Bonds with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Bonds before being voted.

                  (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Bonds in regard to proof of the holding of such Bonds and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Bonds shall be proved in the manner specified in Section 1.07 and the appointment of any proxy shall be proved in the manner specified in Section 1.07. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.07 or other proof.

                  (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 15.02(b), in which case the Company or the Holders of Bonds of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Bonds of all series and Tranches represented at the meeting, considered as one class.

                  (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Outstanding Bonds held or represented by him and if there shall have been established in respect of the Bonds of any series, or any Tranche thereof, that such Bonds may be issuable other than in denominations of $1,000 and any integral multiple thereof, a fractional vote equal to (x) the difference (expressed as a positive number) between (u) the aggregate principal amount of Outstanding Bonds held or represented by him and (v) the next lowest integral multiple of $1,000 (or if there is no next lowest integral multiple thereof, zero), divided by (y) 1,000; provided, however, that no vote shall be cast or counted at any meeting in respect of any Bond challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Bond or proxy.

                  (e) Any meeting duly called pursuant to Section 15.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Bonds of all series and Tranches represented in person or by proxy at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.


         Section 15.06  Counting Votes and Recording Action of Meetings.

                  The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Bonds, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 15.02 and, if applicable, Section 15.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


         Section 15.07  Action Without Meeting.

                  In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 1.07.




                                   ARTICLE XVI

               IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS,

                                  AND DIRECTORS


         Section 16.01  Liability Solely Corporate.

                  No recourse shall be had for the payment of the principal of or premium if any, or interest, if any, on any Bonds, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Bonds are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Bonds or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Bonds.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                   General Mortgage Indenture & Deed of Trust

                  IN WITNESS WHEREOF, OHIO EDISON COMPANY, party of the first part hereto, and THE BANK OF NEW YORK, party of the second part hereto, have caused these presents to be executed in their respective names by their respective Presidents or one of their Vice Presidents or Assistant Vice Presidents and their respective seals to be hereunto affixed and attested by their respective Secretaries or one of their Assistant Secretaries or Assistant Treasurers, all as of the day and year first above written.

                               OHIO EDISON COMPANY
[Corporate Seal]
                                            By: /s/ PETER BURG
                                               ---------------------------
                                               H. Peter Burg
                                               President


Attest: /s/ NANCY C. ASHCOM
      -------------------------
       Nancy C. Ashcom
       Corporate Secretary

Signed, Sealed and Acknowledged on behalf of OHIO EDISON COMPANY in the presence of:


/s/ JACKIE C. PAMFILIE
-----------------------------------
Jackie C. Pamfilie

/s/ JANET D. PERA
-----------------------------------
Janet D. Pera

                                            THE BANK OF NEW YORK
[Corporate Seal]
                                             By: /s/ LUCILLE FIRRINCIELI
                                                -------------------------------
                                                  Lucille Firrincieli

                                                Vice President

Attest: /s/ ILIANA ACEVEDO
       -----------------------------
        Iliana Acevedo
         Assistant Treasurer

Signed, Sealed and Acknowledged on behalf of THE BANK OF NEW YORK in the presence of:


/s/ LOUANN FERNANDEZ
----------------------------------------
Louann Fernandez

/s/ MARION PAPADOGONAS
----------------------------------------
Marion Papadogonas

STATE OF OHIO              )
                           )ss.:
COUNTY OF SUMMIT           )

                  On the 24th day of February, 1998, personally appeared before me, a Notary Public in and for the said County and State aforesaid, H. Peter Burg and Nancy C. Ashcom, to me known and known to me to be the President and the Corporate Secretary, respectively, of OHIO EDISON COMPANY, the corporation which executed the foregoing instrument, and who severally acknowledged that they did sign and seal such instrument as such President and Corporate Secretary, respectively, of OHIO EDISON COMPANY, the same is their free act and deed and the free and corporate act and deed of said corporation.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal the 24th day of February, 1998.


                                    /s/ SUSIE M. HOISTEN
                                    ---------------------------------------
                                    Susie M. Hoisten, Notary Public


[Seal]


STATE OF OHIO              )
                           )ss.:
COUNTY OF SUMMIT           )

                  On the 24th day of February, 1998, before me personally came
H. Peter Burg, to me known, who, being by me duly sworn, did depose and say that he resides at 76 South Main Street, Akron, Ohio, 44308; that he is the President of OHIO EDISON COMPANY, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                    /s/ SUSIE M. HOISTEN
                                    ---------------------------------------
                                    Susie M. Hoisten, Notary Public



[Seal]

STATE OF NEW YORK                   )
                                    )ss.:
COUNTY OF NEW YORK                  )

                  On the 19th day of February, 1998, personally appeared before me, a Notary Public in and for the said County and State aforesaid, Lucille Firrincieli and Iliana Acevedo, to me known and known to me to be a Vice President and Assistant Treasurer, respectively, of THE BANK OF NEW YORK, the corporation which executed the foregoing instrument, and who severally acknowledged that they did sign and seal such instrument as such Vice President and Assistant Treasurer for and on behalf of said corporation and that the same is their free act and deed and the free and corporate act and deed of said corporation.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal the 19th day of February, 1998.


                                             /s/ WILLIAM J. CASSELS
                                             ----------------------------------
                                                   William J. Cassels
                                                Notary Public, State of New York
                                                   No. 01CA50277729
                                                  Qualified in Bronx County
                                            Certificate Filed in New York County
                                              Commission Expires May 16, 1998

[CORPORATE SEAL]


STATE OF NEW YORK                   )
                                    )ss.:
COUNTY OF NEW YORK                  )

                  On the 19th day of February, 1998, before me personally came Lucille Firrincieli, to me known, who, being by me duly sworn, did depose and say that she resides at Flushing New York, that she is a Vice President of THE BANK OF NEW YORK, one of the parties described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that she signed her name thereto by like authority.

                                           /s/ WILLIAM J. CASSELS
                                           -------------------------------------
                                                   William J. Cassels
                                                Notary Public, State of New York
                                                   No. 01CA50277729
                                                  Qualified in Bronx County
                                            Certificate Filed in New York County
                                              Commission Expires May 16, 1998

[CORPORATE SEAL]

                  The Bank of New York hereby certifies that its precise name and address as Trustee hereunder are:

                  The Bank of New York
                  101 Barclay Street
                  City, County and State of New York 10286

                                    THE BANK OF NEW YORK



                                    By: /s/ LUCILLE FIRRINCIELI
                                       --------------------------
                                       Lucille Firrincieli
                                       Vice President

                                                                                                                           EXHIBIT A
                                                        RECORDING DATA
                               OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

     STATE/COUNTY         ORIGINAL MORTGAGE              SECOND                   THIRD                   FOURTH
                             AUG. 1, 1930            MARCH 24, 1931            NOV. 1, 1935            JAN. 1, 1937
                             ------------            --------------            ------------            ------------
                          VOL.         PAGE        VOL.         PAGE        VOL.         PAGE        VOL.        PAGE
                          ----         ----        ----         ----        ----         ----        ----        ----
OHIO:
-------------------------------------------------------------------------------------------------------------------------------
Allen                       226            1                                  226           56         226          70
-------------------------------------------------------------------------------------------------------------------------------
Ashland                     224          467                                  224          517
-------------------------------------------------------------------------------------------------------------------------------
Ashtabula                   192            1                                  214           58         217         142
-------------------------------------------------------------------------------------------------------------------------------
Auglaize                     80          494                                   88           94          91         405
-------------------------------------------------------------------------------------------------------------------------------
Belmont                     272          403                                  272          501
-------------------------------------------------------------------------------------------------------------------------------
Carroll                      46          299                                   46          387          47         294
-------------------------------------------------------------------------------------------------------------------------------
Champaign                    85          315                                   91          111          98         139
-------------------------------------------------------------------------------------------------------------------------------
Clark                       239            8                                  257          139         262          38
-------------------------------------------------------------------------------------------------------------------------------
Columbiana                  548          101                                  577          393         589         157
-------------------------------------------------------------------------------------------------------------------------------
Crawford                    149          325                                  149          517
-------------------------------------------------------------------------------------------------------------------------------
Cuyahoga                   3994          487                                 4576          652        4690         594
-------------------------------------------------------------------------------------------------------------------------------
Delaware                    110           35                                  119            1
-------------------------------------------------------------------------------------------------------------------------------
Erie                        159          263                                  159          352
-------------------------------------------------------------------------------------------------------------------------------
Fayette                      58          151                                   58          241
-------------------------------------------------------------------------------------------------------------------------------
Franklin                   1455          170                                 1455           86
-------------------------------------------------------------------------------------------------------------------------------
Geauga                      185          250                                  194          235         199          99
-------------------------------------------------------------------------------------------------------------------------------
Greene                      103          191                                  109            1         109         486
-------------------------------------------------------------------------------------------------------------------------------
Hardin                      112          220                                  119          466
-------------------------------------------------------------------------------------------------------------------------------
Harrison                     76            1                                   76           99
-------------------------------------------------------------------------------------------------------------------------------
Holmes                       54          265                                   54          347
-------------------------------------------------------------------------------------------------------------------------------
Huron                       169          325                                  169          415
-------------------------------------------------------------------------------------------------------------------------------
Jefferson                   122          363                                  132          557         134         589
-------------------------------------------------------------------------------------------------------------------------------
Knox                        120           28                                  120          117
-------------------------------------------------------------------------------------------------------------------------------
Logan                        73          545                                   85          134          95         302
-------------------------------------------------------------------------------------------------------------------------------
Lorain                      240            1                                  240           83         246           1
-------------------------------------------------------------------------------------------------------------------------------
Lucas                      1465            1                                 1464          611
-------------------------------------------------------------------------------------------------------------------------------
Madison                      74          407                                   81          535          83          59
-------------------------------------------------------------------------------------------------------------------------------
Mahoning                    339          163         341          509         405          102         412         510
-------------------------------------------------------------------------------------------------------------------------------
Marion                      213          303                                  213          399
-------------------------------------------------------------------------------------------------------------------------------
Medina                       79          301                                   88           72           6         267
-------------------------------------------------------------------------------------------------------------------------------
Morrow                       71            1                                   71          178
-------------------------------------------------------------------------------------------------------------------------------
Noble                        55          123                                   55          181
-------------------------------------------------------------------------------------------------------------------------------
Ottawa                       91            1                                   91           91
-------------------------------------------------------------------------------------------------------------------------------
Portage                     321          239                                  339          319         350          89
-------------------------------------------------------------------------------------------------------------------------------
Richland                    195          286                                  195          376
-------------------------------------------------------------------------------------------------------------------------------


     STATE/COUNTY                  FIFTH                    SIXTH
                               SEPT. 1, 1937            JUNE 13, 1939
                               -------------            -------------
                              VOL.        PAGE         VOL.        PAGE
                              ----        ----         ----        ----
OHIO:
----------------------------------------------------------------------------------------------
Allen                       226           75         226           81
----------------------------------------------------------------------------------------------
Ashland
----------------------------------------------------------------------------------------------
Ashtabula                   218          168         225          628
----------------------------------------------------------------------------------------------
Auglaize                     91          409          91          414
----------------------------------------------------------------------------------------------
Belmont
----------------------------------------------------------------------------------------------
Carroll                      50          245
----------------------------------------------------------------------------------------------
Champaign                    98          143          98          148
----------------------------------------------------------------------------------------------
Clark                       266           40         280          109
----------------------------------------------------------------------------------------------
Columbiana                  594          511         620           76
----------------------------------------------------------------------------------------------
Crawford
----------------------------------------------------------------------------------------------
Cuyahoga                   5054          311        5054          320
----------------------------------------------------------------------------------------------
Delaware
----------------------------------------------------------------------------------------------
Erie
----------------------------------------------------------------------------------------------
Fayette
----------------------------------------------------------------------------------------------
Franklin
----------------------------------------------------------------------------------------------
Geauga                      198          532
----------------------------------------------------------------------------------------------
Greene                      113          632         113          642
----------------------------------------------------------------------------------------------
Hardin
----------------------------------------------------------------------------------------------
Harrison
----------------------------------------------------------------------------------------------
Holmes
----------------------------------------------------------------------------------------------
Huron
----------------------------------------------------------------------------------------------
Jefferson                   144          494         144          500
----------------------------------------------------------------------------------------------
Knox
----------------------------------------------------------------------------------------------
Logan                        95          308          95          317
----------------------------------------------------------------------------------------------
Lorain                      262          629
----------------------------------------------------------------------------------------------
Lucas
----------------------------------------------------------------------------------------------
Madison                      83          469          87          295
----------------------------------------------------------------------------------------------
Mahoning                    421          196         449          418
----------------------------------------------------------------------------------------------
Marion
----------------------------------------------------------------------------------------------
Medina                        6          335          99           54
----------------------------------------------------------------------------------------------
Morrow
----------------------------------------------------------------------------------------------
Noble
----------------------------------------------------------------------------------------------
Ottawa
----------------------------------------------------------------------------------------------
Portage                     350          397         370          212
----------------------------------------------------------------------------------------------
Richland
----------------------------------------------------------------------------------------------


                                                                                                                           EXHIBIT A
                                                        RECORDING DATA
                               OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

     STATE/COUNTY         ORIGINAL MORTGAGE              SECOND                   THIRD                   FOURTH
                             AUG. 1, 1930            MARCH 24, 1931            NOV. 1, 1935            JAN. 1, 1937
                             ------------            --------------            ------------            ------------
                          VOL.         PAGE        VOL.         PAGE        VOL.         PAGE        VOL.        PAGE
                          ----         ----        ----         ----        ----         ----        ----        ----


----------------------------------------------------------------------------------------------------------------------------
Sandusky                    155            1                                  155           97
----------------------------------------------------------------------------------------------------------------------------
Seneca                      230          501                                  230          599
----------------------------------------------------------------------------------------------------------------------------
Stark                      1065            1                                 1149          501        1185         359
----------------------------------------------------------------------------------------------------------------------------
Summit                     1386           99                                 1627          497        1702         171
----------------------------------------------------------------------------------------------------------------------------
Trumbull                    199          301                                  229            1         231          63
----------------------------------------------------------------------------------------------------------------------------
Tuscarawas                  137          510                                  143          473         145          44
----------------------------------------------------------------------------------------------------------------------------
Union                       100            1                                  108          229
----------------------------------------------------------------------------------------------------------------------------
Wayne                       187           86                                  198          313         199         368
----------------------------------------------------------------------------------------------------------------------------
Wyandot                      81            1                                   81           97
----------------------------------------------------------------------------------------------------------------------------


WEST VIRGINIA:
----------------------------------------------------------------------------------------------------------------------------
Marshall                    210          238                                  210          328
----------------------------------------------------------------------------------------------------------------------------


                                                                                                                  EXHIBIT A
                                                        RECORDING DATA
                               OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

     STATE/COUNTY              FIFTH                    SIXTH
                           SEPT. 1, 1937            JUNE 13, 1939
                           -------------            -------------
                          VOL.        PAGE         VOL.        PAGE
                          ----        ----         ----        ----


---------------------------------------------------------------------
Sandusky
---------------------------------------------------------------------
Seneca
---------------------------------------------------------------------
Stark                      1268          351         1268         366
---------------------------------------------------------------------
Summit                     1729          167         1840         550
---------------------------------------------------------------------
Trumbull                    237          159           11         152
---------------------------------------------------------------------
Tuscarawas                  153          584
---------------------------------------------------------------------
Union
---------------------------------------------------------------------
Wayne                       208          551
---------------------------------------------------------------------
Wyandot
---------------------------------------------------------------------


WEST VIRGINIA:
---------------------------------------------------------------------
Marshall
---------------------------------------------------------------------




                                                      RECORDING DATA
                               OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

     State/County              SEVENTH                   EIGHTH                   NINTH                    TENTH
                            SEPT. 1, 1944            APRIL 1, 1945            SEPT. 31, 1948            MAY 1, 1950
                            -------------            -------------            --------------            -----------
                           VOL         PAGE        VOL.         PAGE        VOL.         PAGE        VOL.        PAGE
                           ---         ----        ----         ----        ----         ----        ----        ----
OHIO:
----------------------------------------------------------------------------------------------------------------------------
Allen                      237          380         241           93         269           21         276           1
----------------------------------------------------------------------------------------------------------------------------
Ashland                    224          530                                                           224         561
----------------------------------------------------------------------------------------------------------------------------
Ashtabula                  237          321         233          649         271           12         310         463
----------------------------------------------------------------------------------------------------------------------------
Auglaize                    96          429         101           25         104           71         104         591
----------------------------------------------------------------------------------------------------------------------------
Belmont                    272          525                                                           274         325
----------------------------------------------------------------------------------------------------------------------------
Carroll                     63          296                                                            63         385
----------------------------------------------------------------------------------------------------------------------------
Champaign                  107          431         142          471         119            1         123         383
----------------------------------------------------------------------------------------------------------------------------
Clark                      312          553         316          217         351          106         366         467
----------------------------------------------------------------------------------------------------------------------------
Columbiana                 676           55         685            1         748            1         792         512
----------------------------------------------------------------------------------------------------------------------------
Crawford                   149          564                                                           150         516
----------------------------------------------------------------------------------------------------------------------------
Cuyahoga                  5738          164        5777          689        6592          303        7129         482
----------------------------------------------------------------------------------------------------------------------------
Delaware                   156          225                                                           156         560
----------------------------------------------------------------------------------------------------------------------------
Erie                       159          374                                                           160         133
----------------------------------------------------------------------------------------------------------------------------
Fayette                     58          266
----------------------------------------------------------------------------------------------------------------------------
Franklin                  1455            1                                                          1463         401
----------------------------------------------------------------------------------------------------------------------------
Geauga                     240          388                                                           240         501
----------------------------------------------------------------------------------------------------------------------------
Greene                     127            1         127          392         147          551         156         351
----------------------------------------------------------------------------------------------------------------------------
Harrison                    76          123                                                            76         219
----------------------------------------------------------------------------------------------------------------------------
Holmes                      54          373                                                            54         511
----------------------------------------------------------------------------------------------------------------------------
Huron                      169          437                                                           170         265
----------------------------------------------------------------------------------------------------------------------------
Jefferson                  163           51         163          365         195          493         209         567
----------------------------------------------------------------------------------------------------------------------------
Knox                       120          139                                                           120         536
----------------------------------------------------------------------------------------------------------------------------
Logan                      102          470         106           44         112          484         116         361
----------------------------------------------------------------------------------------------------------------------------
Lorain                     425          414                                                           430          39
----------------------------------------------------------------------------------------------------------------------------
Lucas                     1465           90                                                          1470         559
----------------------------------------------------------------------------------------------------------------------------
Madison                     93          173          93          565          98          505         101          13
----------------------------------------------------------------------------------------------------------------------------
Mahoning                   495           88         497          371         558          227         579         566
----------------------------------------------------------------------------------------------------------------------------
Marion                     213          421                                                           215         260
----------------------------------------------------------------------------------------------------------------------------
Medina                     108          249         108          388         128          183         121         317
----------------------------------------------------------------------------------------------------------------------------
Morrow                      71          221                                                            71         506
----------------------------------------------------------------------------------------------------------------------------
Noble                       55          195                                                            55         237
----------------------------------------------------------------------------------------------------------------------------
Ottawa                      91          114                                                            91         209
----------------------------------------------------------------------------------------------------------------------------
Portage                    404          243         404          600         447          229         477         561
----------------------------------------------------------------------------------------------------------------------------
Richland                   195          399                                                           197         239
----------------------------------------------------------------------------------------------------------------------------
Sandusky                   155          119                                                           155         189
----------------------------------------------------------------------------------------------------------------------------


                                                      RECORDING DATA
                               OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

     State/County              ELEVENTH                 TWELFTH
                             JAN. 1, 1954             MAY 1, 1955
                             ------------             -----------
                           VOL.        PAGE         VOL.        PAGE
                           ----        ----         ----        ----
OHIO:
--------------------------------------------------------------------
Allen                      286          277         287          283
--------------------------------------------------------------------
Ashland                    244          198         244          558
--------------------------------------------------------------------
Ashtabula                  372          268         395          555
--------------------------------------------------------------------
Auglaize                   112          411         117          241
--------------------------------------------------------------------
Belmont                    308          230         323           21
--------------------------------------------------------------------
Carroll                     67          473          68          426
--------------------------------------------------------------------
Champaign                  134          243         138          381
--------------------------------------------------------------------
Clark                      412          473         432          354
--------------------------------------------------------------------
Columbiana                 888          527         932          211
--------------------------------------------------------------------
Crawford                   172          269         182          220
--------------------------------------------------------------------
Cuyahoga                  8345          265        8784          173
--------------------------------------------------------------------
Delaware                   170          247         176          441
--------------------------------------------------------------------
Erie                       187           59         197          243
--------------------------------------------------------------------
Fayette                     60          565          63          163
--------------------------------------------------------------------
Franklin                  1738          187        1855          562
--------------------------------------------------------------------
Geauga                     258          205         274          542
--------------------------------------------------------------------
Greene                     187          493         206          275
--------------------------------------------------------------------
Harrison                    88          172          86           34
--------------------------------------------------------------------
Holmes                      58          545          60          347
--------------------------------------------------------------------
Huron                      193            1         203          371
--------------------------------------------------------------------
Jefferson                  246          288         261          358
--------------------------------------------------------------------
Knox                       137          357         143          509
--------------------------------------------------------------------
Logan                      137          104         150            1
--------------------------------------------------------------------
Lorain                     554          392         608          204
--------------------------------------------------------------------
Lucas                     1655           27        1733          530
--------------------------------------------------------------------
Madison                    107          391         110          177
--------------------------------------------------------------------
Mahoning                   654          584         704          342
--------------------------------------------------------------------
Marion                     242           33         253          198
--------------------------------------------------------------------
Medina                     121          469         169          418
--------------------------------------------------------------------
Morrow                      82          125          86          216
--------------------------------------------------------------------
Noble                       55          576          58          142
--------------------------------------------------------------------
Ottawa                     105          292         111          488
--------------------------------------------------------------------
Portage                    567          221         607          245
--------------------------------------------------------------------
Richland                   250          303         274          110
--------------------------------------------------------------------
Sandusky                   179          166         188          523
--------------------------------------------------------------------




                                                      RECORDING DATA
                               OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

     State/County              SEVENTH                   EIGHTH                   NINTH                    TENTH
                            SEPT. 1, 1944            APRIL 1, 1945            SEPT. 31, 1948            MAY 1, 1950
                            -------------            -------------            --------------            -----------
                           VOL         PAGE        VOL.         PAGE        VOL.         PAGE        VOL.        PAGE
                           ---         ----        ----         ----        ----         ----        ----        ----

Seneca                     230          623
----------------------------------------------------------------------------------------------------------------------------
Stark                     1462          201        1488          572        1781          574        1910         177
----------------------------------------------------------------------------------------------------------------------------
Summit                    2137          538        2186          639        2569          339        2707         313
----------------------------------------------------------------------------------------------------------------------------
Trumbull                   294           65         294          206         303          215         392           1
----------------------------------------------------------------------------------------------------------------------------
Tuscarawas                 201          489                                                           202         488
----------------------------------------------------------------------------------------------------------------------------
Union                      137          185                                                           137         377
----------------------------------------------------------------------------------------------------------------------------
Wayne                      233          523                                  233          583         240         322
----------------------------------------------------------------------------------------------------------------------------
Wyandot                     81          119                                                            81         191
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA:
----------------------------------------------------------------------------------------------------------------------------
Marshall                   210          352
----------------------------------------------------------------------------------------------------------------------------
                                                          RECORDING DATA
                                    OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

     State/County             ELEVENTH                 TWELFTH
                            JAN. 1, 1954             MAY 1, 1955
                            ------------             -----------
                          VOL.        PAGE         VOL.        PAGE
                          ----        ----         ----        ----

Seneca
--------------------------------------------------------------------
Stark                     2219          519        2342          647
--------------------------------------------------------------------
Summit                    3084          427        3238          355
--------------------------------------------------------------------
Trumbull                   448          498         522          456
--------------------------------------------------------------------
Tuscarawas                 233          216         244           65
--------------------------------------------------------------------
Union                      147          391         152          419
--------------------------------------------------------------------
Wayne                      268          291         279          245
--------------------------------------------------------------------
Wyandot                     86           97          86          502
--------------------------------------------------------------------

--------------------------------------------------------------------
WEST VIRGINIA:
--------------------------------------------------------------------
Marshall                   212            8         228          479
--------------------------------------------------------------------




                                                        RECORDING DATA
                                OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

----------------------------------------------------------------------------------------------------------------------------
      State/County              THIRTEENTH               FOURTEENTH               FIFTEENTH                SIXTEENTH
                              AUGUST 1, 1956            MAR. 1, 1958            APRIL 1, 1959             JUNE 1, 1961
                              --------------            ------------            -------------             ------------

                             VOL.        PAGE         VOL.        PAGE         VOL.        PAGE         VOL.        PAGE
                             ----        ----         ----        ----         ----        ----         ----        ----

OHIO:
----------------------------------------------------------------------------------------------------------------------------
Allen                        317         445          332         556          344         259            -           -
----------------------------------------------------------------------------------------------------------------------------
Ashland                      261         265          261         578          276         216          284         159
----------------------------------------------------------------------------------------------------------------------------
Ashtabula                    418         306          442         642          459         616          493         387
----------------------------------------------------------------------------------------------------------------------------
Auglaize                     119         327          124         395          129         405
----------------------------------------------------------------------------------------------------------------------------
Belmont                      335         100          349           4          357           1          371         235
----------------------------------------------------------------------------------------------------------------------------
Carroll                       69         420           72         407           75         290           78         160
----------------------------------------------------------------------------------------------------------------------------
Champaign                    142         221          148         337          155         265          166        1020
----------------------------------------------------------------------------------------------------------------------------
Clark                        451         118          466         346          478         473          503         511
----------------------------------------------------------------------------------------------------------------------------
Columbiana                   966         464         1006         566         1038          92         1084         190
----------------------------------------------------------------------------------------------------------------------------
Crawford                     190          75          198         498          205         393          219         588
----------------------------------------------------------------------------------------------------------------------------
Cuyahoga                    9222         231         9564          68         9337         567        10501         269
----------------------------------------------------------------------------------------------------------------------------
Delaware                     182         359          190         125          195         457          206         396
----------------------------------------------------------------------------------------------------------------------------
Erie                         207         400          219          54          229         147          249         326
----------------------------------------------------------------------------------------------------------------------------
Fayette                       65         577           69          25           72         223           77         584
----------------------------------------------------------------------------------------------------------------------------
Franklin                    1971         268         2083         277         2172         374         2333         168
----------------------------------------------------------------------------------------------------------------------------
Geauga                       301         433          333         401          357         452          402         561
----------------------------------------------------------------------------------------------------------------------------
Greene                       221         384          243         588          265         315          290         426
----------------------------------------------------------------------------------------------------------------------------
Harrison                      88         183           91          23           91         129           91         317
----------------------------------------------------------------------------------------------------------------------------
Holmes                        62         277           65          43           67         361           71         545
----------------------------------------------------------------------------------------------------------------------------
Huron                        213         313          224         321          230         419          242         371
----------------------------------------------------------------------------------------------------------------------------
Jefferson                    276         549          294         522          306         235          329         247
----------------------------------------------------------------------------------------------------------------------------
Knox                         149         423          156         230          161          93          170         449
----------------------------------------------------------------------------------------------------------------------------
Logan                        161         158          171          55          179         337
----------------------------------------------------------------------------------------------------------------------------
Lorain                       669           7          724         157          762         617          840         244
----------------------------------------------------------------------------------------------------------------------------
Lucas                       1808         172         1879         430         1924          12
----------------------------------------------------------------------------------------------------------------------------
Madison                      112         445          115         253          117         179          121         413
----------------------------------------------------------------------------------------------------------------------------
Mahoning                     753         239          809         543          848          68          924         666
----------------------------------------------------------------------------------------------------------------------------
Marion                       264         204          274         141          282          68          295         427
----------------------------------------------------------------------------------------------------------------------------
Medina                       187         146          209         258          223           1          249         252
----------------------------------------------------------------------------------------------------------------------------
Morrow                        90         198           94         516           98         473          105          75
----------------------------------------------------------------------------------------------------------------------------
Noble                         58         367           58         547           61         217           61         251
----------------------------------------------------------------------------------------------------------------------------
Ottawa                       118          26          126         148          131          33          139         624
----------------------------------------------------------------------------------------------------------------------------
Portage                      635         243          681         237          708         171          747         210
----------------------------------------------------------------------------------------------------------------------------
Richland                     296         384          317         532          334         399          368         402



                                                        RECORDING DATA
                                OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

-----------------------------------------------------------------------------------------------
      State/County             SEVENTEENTH              EIGHTEENTH
                              SEPT. 1, 1969             MAY 1, 1970
                              -------------             -----------

                             VOL.        PAGE         VOL.        PAGE
                             ----        ----         ----        ----

OHIO:
-----------------------------------------------------------------------------------------------
Allen                          -           -            -           -
-----------------------------------------------------------------------------------------------
Ashland                      419         249          422         453
-----------------------------------------------------------------------------------------------
Ashtabula                    593         306          597         560
-----------------------------------------------------------------------------------------------
Auglaize
-----------------------------------------------------------------------------------------------
Belmont                      423         599          426         485
-----------------------------------------------------------------------------------------------
Carroll                       99         466          101          99
-----------------------------------------------------------------------------------------------
Champaign                    196         872          198         394
-----------------------------------------------------------------------------------------------
Clark                        646         559          656         241
-----------------------------------------------------------------------------------------------
Columbiana                  1274         493         1288         206
-----------------------------------------------------------------------------------------------
Crawford                     276         164          279         398
-----------------------------------------------------------------------------------------------
Cuyahoga                   12828         245        12890         637
-----------------------------------------------------------------------------------------------
Delaware                     251          66          254         479
-----------------------------------------------------------------------------------------------
Erie                         328         140          333          89
-----------------------------------------------------------------------------------------------
Fayette                      100         668          102         258
-----------------------------------------------------------------------------------------------
Franklin                    3046         328         3089         432
-----------------------------------------------------------------------------------------------
Geauga                       507         298          514         375
-----------------------------------------------------------------------------------------------
Greene                       415         664          424         233
-----------------------------------------------------------------------------------------------
Harrison                     115         699          116         666
-----------------------------------------------------------------------------------------------
Holmes                        94         403           96         417
-----------------------------------------------------------------------------------------------
Huron                        287         963          290         349
-----------------------------------------------------------------------------------------------
Jefferson                    407         244          411         318
-----------------------------------------------------------------------------------------------
Knox                         217          41          219         411
-----------------------------------------------------------------------------------------------
Logan
-----------------------------------------------------------------------------------------------
Lorain                      1121         954         1135         569
-----------------------------------------------------------------------------------------------
Lucas
-----------------------------------------------------------------------------------------------
Madison                      160         355          164         139
-----------------------------------------------------------------------------------------------
Mahoning                    1144         488         1158         122
-----------------------------------------------------------------------------------------------
Marion                       370         197          376          31
-----------------------------------------------------------------------------------------------
Medina                       376         448          386         220
-----------------------------------------------------------------------------------------------
Morrow                       149         334          152         344
-----------------------------------------------------------------------------------------------
Noble                         73         112           73         794
-----------------------------------------------------------------------------------------------
Ottawa                       166         167          167         623
-----------------------------------------------------------------------------------------------
Portage                      896         140          905         220
-----------------------------------------------------------------------------------------------
Richland                     496         130          503         123




                                                        RECORDING DATA
                                OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

      State/County              THIRTEENTH               FOURTEENTH               FIFTEENTH                SIXTEENTH
                              AUGUST 1, 1956            MAR. 1, 1958            APRIL 1, 1959             JUNE 1, 1961
                              --------------            ------------            -------------             ------------

                             VOL.        PAGE         VOL.        PAGE         VOL.        PAGE         VOL.        PAGE
                             ----        ----         ----        ----         ----        ----         ----        ----

Sandusky                     198         471          208         307          215         173          225         298
--------------------------------------------------------------------------------------------------------------------------
Seneca                                                242         537          231         663          259         103
--------------------------------------------------------------------------------------------------------------------------
Stark                       2438         151         2553         399         2640         506         2813         625
--------------------------------------------------------------------------------------------------------------------------
Summit                      3372         644         3562         391         8717         243         3945         461
--------------------------------------------------------------------------------------------------------------------------
Trumbull                     580         475          642         187          692         257          750         632
--------------------------------------------------------------------------------------------------------------------------
Tuscarawas                   255         593          268         269          276         586          295         587
--------------------------------------------------------------------------------------------------------------------------
Union                        157         467          162         578          166         554          174         404
--------------------------------------------------------------------------------------------------------------------------
Wayne                        290         502          303         556          313         505          333         346
--------------------------------------------------------------------------------------------------------------------------
Wyandot                       90         286           93         158           96          25           99         217
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA:
--------------------------------------------------------------------------------------------------------------------------
Marshall                     246          46          277         415          303          20          361         277
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA
--------------------------------------------------------------------------------------------------------------------------
Beaver                       265         329
--------------------------------------------------------------------------------------------------------------------------
Lawrence                                                                                                449         648
--------------------------------------------------------------------------------------------------------------------------
Mercer
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Financing Statement                            File No.                 File No.                          File No.
--------------------------------------------------------------------------------------------------------------------------
Department of State - Pennsylvania                                                                         504819
--------------------------------------------------------------------------------------------------------------------------
*  Beaver County
--------------------------------------------------------------------------------------------------------------------------

*  Lawrence County         File No.

--------------------------------------------------------------------------------------------------------------------------
*  Mercer
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
*  Filed with Prothonotary
--------------------------------------------------------------------------------------------------------------------------




                                                        RECORDING DATA
                                OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

      State/County                 SEVENTEENTH                EIGHTEENTH
                                  SEPT. 1, 1969              MAY 1, 1970
                                  -------------              -----------

                                 VOL.        PAGE         VOL.        PAGE
                                 ----        ----         ----        ----

Sandusky                         257         445          259         510
--------------------------------------------------------------------------
Seneca                           299         767          302         155
--------------------------------------------------------------------------
Stark                           3424         336         3462         476
--------------------------------------------------------------------------
Summit                          4974         591         5039         612
--------------------------------------------------------------------------
Trumbull                         895         369          904         415
--------------------------------------------------------------------------
Tuscarawas                       361         431          365           1
--------------------------------------------------------------------------
Union                            210         254          213         122
--------------------------------------------------------------------------
Wayne                            414         225          418         590
--------------------------------------------------------------------------
Wyandot                          118         279          118         555
--------------------------------------------------------------------------

--------------------------------------------------------------------------
WEST VIRGINIA:
--------------------------------------------------------------------------
Marshall                         364         359          366         211
--------------------------------------------------------------------------

--------------------------------------------------------------------------
PENNSYLVANIA
--------------------------------------------------------------------------
Beaver                           805           1          808         107
--------------------------------------------------------------------------
Lawrence                         451         749          453         143
--------------------------------------------------------------------------
Mercer
--------------------------------------------------------------------------

----------------------------------------
Financing Statement                      File No.                 File No.
----------------------------------------------------------------------------------------
Department of State - Pennsylvania       504819                   504819
----------------------------------------------------------------------------------------
*  Beaver County                          1446                     2866
----------------------------------------------------------------------------------------

*  Lawrence County         File No.        File No       Vol #      File No       Vol #
                                              1026          13         1026          13
----------------------------------------------------------------------------------------
*  Mercer
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
*  Filed with Prothonotary
----------------------------------------------------------------------------------------



                                                   RECORDING DATA
                           OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


       State/County                NINETEENTH               TWENTIETH               TWENTY-FIRST            TWENTY-SECOND
                                 SEPT. 1, 1970             JUNE 1, 1971             AUG. 1, 1972            SEPT. 1, 1973
                                 -------------             ------------             ------------            -------------
                               VOL.         PAGE        VOL.         PAGE        VOL.         PAGE        VOL.         PAGE
                               ----         ----        ----         ----        ----         ----        ----         ----

OHIO:
------------------------------------------------------------------------------------------------------------------------------
Ashland                        426          263         433          145         444          384         455          577
------------------------------------------------------------------------------------------------------------------------------
Ashtabula                      600          699         606         1053         629           59         675          196
------------------------------------------------------------------------------------------------------------------------------
Belmont                        428          319         432          228         440          525         447          459
------------------------------------------------------------------------------------------------------------------------------
Carroll                        102          102         104          450         108          463         112          165
------------------------------------------------------------------------------------------------------------------------------
Champaign                      199          459         201          987         206          812         211          758
------------------------------------------------------------------------------------------------------------------------------
Clark                          662          442         676          492         702           13         725          448
------------------------------------------------------------------------------------------------------------------------------
Columbiana                    1295          113        1311          700        1342          432        1370          426
------------------------------------------------------------------------------------------------------------------------------
Crawford                       281          357         286          268         294          650         303          552
------------------------------------------------------------------------------------------------------------------------------
Cuyahoga                     13029          479       13215           61       13476          193       13747          673
------------------------------------------------------------------------------------------------------------------------------
Delaware                       256          599         263           71         271          699         280          540
------------------------------------------------------------------------------------------------------------------------------
Erie                           335          701         342           34         354          321         365          855
------------------------------------------------------------------------------------------------------------------------------
Fayette                        103           77         105          200         109          269         113          170
------------------------------------------------------------------------------------------------------------------------------
Franklin                      3117          196        3182          394        3302          239        3416          361
------------------------------------------------------------------------------------------------------------------------------
Geauga                         518          753         527         1223         541          471         557          244
------------------------------------------------------------------------------------------------------------------------------
Greene                         430          297         443          231         464          478         481          610
------------------------------------------------------------------------------------------------------------------------------
Harrison                       117          376         119           42         121          569         124          608
------------------------------------------------------------------------------------------------------------------------------
Holmes                          97          262          99          107         101          932         104          666
------------------------------------------------------------------------------------------------------------------------------
Huron                          291          751         294          895         301          776         309          115
------------------------------------------------------------------------------------------------------------------------------
Jefferson                      413          615         419          523         431          657         443          477
------------------------------------------------------------------------------------------------------------------------------
Knox                           221          411         226          540         234          180         242          602
------------------------------------------------------------------------------------------------------------------------------
Logan                                                                           1207          175
------------------------------------------------------------------------------------------------------------------------------
Lorain                        1144          689        1165          948           -            -        1251          917
------------------------------------------------------------------------------------------------------------------------------
Madison                                                 171          432         180           15         188          136
------------------------------------------------------------------------------------------------------------------------------
Mahoning                       165          389        1181          876        1210          729        1240          841
------------------------------------------------------------------------------------------------------------------------------
Marion                        1166          111         389          526         403          179         417           73
------------------------------------------------------------------------------------------------------------------------------
Medina                         380          161         408          434         441          287         469          317
------------------------------------------------------------------------------------------------------------------------------
Monroe                         393            1                                   91          890          93          375
------------------------------------------------------------------------------------------------------------------------------
Morrow                         154          295         158          391         168          246         181          308
------------------------------------------------------------------------------------------------------------------------------
Noble                           74          438          75          366          77          220          79          219
------------------------------------------------------------------------------------------------------------------------------
Ottawa                         168          574         170          885         174          791         179          300
------------------------------------------------------------------------------------------------------------------------------
Portage                        911          367         926          509         954          385         971           44
------------------------------------------------------------------------------------------------------------------------------
Richland                       507          268         518            1         538          359         561          562
------------------------------------------------------------------------------------------------------------------------------
Sandusky                       260          838         264          238         269          935         275          802
------------------------------------------------------------------------------------------------------------------------------


                                                   RECORDING DATA
                           OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


       State/County               TWENTY-THIRD            TWENTY-FOURTH
                                  AUG. 1, 1974             JULY 1, 1976
                                  ------------             ------------
                               VOL.         PAGE        VOL.         PAGE
                               ----         ----        ----         ----

OHIO:
-------------------------------------------------------------------------------------------------
Ashland                        460          410         469          782
-------------------------------------------------------------------------------------------------
Ashtabula                      708          217         772           26
-------------------------------------------------------------------------------------------------
Belmont                        453            1         464          238
-------------------------------------------------------------------------------------------------
Carroll                        114          778         121          547
-------------------------------------------------------------------------------------------------
Champaign                      215          118         222          795
-------------------------------------------------------------------------------------------------
Clark                          739          275         763          128
-------------------------------------------------------------------------------------------------
Columbiana                    1387          549        1422          780
-------------------------------------------------------------------------------------------------
Crawford                       310          677         326           49
-------------------------------------------------------------------------------------------------
Cuyahoga                     13971          275       14314          573
-------------------------------------------------------------------------------------------------
Delaware                       288            6         301          550
-------------------------------------------------------------------------------------------------
Erie                           375          351         392          186
-------------------------------------------------------------------------------------------------
Fayette                        116          192         122           19
-------------------------------------------------------------------------------------------------
Franklin                      3484          359        3612          749
-------------------------------------------------------------------------------------------------
Geauga                         567          590         592          668
-------------------------------------------------------------------------------------------------
Greene                         494           63         518          275
-------------------------------------------------------------------------------------------------
Harrison                       127          250         132          185
-------------------------------------------------------------------------------------------------
Holmes                         107           14         112           62
-------------------------------------------------------------------------------------------------
Huron                          314          285         323          710
-------------------------------------------------------------------------------------------------
Jefferson                      452          447         471           10
-------------------------------------------------------------------------------------------------
Knox                           249          537         260          205
-------------------------------------------------------------------------------------------------
Logan                                                  1344          169
-------------------------------------------------------------------------------------------------
Lorain                        1282          853           -            -
-------------------------------------------------------------------------------------------------
Madison                        194           41         206          290
-------------------------------------------------------------------------------------------------
Mahoning                      1264          184        1316          130
-------------------------------------------------------------------------------------------------
Marion                         433            1         455            1
-------------------------------------------------------------------------------------------------
Medina                         492          140         533          435
-------------------------------------------------------------------------------------------------
Monroe                          95           54          97          575
-------------------------------------------------------------------------------------------------
Morrow                         188          419         199          206
-------------------------------------------------------------------------------------------------
Noble                           80          729          84          152
-------------------------------------------------------------------------------------------------
Ottawa                         182          628         188          175
-------------------------------------------------------------------------------------------------
Portage                        984          937        1009          496
-------------------------------------------------------------------------------------------------
Richland                       579          259         613          427
-------------------------------------------------------------------------------------------------
Sandusky                       279          753         288          831
-------------------------------------------------------------------------------------------------




                                                   RECORDING DATA
                           OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


       State/County                NINETEENTH               TWENTIETH               TWENTY-FIRST            TWENTY-SECOND
                                 SEPT. 1, 1970             JUNE 1, 1971             AUG. 1, 1972            SEPT. 1, 1973
                                 -------------             ------------             ------------            -------------
                               VOL.         PAGE        VOL.         PAGE        VOL.         PAGE        VOL.         PAGE
                               ----         ----        ----         ----        ----         ----        ----         ----


Seneca                           303          296         306          656         312          845         319          709
-----------------------------------------------------------------------------------------------------------------------------
Stark                           3491          490        3559          651        3652           19        3760            9
-----------------------------------------------------------------------------------------------------------------------------
Summit                          5057          167        5150          671        5353          321        5511          269
-----------------------------------------------------------------------------------------------------------------------------
Trumbull                         909          748         921          650         945          755         972          717
-----------------------------------------------------------------------------------------------------------------------------
Tuscarawas                       367          218         371          680         380          464         391           85
-----------------------------------------------------------------------------------------------------------------------------
Union                            214          372         218          333         224          461         231          296

-----------------------------------------------------------------------------------------------------------------------------
Wayne                            421          607         428          464         441          360         455          500
-----------------------------------------------------------------------------------------------------------------------------
Wyandot                          120          131         120          575         127          135         132           25
-----------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA:
-----------------------------------------------------------------------------------------------------------------------------
Marshall                         366          211         369          667         377          100         384          530
-----------------------------------------------------------------------------------------------------------------------------


PENNSYLVANIA:
-----------------------------------------------------------------------------------------------------------------------------
Beaver                           808          107         814          959         829          428         843          841
-----------------------------------------------------------------------------------------------------------------------------
Lawrence                         453          143         456          576         463          308         470          333
-----------------------------------------------------------------------------------------------------------------------------
Mercer                                                                           MR No.                   MR No.
                                                                                  1842                      2144
-----------------------------------------------------------------------------------------------------------------------------

Financing Statement                 File No.                 File No.                   File No.                 File No.
Department of State -               504819                   1701957                    5701653                  7571641
Pennsylvania
-----------------------------------------------------------------------------------------------------------------------------
Beaver                               2866                      1915                       2770                     3000
-----------------------------------------------------------------------------------------------------------------------------
* Lawrence                       File No.    Vol#                                                              Vol.     Page
                                  1026         13       File No.1908-Vol.14               1779                  16       351
-----------------------------------------------------------------------------------------------------------------------------
* Mercer                                                                                  45197                   47895
-----------------------------------------------------------------------------------------------------------------------------

*  Filed with Prothonotary




                                                   RECORDING DATA
                           OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


       State/County               TWENTY-THIRD            TWENTY-FOURTH
                                  AUG. 1, 1974             JULY 1, 1976
                                  ------------             ------------
                               VOL.         PAGE        VOL.         PAGE
                               ----         ----        ----         ----


Seneca                           324          938         335          179
---------------------------------------------------------------------------
Stark                           3809          731        3933          347
---------------------------------------------------------------------------
Summit                          5626          247        5821          388
---------------------------------------------------------------------------
Trumbull                         993          111        1032          445
---------------------------------------------------------------------------
Tuscarawas                       398           80         413          604
---------------------------------------------------------------------------
Union                            237          186         243          499

---------------------------------------------------------------------------
Wayne                            465          645         484          835
---------------------------------------------------------------------------
Wyandot                          135          543         142          275
---------------------------------------------------------------------------

WEST VIRGINIA:
---------------------------------------------------------------------------
Marshall                         390          544         401          332
---------------------------------------------------------------------------


PENNSYLVANIA:
---------------------------------------------------------------------------
Beaver                           854          734         875          597
---------------------------------------------------------------------------
Lawrence                         474          894         484          297
---------------------------------------------------------------------------
Mercer                        MR No.                     MR No.
                                1542                      1438
---------------------------------------------------------------------------

Financing Statement                  File No.                 File No.
Department of State -                7861818                  8472458
Pennsylvania
---------------------------------------------------------------------------
Beaver                                2291                     2527
---------------------------------------------------------------------------
* Lawrence                      Vol.         Page          Vol.       Page
                                 17          1175           19         238
---------------------------------------------------------------------------
* Mercer                        50214                         54673
---------------------------------------------------------------------------

*  Filed with Prothonotary








                                                      RECORDING DATA
                            OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


      State/County               TWENTY-FIFTH              TWENTY-SIXTH             TWENTY-SEVENTH           TWENTY-EIGHTH
                                 DEC 1, 1976               JUNE 15, 1977             MAY 15, 1978             FEB 1, 1980
                                 -----------               -------------             ------------             -----------
                              VOL.          PAGE         VOL.         PAGE        VOL.         PAGE        VOL.         PAGE
                              ----          ----         ----         ----        ----         ----        ----         ----

OHIO:
-------------------------------------------------------------------------------------------------------------------------------
Ashland                       472           27          475           31         481          222         492          545
-------------------------------------------------------------------------------------------------------------------------------
Ashtabula                     791          122          813          336           2         4930           9         6096
-------------------------------------------------------------------------------------------------------------------------------
Belmont                       467            7          470          576         477          531         490           30
-------------------------------------------------------------------------------------------------------------------------------
Carroll                       123          282          125          378         129          152         136          351
-------------------------------------------------------------------------------------------------------------------------------
Champaign                     224          697          227          697         232          775         241          625
-------------------------------------------------------------------------------------------------------------------------------
Clark                         769           91          777           76         792          343         821          875
-------------------------------------------------------------------------------------------------------------------------------
Columbiana                   1432          606         1445          881        1466          341        1507          415
-------------------------------------------------------------------------------------------------------------------------------
Crawford                      329          675          335            9         344          186         360          876
-------------------------------------------------------------------------------------------------------------------------------
Cuyahoga                    14376          321        14559          167       14924          877       15547          441
-------------------------------------------------------------------------------------------------------------------------------
Delaware                      305          387          310          603         322          628         343           55
-------------------------------------------------------------------------------------------------------------------------------
Erie                          396          416          402          261         413          446         436           44
-------------------------------------------------------------------------------------------------------------------------------
Fayette                       123          324          125           98         128          788         133          795
-------------------------------------------------------------------------------------------------------------------------------
Franklin                     3646          799         3696          397        3798          396        4002          699
-------------------------------------------------------------------------------------------------------------------------------
Geauga                        598          892          608          113         628          198         658          586
-------------------------------------------------------------------------------------------------------------------------------
Greene                        524          659          533          281         550          387         103           64
-------------------------------------------------------------------------------------------------------------------------------
Harrison                      133          280          134          617         137          311         143           86
-------------------------------------------------------------------------------------------------------------------------------
Holmes                        113          121          114          540         117          700         124          862
-------------------------------------------------------------------------------------------------------------------------------
Huron                         326           54          329          780         336          196         348          378
-------------------------------------------------------------------------------------------------------------------------------
Jefferson                     474          804          479          678         488           55         504          305
-------------------------------------------------------------------------------------------------------------------------------
Knox                          263          240          267          360         274          742         290          373
-------------------------------------------------------------------------------------------------------------------------------
Lake                                                      -            -           -            -        1053          266
-------------------------------------------------------------------------------------------------------------------------------
Logan                        1360          738         1383          903        1428          223           -            -
-------------------------------------------------------------------------------------------------------------------------------
Lorain                          -            -            -            -           -            -        1513           25
-------------------------------------------------------------------------------------------------------------------------------
Madison                       209          464          214          218         223           68         232          661
-------------------------------------------------------------------------------------------------------------------------------
Mahoning                     1328          361         1344          480        1372          132        1432          544
-------------------------------------------------------------------------------------------------------------------------------
Marion                        458          829          464           72         473          180         488          571
-------------------------------------------------------------------------------------------------------------------------------
Medina                        546           33          562          567         594          413          43          172
-------------------------------------------------------------------------------------------------------------------------------
Monroe                         98          187           98          957         100          897         104          140
-------------------------------------------------------------------------------------------------------------------------------
Morrow                        202          144          206          122         213           27         227           20
-------------------------------------------------------------------------------------------------------------------------------
Noble                          84          953           86           91          88          191          92          173
-------------------------------------------------------------------------------------------------------------------------------
Ottawa                        189          643          191          913         197          981         212           67
-------------------------------------------------------------------------------------------------------------------------------
Portage                      1016          481         1025          770        1043         1153        1076         1184
-------------------------------------------------------------------------------------------------------------------------------
Richland                      622          289          636          338         659          422         700          599
-------------------------------------------------------------------------------------------------------------------------------
Sandusky                      291          173          294          363         299          643         311          964
-------------------------------------------------------------------------------------------------------------------------------
Seneca                        337          927          341          763         347          900         359          594
-------------------------------------------------------------------------------------------------------------------------------





                                                      RECORDING DATA
                            OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


      State/County               TWENTY-NINE                 THIRTIETH
                                APRIL 15, 1980             JUNE 15, 1980
                                --------------             -------------
                              VOL.         PAGE         VOL.        PAGE
                              ----         ----         ----        ----

OHIO:
------------------------------------------------------------------------
Ashland                       493          505          494          290
------------------------------------------------------------------------
Ashtabula                      10         2276           10         7627
------------------------------------------------------------------------
Belmont                       492            7          493          292
------------------------------------------------------------------------
Carroll                       136          896          137          412
------------------------------------------------------------------------
Champaign                     242          196          242          836
------------------------------------------------------------------------
Clark                         823          916          825          726
------------------------------------------------------------------------
Columbiana                   1508          891         1512          323
------------------------------------------------------------------------
Crawford                      361          818          362          828
------------------------------------------------------------------------
Cuyahoga                    15568          795        15588          297
------------------------------------------------------------------------
Delaware                      344          495          346           10
------------------------------------------------------------------------
Erie                          437          632          439            1
------------------------------------------------------------------------
Fayette                       134          103          134          526
------------------------------------------------------------------------
Franklin                     4019          227         4031          426
------------------------------------------------------------------------
Geauga                        659         1022          662           95
------------------------------------------------------------------------
Greene                        107          280          110          908
------------------------------------------------------------------------
Harrison                      143          404          143          639
------------------------------------------------------------------------
Holmes                        125          336          125          706
------------------------------------------------------------------------
Huron                         349          265          349         1062
------------------------------------------------------------------------
Jefferson                     505          308          506          481
------------------------------------------------------------------------
Knox                          292          120          293          191
------------------------------------------------------------------------
Lake                         1060          420         1062         1279
------------------------------------------------------------------------
Logan                                                     -            -
------------------------------------------------------------------------
Lorain                       1518          582         1523          368
------------------------------------------------------------------------
Madison                       233          333          234           71
------------------------------------------------------------------------
Mahoning                     1436          696         1440          268
------------------------------------------------------------------------
Marion                        489          618          490          524
------------------------------------------------------------------------
Medina                         48          636           53          819
------------------------------------------------------------------------
Monroe                        104          562          104          798
------------------------------------------------------------------------
Morrow                        228           23          229           29
------------------------------------------------------------------------
Noble                          93          342           93          784
------------------------------------------------------------------------
Ottawa                        213          243          214          395
------------------------------------------------------------------------
Portage                      1079          763         1081          996
------------------------------------------------------------------------
Richland                      703          467          705          692
------------------------------------------------------------------------
Sandusky                      312          895          313          634
------------------------------------------------------------------------
Seneca                        360          431          361          237
------------------------------------------------------------------------








                                                      RECORDING DATA
                            OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


      State/County                 TWENTY-FIFTH              TWENTY-SIXTH             TWENTY-SEVENTH           TWENTY-EIGHTH
                                   DEC 1, 1976               JUNE 15, 1977             MAY 15, 1978             FEB 1, 1980
                                   -----------               -------------             ------------             -----------
                                VOL.          PAGE         VOL.         PAGE        VOL.         PAGE        VOL.         PAGE
                                ----          ----         ----         ----        ----         ----        ----         ----


Stark                           3973          457         4021          940        4096          387        4253          117
--------------------------------------------------------------------------------------------------------------------------------
Summit                          5878          309         5962          831        6106          101        6385          436
--------------------------------------------------------------------------------------------------------------------------------
Trumbull                        1042          431         1055          862        1081          569           6          207
--------------------------------------------------------------------------------------------------------------------------------
Tuscarawas                       418           37          424            9         435          446         454          911
--------------------------------------------------------------------------------------------------------------------------------
Union                            245           62          247          221         250          955         257          886
--------------------------------------------------------------------------------------------------------------------------------
Wayne                            490          411          499          217         514          483         543          256
--------------------------------------------------------------------------------------------------------------------------------
Wyandot                          143          492          145          329         148          328         154          418
--------------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA:
--------------------------------------------------------------------------------------------------------------------------------
Marshall                         404          402          408           65         414          417         426          556
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA:
--------------------------------------------------------------------------------------------------------------------------------
Beaver                           882          463          891          434         907          895         937          720
--------------------------------------------------------------------------------------------------------------------------------
Lawrence                         487            1          490          894         497         1043         511          610
--------------------------------------------------------------------------------------------------------------------------------
Mercer                        MR No.                    MR No.                   MR No.                   MR No.
                                2577                      1357                     1021                     0203
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Financing Statement                 File No.                   File No.                 File No.                 File No.
--------------------------------------------------------------------------------------------------------------------------------
*  Department of State -            08610336                  08810091                  9162119                  9922009
--------------------------------------------------------------------------------------------------------------------------------
*Beaver County                        4432                       2120                     1667                      368
--------------------------------------------------------------------------------------------------------------------------------
*Lawrence County                Vol.         Page         Vol.         Page               2269                     1697
                                  19         1182           48           20
--------------------------------------------------------------------------------------------------------------------------------
*Mercer County                       55672                      57063                     59689                    64549
--------------------------------------------------------------------------------------------------------------------------------






                                                      RECORDING DATA
                            OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


      State/County              TWENTY-NINE                THIRTIETH
                               APRIL 15, 1980            JUNE 15, 1980
                               --------------            -------------
                             VOL.         PAGE        VOL.          PAGE
                             ----         ----        ----          ----


Stark                           4267         931          4272          734
---------------------------------------------------------------------------
Summit                          6396         149          6423          889
---------------------------------------------------------------------------
Trumbull                          13          93            20           99
---------------------------------------------------------------------------
Tuscarawas                       456         402           457          860
---------------------------------------------------------------------------
Union                            258         608           259          287
---------------------------------------------------------------------------
Wayne                            545         415           547          274
---------------------------------------------------------------------------
Wyandot                          154         784           155          290
---------------------------------------------------------------------------

WEST VIRGINIA:
---------------------------------------------------------------------------
Marshall                         427         556           429          540
---------------------------------------------------------------------------

---------------------------------------------------------------------------
PENNSYLVANIA:
---------------------------------------------------------------------------
Beaver                           939         636           941          342
---------------------------------------------------------------------------
Lawrence                         512         490           513          161
---------------------------------------------------------------------------
Mercer                       MR No.
                                0511                   MR 0757            -
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Financing Statement            File No.                 File No.
---------------------------------------------------------------------------
*  Department of State        10001452                 10080770
---------------------------------------------------------------------------
*Beaver County                   846                    1369-80
---------------------------------------------------------------------------
*Lawrence County                Vol.        Page         22 2389
                                  22        2024
---------------------------------------------------------------------------
*Mercer County                    64959                   65405
---------------------------------------------------------------------------

*Filed with Prothonotary



                                            RECORDING DATA
                OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


        State/County               THIRTY-FIRST            THIRTY-SECOND             THIRTY-THIRD            THIRTY-FOURTH
                                   OCT. 1, 1981            OCT. 15, 1982            FEB. 15, 1982             JULY 1, 1982
                                   ------------            -------------            -------------             ------------
                                 VOL.        PAGE         VOL.        PAGE         VOL.        PAGE         VOL.        PAGE
                                 ----        ----         ----        ----         ----        ----         ----        ----

OHIO:
Ashland                          601         200          601         225          602         181          603         856
--------------------------------------------------------------------------------------------------------------------------------
Ashtabula                         15        2196           15        2221           16         811           17        5278
--------------------------------------------------------------------------------------------------------------------------------
Belmont                          502         195          502         220          503         732          505         772
--------------------------------------------------------------------------------------------------------------------------------
Carroll                          141         782          141         807          142         373          143         798
--------------------------------------------------------------------------------------------------------------------------------
Champaign                        248         312          248         337          249         218          250         541
--------------------------------------------------------------------------------------------------------------------------------
Clark                            845           1          845          26          847         741          852         166
--------------------------------------------------------------------------------------------------------------------------------
Columbiana                      1538          01         1538          26         1541         103         1548         167
--------------------------------------------------------------------------------------------------------------------------------
Crawford                         370         534          370         559          371         730          373         476
--------------------------------------------------------------------------------------------------------------------------------
Cuyahoga                       15969         655        15969         681        16101         385        16145           1
--------------------------------------------------------------------------------------------------------------------------------
Delaware                         359         648          359         673          361         389          364         430
--------------------------------------------------------------------------------------------------------------------------------
Erie                             451         693          451         719          453         523          456         286
--------------------------------------------------------------------------------------------------------------------------------
Fayette                          137         911          137         935          138         464          139         593
--------------------------------------------------------------------------------------------------------------------------------
Franklin                       01329         E01        01329         C20        01575         A01         1916         C11
--------------------------------------------------------------------------------------------------------------------------------
Geauga                           679        1076          679        1101          683         124          687        1233
--------------------------------------------------------------------------------------------------------------------------------
Greene                           146         836          146         861          152         451          161         475
--------------------------------------------------------------------------------------------------------------------------------
Harrison                         147          93          147         118          148           1          149         192
--------------------------------------------------------------------------------------------------------------------------------
Holmes                           130         624          130         649          132         320          133         796
--------------------------------------------------------------------------------------------------------------------------------
Huron                            356         210          356         235          357         286          358         966
--------------------------------------------------------------------------------------------------------------------------------
Jefferson                        515         414          515         439          516         619          518         461
--------------------------------------------------------------------------------------------------------------------------------
Knox                             302         344          302         369          303         815          306         438
--------------------------------------------------------------------------------------------------------------------------------
Lake                            1087        1272         1087        1297         1092         532         1097        1297
--------------------------------------------------------------------------------------------------------------------------------
Lorain                          1569          76         1569         101         1575         521         1585         490
--------------------------------------------------------------------------------------------------------------------------------
Madison                          239         663          239         688          240         586          242         672
--------------------------------------------------------------------------------------------------------------------------------
Mahoning                        1478         541         1478         566         1485         297         1494         961
--------------------------------------------------------------------------------------------------------------------------------
Marion                           499         154          499         179          500         906          503         294
--------------------------------------------------------------------------------------------------------------------------------
Medina                           103         128          103         153          112         801          126         255
--------------------------------------------------------------------------------------------------------------------------------
Monroe                           109          85          109         110          109         575          110         236
--------------------------------------------------------------------------------------------------------------------------------
Morrow                           236         111          236         136          237         195          239         191
--------------------------------------------------------------------------------------------------------------------------------
Noble                             97         817           97         842           98         637           99         714
--------------------------------------------------------------------------------------------------------------------------------
Ottawa                           225        0803          225         828          227        0429          229         782
--------------------------------------------------------------------------------------------------------------------------------
Portage                         1101         151         1101         176         1103        0918         1107        1081
--------------------------------------------------------------------------------------------------------------------------------
Richland                         730         406          730         431          733         430          738         353
--------------------------------------------------------------------------------------------------------------------------------
Sandusky                         321         589          321         614          322         844          325          24
--------------------------------------------------------------------------------------------------------------------------------
Seneca                           369         595          369         609          370         702          372         599



                                            RECORDING DATA
                OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


        State/County               THIRTY-FIFTH             THIRTY-SIXTH
                                  MARCH 1, 1983            MARCH 1, 1984
                                  -------------            -------------
                                 VOL.        PAGE         VOL.        PAGE
                                 ----        ----         ----        ----

OHIO:
Ashland                          606         833          612         904
--------------------------------------------------------------------------
Ashtabula                         19        6725           23        7889
--------------------------------------------------------------------------
Belmont                          509         650          517         806
--------------------------------------------------------------------------
Carroll                          145         636          149         525
--------------------------------------------------------------------------
Champaign                        252        1062          256         998
--------------------------------------------------------------------------
Clark                            860          77          874         521
--------------------------------------------------------------------------
Columbiana                        83-8        84           37          51
--------------------------------------------------------------------------
Crawford                         376         833          382         600
--------------------------------------------------------------------------
Cuyahoga                          91         921      84-1264           9
--------------------------------------------------------------------------
Delaware                         370         742          383         272
--------------------------------------------------------------------------
Erie                             461         690          471         902
--------------------------------------------------------------------------
Fayette                          141         429          144         671
--------------------------------------------------------------------------
Franklin                        2671         H01         4035         A01
--------------------------------------------------------------------------
Geauga                           696         508          712         725
--------------------------------------------------------------------------
Greene                           179         312          211         550
--------------------------------------------------------------------------
Harrison                         150         576          153         368
--------------------------------------------------------------------------
Holmes                           136         442          140         740
--------------------------------------------------------------------------
Huron                            361         715          367         401
--------------------------------------------------------------------------
Jefferson                        521         737          530         722
--------------------------------------------------------------------------
Knox                             310         904          317         374
--------------------------------------------------------------------------
Lake                              13         999           67         365
--------------------------------------------------------------------------
Lorain                          1604         149         1634         919
--------------------------------------------------------------------------
Madison                          245         421          249         692
--------------------------------------------------------------------------
Mahoning                        1513          12         1543         194
--------------------------------------------------------------------------
Marion                             5         123           22         181
--------------------------------------------------------------------------
Medina                           151         772        OR196          64
--------------------------------------------------------------------------
Monroe                           111         314          113         158
--------------------------------------------------------------------------
Morrow                           242         322          248         337
--------------------------------------------------------------------------
Noble                            101         435          104         169
--------------------------------------------------------------------------
Ottawa                           234         929          243         755
--------------------------------------------------------------------------
Portage                         1117          67         1132        1181
--------------------------------------------------------------------------
Richland                         747         627          765         377
--------------------------------------------------------------------------
Sandusky                         328         708          335         947
--------------------------------------------------------------------------
Seneca                           376         244          382         325





                                            RECORDING DATA
                OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


        State/County               THIRTY-FIRST            THIRTY-SECOND             THIRTY-THIRD            THIRTY-FOURTH
                                   OCT. 1, 1981            OCT. 15, 1982            FEB. 15, 1982             JULY 1, 1982
                                   ------------            -------------            -------------             ------------
                                 VOL.        PAGE         VOL.        PAGE         VOL.        PAGE         VOL.        PAGE
                                 ----        ----         ----        ----         ----        ----         ----        ----

-----------------------------------------------------------------------------------------------------------------------------
Stark                            4344         643         4344         668           11          63           39         904
-----------------------------------------------------------------------------------------------------------------------------
Summit                           6623         643         6623         668         6636         475         6654         533
-----------------------------------------------------------------------------------------------------------------------------
Trumbull                           80         173           80         198           91          43          106         295
-----------------------------------------------------------------------------------------------------------------------------
Tuscarawas                        471         335          471         360          473         383          476         736
-----------------------------------------------------------------------------------------------------------------------------
Union                             264         652          264         677          266          24          267         440
-----------------------------------------------------------------------------------------------------------------------------
Wayne                             565         183          565         208          567         669          572         144
-----------------------------------------------------------------------------------------------------------------------------
Wyandot                           158         436          158         461          159          18          159         810
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA:
-----------------------------------------------------------------------------------------------------------------------------
Marshall                          437         336          437         361          438         409          440         512
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA:
-----------------------------------------------------------------------------------------------------------------------------
Beaver                            959         313          959         338          962         274          966         234
-----------------------------------------------------------------------------------------------------------------------------
Lawrence                          520         372          520         397          521         493          523         232
-----------------------------------------------------------------------------------------------------------------------------
Mercer                       81MR2023                 81MR2022                 82MR0352                 82MR1235           -
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Financing Statement                 File No.                 File No.                   File No.                 File No.
-----------------------------------------------------------------------------------------------------------------------------
Department of State -              10740650                 10740652                   10911788                 11111592
Pennsylvania
---------------------------

-----------------------------------------------------------------------------------------------------------------------------
Beaver County                      2368-81                  2369-81                    466-1982                1435-1982
-----------------------------------------------------------------------------------------------------------------------------
Lawrence County                    24 236                   24 237                      24-171                  24-1411
-----------------------------------------------------------------------------------------------------------------------------
Mercer County                      68757                    68758                       69419                    70219


                                            RECORDING DATA
                OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


        State/County               THIRTY-FIFTH             THIRTY-SIXTH
                                  MARCH 1, 1983            MARCH 1, 1984
                                  -------------            -------------
                                 VOL.        PAGE         VOL.        PAGE
                                 ----        ----         ----        ----

---------------------------------------------------------------------------
Stark                              95         282          192         719
---------------------------------------------------------------------------
Summit                           6744         539         6886          80
---------------------------------------------------------------------------
Trumbull                          133         807          175         408
---------------------------------------------------------------------------
Tuscarawas                        483         314          496          27
---------------------------------------------------------------------------
Union                             270         376          275         210
---------------------------------------------------------------------------
Wayne                             580         460          596         491
---------------------------------------------------------------------------
Wyandot                           160        1123          163         364
---------------------------------------------------------------------------

---------------------------------------------------------------------------
WEST VIRGINIA:
---------------------------------------------------------------------------
Marshall                          444           1          452         520
---------------------------------------------------------------------------

---------------------------------------------------------------------------
PENNSYLVANIA:
---------------------------------------------------------------------------
Beaver                            975          77          992         476
---------------------------------------------------------------------------
Lawrence                          527         622          669         517
---------------------------------------------------------------------------------
Mercer                       83MR0647                 84-MR585
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Financing Statement                   File No.                 File No.
---------------------------------------------------------------------------------
Department of State -                11631350                 12361906
Pennsylvania
-------------------------

---------------------------------------------------------------------------------
Beaver County                       553-1983                 528-1984
---------------------------------------------------------------------------------
Lawrence County                      171-25                     26
---------------------------------------------------------------------------------
Mercer County                        71589                    73694







                                 RECORDING DATA
                   OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


      State/County            THIRTY-SEVENTH            THIRTY-EIGHT            THIRTY-NINTH               FORTIETH
                              SEPT. 15, 1984           SEPT. 27, 1984           JAN. 1, 1985             NOV. 8, 1984
                              --------------           --------------           ------------             ------------

                            VOL.        PAGE         VOL.        PAGE        VOL.        PAGE         VOL.        PAGE
                            ----        ----         ----        ----        ----        ----         ----        ----
OHIO:
-------------------------------------------------------------------------------------------------------------------------
Ashland                     616         630          616         973         633         875          617         902
-------------------------------------------------------------------------------------------------------------------------
Ashtabula                    25        9968           26        1703          35        2836           26        7558
-------------------------------------------------------------------------------------------------------------------------
Belmont                     521         315          521         508         537         251          522         268
-------------------------------------------------------------------------------------------------------------------------
Carroll                     151         460          151         585         160         201          152         122
-------------------------------------------------------------------------------------------------------------------------
Champaign                   259         186          259         414         269         649          259         879
-------------------------------------------------------------------------------------------------------------------------
Clark                       882         624          883         375         922         789          885           1
-------------------------------------------------------------------------------------------------------------------------
Columbiana                   52         348           53         503         117         690           56         834
-------------------------------------------------------------------------------------------------------------------------
Crawford                    385         488          385         706         400         156          386         450
-------------------------------------------------------------------------------------------------------------------------
Cuyahoga
                        84-4476          27      84-4724          14     86-6551          26      84-5446          69
-------------------------------------------------------------------------------------------------------------------------
Delaware                    390         314          390         782         429         320          392         340
-------------------------------------------------------------------------------------------------------------------------
Erie                        477         733          478         212         504         706          479         364
-------------------------------------------------------------------------------------------------------------------------
Fayette                     146         312          146         387         153         645          146         810
-------------------------------------------------------------------------------------------------------------------------
Franklin                   4812         H01         4874         F12        8300         A17         5030         E16
-------------------------------------------------------------------------------------------------------------------------
Geauga                      722         815          723         377         769        1128          725         785
-------------------------------------------------------------------------------------------------------------------------
Greene                      228         777          230         156         311         284          233         933
-------------------------------------------------------------------------------------------------------------------------
Harrison                    154         560          154         643         160          69          155          25
-------------------------------------------------------------------------------------------------------------------------
Holmes                      142         664          142         920         155         377          143         453
-------------------------------------------------------------------------------------------------------------------------
Huron                       370        1001          371         178         388         942          371         978
-------------------------------------------------------------------------------------------------------------------------
Jefferson                   534         613          535         102         552         776          535         770
-------------------------------------------------------------------------------------------------------------------------
Knox                        320         854          321         148         339         492          321         925
-------------------------------------------------------------------------------------------------------------------------
Lake                         96        1071         1651         790         251         117          105         270
-------------------------------------------------------------------------------------------------------------------------
Lorain                     1650         470           98        1124        1727         217         1654         944
-------------------------------------------------------------------------------------------------------------------------
Madison                     251         813          252          68         262         774          252         567
-------------------------------------------------------------------------------------------------------------------------
Mahoning                   1558           5         1559         313         331         103         1562         779
-------------------------------------------------------------------------------------------------------------------------
Marion                       30         954           31         748          64         231           33         517
-------------------------------------------------------------------------------------------------------------------------
Medina                      220         363          222         207         333         660          226         572
-------------------------------------------------------------------------------------------------------------------------
Monroe                      113         832          114          17         117         804          114         268
-------------------------------------------------------------------------------------------------------------------------
Morrow                      250         407          250         587         258         204          250        1018
-------------------------------------------------------------------------------------------------------------------------
Noble                       105         386          105         470         111         848          105         827
-------------------------------------------------------------------------------------------------------------------------
Ottawa                      248         810          249         282         275         142          250         434
-------------------------------------------------------------------------------------------------------------------------
Portage                    1142         666         1143         305        1189         616         1145         660
-------------------------------------------------------------------------------------------------------------------------
Richland                    774         813          775         576         821          86          777         463
-------------------------------------------------------------------------------------------------------------------------
Sandusky                    341        1002          340         245         358         853          341         126
-------------------------------------------------------------------------------------------------------------------------


                                 RECORDING DATA
                   OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


      State/County              FORTY-FIRST             FORTY-SECOND
                                DEC. 5, 1994            DEC. 1, 1994
                                ------------            ------------

                            VOL.       PAGE          VOL.        PAGE
                            ----       ----          ----        ----
OHIO:
---------------------------------------------------------------------
Ashland                     618         603          618         627
---------------------------------------------------------------------
Ashtabula                    27        2771           27        2749
---------------------------------------------------------------------
Belmont                     522         715          522         739
---------------------------------------------------------------------
Carroll                     152         623          152         647
---------------------------------------------------------------------
Champaign                   260         225          260         203
---------------------------------------------------------------------
Clark                       886          85          886         109
---------------------------------------------------------------------
Columbiana                   59         369           59         393
---------------------------------------------------------------------
Crawford                    386         930          386         954
---------------------------------------------------------------------
Cuyahoga                84-5973          67
                        84-5974           1      84-5974          21
---------------------------------------------------------------------
Delaware                    393         458          393         482
---------------------------------------------------------------------
Erie                        480         371          480         396
---------------------------------------------------------------------
Fayette                     147          64          147          89
---------------------------------------------------------------------
Franklin                   5154         H06         5154         I10
---------------------------------------------------------------------
Geauga                      727         438          727         462
---------------------------------------------------------------------
Greene                      236         886          236         910
---------------------------------------------------------------------
Harrison                    155         201          155         225
---------------------------------------------------------------------
Holmes                      143         893          143         917
---------------------------------------------------------------------
Huron                       372         518          372         542
---------------------------------------------------------------------
Jefferson                   536         421          536         445
---------------------------------------------------------------------
Knox                        322         481          322         505
---------------------------------------------------------------------
Lake                        110         136          110         160
---------------------------------------------------------------------
Lorain                     1657         364         1657         388
---------------------------------------------------------------------
Madison                     252         972          253           1
---------------------------------------------------------------------
Mahoning                   1565         558         1565         582
---------------------------------------------------------------------
Marion                       34         866           34         890
---------------------------------------------------------------------
Medina                      230          42          230          66
---------------------------------------------------------------------
Monroe                      114         409          114         433
---------------------------------------------------------------------
Morrow                      251         232          251         256
---------------------------------------------------------------------
Noble                       106         115          106         139
---------------------------------------------------------------------
Ottawa                      251         407          251         431
---------------------------------------------------------------------
Portage                    1147         610         1147         634
---------------------------------------------------------------------
Richland                    778         813          778         837
---------------------------------------------------------------------
Sandusky                    34          795          341         819
---------------------------------------------------------------------



                                 RECORDING DATA
                   OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


      State/County            THIRTY-SEVENTH            THIRTY-EIGHT            THIRTY-NINTH               FORTIETH
                              SEPT. 15, 1984           SEPT. 27, 1984           JAN. 1, 1985             NOV. 8, 1984
                              --------------           --------------           ------------             ------------

                            VOL.        PAGE         VOL.        PAGE        VOL.        PAGE         VOL.        PAGE
                            ----        ----         ----        ----        ----        ----         ----        ----

Seneca                       385         756          386         128         403         702          386         785
-----------------------------------------------------------------------------------------------------------------------
Stark                        248         611          252         133         484         511          263         491
-----------------------------------------------------------------------------------------------------------------------
Summit                      6974         682         6978          35        7353         941         7004         111
-----------------------------------------------------------------------------------------------------------------------
Trumbull                     198         666          200         168         322         768          205         706
-----------------------------------------------------------------------------------------------------------------------
Tuscarawas                   502         680                                  534          27          505          81
-----------------------------------------------------------------------------------------------------------------------
Union                        277         648          227         807         289         312          278         464
-----------------------------------------------------------------------------------------------------------------------
Wayne                        605         604          606         362         649          61          608         253
-----------------------------------------------------------------------------------------------------------------------
Wyandot                      164         427          164         535         171         639          164         762
-----------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA:
-----------------------------------------------------------------------------------------------------------------------
Hancock                                                                       256         636
-----------------------------------------------------------------------------------------------------------------------
Marshall                     456         312          456         498         471         409          457         303
-----------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA:
-----------------------------------------------------------------------------------------------------------------------
Beaver                      1002         592         1002         614        1043         385         1003         837
-----------------------------------------------------------------------------------------------------------------------
Lawrence                     689         138          689         138         769         469          692          14
-----------------------------------------------------------------------------------------------------------------------
Mercer                        84-                      84-                     12                       84-
                          MR2455                   MR2456                                 878       MR2726
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Financing Statement                File No.                 File No.                File No.                 File No.
-----------------------------------------------------------------------------------------------------------------------
Department of State -              12822163                 12822165                14660984                 12900560
Pennsylvania

-----------------------------------------------------------------------------------------------------------------------
Beaver County                     1916-1984               1917-1984                                        2054-1984
-----------------------------------------------------------------------------------------------------------------------
Lawrence County                       27                       27                                               27
-----------------------------------------------------------------------------------------------------------------------
Mercer County                        75387                   75388                                            75614
-----------------------------------------------------------------------------------------------------------------------

                                 RECORDING DATA
                   OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


      State/County                     FORTY-FIRST             FORTY-SECOND
                                       DEC. 5, 1994            DEC. 1, 1994
                                       ------------            ------------

                                   VOL.         PAGE        VOL.        PAGE
                                   ----         ----        ----        ----

Seneca                              387          411         387         435
-----------------------------------------------------------------------------
Stark                               273          256         273         280
-----------------------------------------------------------------------------
Summit                             7010          370        7010         393
-----------------------------------------------------------------------------
Trumbull                            209          820         209         844
-----------------------------------------------------------------------------
Tuscarawas                          506          493         506         517
-----------------------------------------------------------------------------
Union                               278          840         278         864
-----------------------------------------------------------------------------
Wayne                               609          432         609         458
-----------------------------------------------------------------------------
Wyandot                             164         1022         164        1046
-----------------------------------------------------------------------------

WEST VIRGINIA:
-----------------------------------------------------------------------------
Hancock                               -            -
-----------------------------------------------------------------------------
Marshall                            457          625         457         649
-----------------------------------------------------------------------------

PENNSYLVANIA:
-----------------------------------------------------------------------------
Beaver                             1005          394        1005         417
-----------------------------------------------------------------------------
Lawrence                            695           10         695          35
-----------------------------------------------------------------------------
Mercer                                84-                     84-
                                  MR3005                  MR3006
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Financing Statement               File No.                 File No.
-----------------------------------------------------------------------------
Department of State -             12981451                 12987449
Pennsylvania

-----------------------------------------------------------------------------
Beaver County                     2309-1984                2310-1984
-----------------------------------------------------------------------------
Lawrence County                      27                       27
-----------------------------------------------------------------------------
Mercer County                       75924                    75923
-----------------------------------------------------------------------------



                                                      RECORDING DATA
                               OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

      State/County              FORTY-THIRD            FORTY-FOURTH            FORTY-FIFTH              FORTY-SIXTH
                               JAN. 30, 1985           FEB. 25, 1985           JULY 1, 1985             OCT. 1, 1985
                               -------------           -------------           ------------             ------------

                             VOL.         PAGE        VOL.       PAGE        VOL.        PAGE         VOL.        PAGE
                             ----         ----        ----       ----        ----        ----         ----        ----

OHIO:
Ashland                       619          477        619        980          623          46          625         535
----------------------------------------------------------------------------------------------------------------------------
Ashtabula                      27         9441         28       3031           30         907           31        2401
----------------------------------------------------------------------------------------------------------------------------
Belmont                       523          819        524        434          527         182          529         523
----------------------------------------------------------------------------------------------------------------------------
Carroll                       153          115        153        398          155           1          156         185
----------------------------------------------------------------------------------------------------------------------------
Champaign                     260          861        261        140          262         860          264          91
----------------------------------------------------------------------------------------------------------------------------
Clark                         888           61        889        255          895         593          300         609
----------------------------------------------------------------------------------------------------------------------------
Columbiana                     62          895         65        276           77         151           85         499
----------------------------------------------------------------------------------------------------------------------------
Crawford                      387          750        388        168          390         369          392         576
----------------------------------------------------------------------------------------------------------------------------
Cuyahoga                  85-0609           24    85-1174         42      85-4260           3      85-6073           6

----------------------------------------------------------------------------------------------------------------------------
Delaware                      395          509        396        676          402         548          407         330
----------------------------------------------------------------------------------------------------------------------------
Erie                          481          775        482        533          487         200          490         824
----------------------------------------------------------------------------------------------------------------------------
Fayette                       147          531        147        773          149           5          150         181
----------------------------------------------------------------------------------------------------------------------------
Franklin                     5359          A01       5469        C02         6013         H16         6466         H20
----------------------------------------------------------------------------------------------------------------------------
Geauga                        729          952        731        479          741         693          747         427
----------------------------------------------------------------------------------------------------------------------------
Greene                        240          692        243        179          256         316          267         452
----------------------------------------------------------------------------------------------------------------------------
Harrison                      155          420        155        529          156         483          157         348
----------------------------------------------------------------------------------------------------------------------------
Holmes                        144          777        145        135          147          64          148         846
----------------------------------------------------------------------------------------------------------------------------
Huron                         373          268        373        756          376         716          379           7
----------------------------------------------------------------------------------------------------------------------------
Jefferson                     537          284        538         68          541          25          543         286
----------------------------------------------------------------------------------------------------------------------------
Knox                          323          278        323        868          326         699          329          61
----------------------------------------------------------------------------------------------------------------------------
Lake                          118          155        123        832          158         154          175          49
----------------------------------------------------------------------------------------------------------------------------
Lorain                       1661          191       1663        210         1675         975         1685         946
----------------------------------------------------------------------------------------------------------------------------
Madison                       253          567        253        858          255         406          256         933
----------------------------------------------------------------------------------------------------------------------------
Mahoning                       15          231         28         65          100         192          144         182
----------------------------------------------------------------------------------------------------------------------------
Marion                         36          914         38        421           43         890           48         154
----------------------------------------------------------------------------------------------------------------------------
Medina                        236           69        240         89          262         902          275         650
----------------------------------------------------------------------------------------------------------------------------
Monroe                        114          645        114        791          115         433          116         166
----------------------------------------------------------------------------------------------------------------------------
Morrow                        251          687        251        944          253         335          254         439
----------------------------------------------------------------------------------------------------------------------------
Noble                         106          408        106        599          107         417          108         495
----------------------------------------------------------------------------------------------------------------------------
Ottawa                        252          752        253        381          257         540          261          66
----------------------------------------------------------------------------------------------------------------------------
Portage                      1149          948       1151        221         1158         784         1164         833
----------------------------------------------------------------------------------------------------------------------------
Richland                      781            1        782        187          789         286          795         616
----------------------------------------------------------------------------------------------------------------------------
Sandusky                      342          868        343        438          346         865          348        1099
----------------------------------------------------------------------------------------------------------------------------

                                                          RECORDING DATA
                                    OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

      State/County            FORTY-SEVENTH             FORTY-EIGHTH
                              JAN. 15, 1986             MAY 20, 1986
                              -------------             ------------

                             VOL.        PAGE         VOL.       PAGE
                             ----        ----         ----       ----

OHIO:
Ashland                       627          202        629        742
-----------------------------------------------------------------------
Ashtabula                      32         2793         33       4615
-----------------------------------------------------------------------
Belmont                       531           34        533        401
-----------------------------------------------------------------------
Carroll                       157           19        158        257
-----------------------------------------------------------------------
Champaign                     265          192        266       1061
-----------------------------------------------------------------------
Clark                         905          260        912         74
-----------------------------------------------------------------------
Columbiana                     93          194        103        226
-----------------------------------------------------------------------
Crawford                      393          966        396        567
-----------------------------------------------------------------------
Cuyahoga                   86-404           64    86-3150         69
                           86-405            1
-----------------------------------------------------------------------
Delaware                      411          676        418        449
-----------------------------------------------------------------------
Erie                          493         1064        498        226
-----------------------------------------------------------------------
Fayette                       151           35        152         23
-----------------------------------------------------------------------
Franklin                     6883          A01       7429        C12
-----------------------------------------------------------------------
Geauga                        752          157        759        182
-----------------------------------------------------------------------
Greene                        276          363        289        776
-----------------------------------------------------------------------
Harrison                      158           58        158        682
-----------------------------------------------------------------------
Holmes                        150          160        152        405
-----------------------------------------------------------------------
Huron                         381           11        384        123
-----------------------------------------------------------------------
Jefferson                     544          816        548        142
-----------------------------------------------------------------------
Knox                          330          869        333        784
-----------------------------------------------------------------------
Lake                          190          319        216          1
-----------------------------------------------------------------------
Lorain                       1694          344       1706        345
-----------------------------------------------------------------------
Madison                       258          282        260         79
-----------------------------------------------------------------------
Mahoning                      187          204        247        279
-----------------------------------------------------------------------
Marion                         51          276         56        481
-----------------------------------------------------------------------
Medina                        286          905        305        693
-----------------------------------------------------------------------
Monroe                        116          546        117         59
-----------------------------------------------------------------------
Morrow                        255          283        256        277
-----------------------------------------------------------------------
Noble                         109          255        110        382
-----------------------------------------------------------------------
Ottawa                        263          890        267        863
-----------------------------------------------------------------------
Portage                      1169         1033       1177        522
-----------------------------------------------------------------------
Richland                      800          285        807        725
-----------------------------------------------------------------------
Sandusky                      350         1086        354        220
-----------------------------------------------------------------------



                                                      RECORDING DATA
                               OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

      State/County              FORTY-THIRD            FORTY-FOURTH            FORTY-FIFTH              FORTY-SIXTH
                               JAN. 30, 1985           FEB. 25, 1985           JULY 1, 1985             OCT. 1, 1985
                               -------------           -------------           ------------             ------------

                             VOL.         PAGE        VOL.       PAGE        VOL.        PAGE         VOL.        PAGE
                             ----         ----        ----       ----        ----        ----         ----        ----

Seneca                       388          211        388        765          391         558          394          70
------------------------------------------------------------------------------------------------------------------------------
Stark                        287           21        294        656          335         574          364         846
------------------------------------------------------------------------------------------------------------------------------
Summit                      7047          123       7053        217         7118          76         7167         473
------------------------------------------------------------------------------------------------------------------------------
Trumbull                     216          622        221        557          245         611          262         648
------------------------------------------------------------------------------------------------------------------------------
Tuscarawas                   508           80        508        892          513         736          518         217
------------------------------------------------------------------------------------------------------------------------------
Union                        279          586        280         15          281         697          283         241
------------------------------------------------------------------------------------------------------------------------------
Wayne                        611          586        613         21          620         190          626         142
------------------------------------------------------------------------------------------------------------------------------
Wyandot                      165          230        165        430          166         503          167         423
------------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA:
Marshall                     458          530        459         89          461         263          464         294

PENNSYLVANIA:
Beaver                      1007          311       1008        474         1015          46         1020         498
------------------------------------------------------------------------------------------------------------------------------
Lawrence                     699          181        701        581          715         271          726         361
------------------------------------------------------------------------------------------------------------------------------
Mercer                        85-                            MR0511                   MR1748           85      MR2778
                          MR0238                      85                      85

Financing Statement                File No.              File No.                 File No.                  File No.


                                                      RECORDING DATA
                               OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

      State/County            FORTY-SEVENTH             FORTY-EIGHTH
                              JAN. 15, 1986             MAY 20, 1986
                              -------------             ------------

                             VOL.        PAGE         VOL.        PAGE
                             ----        ----         ----        ----

Seneca                       395         848          398         797
----------------------------------------------------------------------
Stark                        392         563          428         231
----------------------------------------------------------------------
Summit                      7208         604         7267         123
----------------------------------------------------------------------
Trumbull                     276         545          295         654
----------------------------------------------------------------------
Tuscarawas                   521         382          526         317
----------------------------------------------------------------------
Union                        284         440          286         374
----------------------------------------------------------------------
Wayne                        630         274          638          20
----------------------------------------------------------------------
Wyandot                      168         230          169         717
----------------------------------------------------------------------

WEST VIRGINIA:
Marshall                     465         599          468         157

PENNSYLVANIA:
Beaver                      1025         251         1031         894
----------------------------------------------------------------------
Lawrence                     736         105          748         216
----------------------------------------------------------------------
Mercer                        86       MR168            4        2281


Financing Statement              File No.                 File No.




                                                RECORDING DATA
                           OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

                                 FORTY-NINTH                FIFTIETH                FIFTY-FIRST             FIFTY-SECOND
                                 JUNE 3, 1986            OCTOBER 1, 1986           JULY 15, 1989           AUG. 25, 1989
                                 ------------            ---------------           -------------           -------------
       State/County
                              VOL.        PAGE         VOL.         PAGE         VOL.        PAGE         VOL.        PAGE
                              ----        ----         ----         ----         ----        ----         ----        ----

OHIO:
Ashland                      630           159         633           894         657          56          658          66
------------------------------------------------------------------------------------------------------------------------------
Ashtabula                     33          6525          35          2855          47        6011           48         921
------------------------------------------------------------------------------------------------------------------------------
Belmont                      533           869         537           270         560           7          561         122
------------------------------------------------------------------------------------------------------------------------------
Carroll                      158           535         160           220         177         450          178         178
------------------------------------------------------------------------------------------------------------------------------
Champaign                    267           358         269           668          38         948           40         616
------------------------------------------------------------------------------------------------------------------------------
Clark                        913           347         922           808         987         905          990         627
------------------------------------------------------------------------------------------------------------------------------
Columbiana                   104           916         117           709         217         437          221         632
------------------------------------------------------------------------------------------------------------------------------
Crawford                     397           195         400           175         423         742          424         847
------------------------------------------------------------------------------------------------------------------------------
Cuyahoga                 86-3507            50
                         86-3508             1     86-6551            45     89-3715          43      89-4714          13
------------------------------------------------------------------------------------------------------------------------------
Delaware                     419           670         429           339         504         196          507         406
------------------------------------------------------------------------------------------------------------------------------
Erie                         498          1034         504           726         548         408          550         181
------------------------------------------------------------------------------------------------------------------------------
Fayette                      152           271         153           665         165         197          165         706
------------------------------------------------------------------------------------------------------------------------------
Franklin                    7520           A15        8300           B16       13759         F02        13979         B01
------------------------------------------------------------------------------------------------------------------------------
Geauga                       760           356         769          1147         834         851          837         145
------------------------------------------------------------------------------------------------------------------------------
Greene                       292            34         311           303         453         395          459         336
------------------------------------------------------------------------------------------------------------------------------
Harrison                     159            75         160            88         168           1          168         294
------------------------------------------------------------------------------------------------------------------------------
Holmes                       152           803         155           396         171         158          171         781
------------------------------------------------------------------------------------------------------------------------------
Huron                        384           845         388           961         417         807          419          35
------------------------------------------------------------------------------------------------------------------------------
Jefferson                    548           738         552           795           1         356            3         861
------------------------------------------------------------------------------------------------------------------------------
Knox                         334           410         339           511         377         831          379         381
------------------------------------------------------------------------------------------------------------------------------
Lake                         219           514         251           136         479         118          488         330
------------------------------------------------------------------------------------------------------------------------------
Lorain                      1708           503        1727           236         199         543          212         277
------------------------------------------------------------------------------------------------------------------------------
Madison                      260           391         262           793         280         540          281         163
------------------------------------------------------------------------------------------------------------------------------
Mahoning                     257           241         331           122         897         114          922         274
------------------------------------------------------------------------------------------------------------------------------
Marion                        57           328          64           250         119         340          121         737
------------------------------------------------------------------------------------------------------------------------------
Medina                       308           307         333           679         503          99          510         432
------------------------------------------------------------------------------------------------------------------------------
Monroe                       117           200         117           823         123          90          123         305
------------------------------------------------------------------------------------------------------------------------------
Morrow                       256           524         258           223         269         860          270         361


                                                RECORDING DATA
                           OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

                                FIFTY-THIRD             FIFTY-FOURTH
                             FEBRUARY 15, 1991          MAY 1, 1991
                             -----------------          -----------
       State/County
                             VOL.        PAGE         VOL.        PAGE
                             ----        ----         ----        ----

OHIO:
Ashland                      669         242          671         284
----------------------------------------------------------------------
Ashtabula                     54        7471           55        6149
----------------------------------------------------------------------
Belmont                      573         225          575         211
----------------------------------------------------------------------
Carroll                      186         337          187         534
----------------------------------------------------------------------
Champaign                     61         362           64         854
----------------------------------------------------------------------
Clark                       1022         740         1028         200
----------------------------------------------------------------------
Columbiana                   271         649          278         936
----------------------------------------------------------------------
Crawford                     436         964          438         965
----------------------------------------------------------------------
Cuyahoga
                         91-1040          42      91-2754          56
----------------------------------------------------------------------
Delaware                     545          22          551         504
----------------------------------------------------------------------
Erie                           5         805           13         473
----------------------------------------------------------------------
Fayette                      172          33          173         407
----------------------------------------------------------------------
Franklin                   16548         G17        16941         F12
----------------------------------------------------------------------
Geauga                       867         802          872        1162
----------------------------------------------------------------------
Greene                       527         624          539          54
----------------------------------------------------------------------
Harrison                     173         349          174         238
----------------------------------------------------------------------
Holmes                       179         524          181          45
----------------------------------------------------------------------
Huron                        432         800          435         228
----------------------------------------------------------------------
Jefferson                     35         894           40         617
----------------------------------------------------------------------
Knox                         394         167          396         387
----------------------------------------------------------------------
Lake                         600         361          617         175
----------------------------------------------------------------------
Lorain                       372         873          398          91
----------------------------------------------------------------------
Madison                      289         513          290         796
----------------------------------------------------------------------
Mahoning                    1235          92         1282         120
----------------------------------------------------------------------
Marion                       150         278          155          30
----------------------------------------------------------------------
Medina                       599         416          613         618
----------------------------------------------------------------------
Monroe                       126          96          126         447
----------------------------------------------------------------------
Morrow                       276         621          277         741



                                                RECORDING DATA
                           OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

                                 FORTY-NINTH                FIFTIETH                FIFTY-FIRST             FIFTY-SECOND
                                 JUNE 3, 1986            OCTOBER 1, 1986           JULY 15, 1989           AUG. 25, 1989
                                 ------------            ---------------           -------------           -------------
       State/County
                              VOL.        PAGE         VOL.         PAGE         VOL.        PAGE         VOL.        PAGE
                              ----        ----         ----         ----         ----        ----         ----        ----



Noble                        110           679         111           867         119         909          120         411
------------------------------------------------------------------------------------------------------------------------------
Ottawa                       268           756         275           161         321         352          323         123
------------------------------------------------------------------------------------------------------------------------------
Portage                     1178           820        1189           635        1272         636         1275         839
------------------------------------------------------------------------------------------------------------------------------
Richland                     809           429         821           107          16         649           22         445
------------------------------------------------------------------------------------------------------------------------------
Sandusky                     354           855         358           872         389         907          391          73
------------------------------------------------------------------------------------------------------------------------------
Seneca                       399           427         403           721         430         640          431         665
------------------------------------------------------------------------------------------------------------------------------
Stark                        434            20         484           530         835         131          849         947
------------------------------------------------------------------------------------------------------------------------------
Summit                      7271           832        7353           960         296         703          323         718
------------------------------------------------------------------------------------------------------------------------------
Trumbull                     299            82         322           787         495         874          502         883
------------------------------------------------------------------------------------------------------------------------------
Tuscarawas                   527           177         534            46         580         642          582         507
------------------------------------------------------------------------------------------------------------------------------
Union                        286           651         289           331         310         784          311         841
------------------------------------------------------------------------------------------------------------------------------
Wayne                        639           280         649            80         713         546          716          29
------------------------------------------------------------------------------------------------------------------------------
Wyandot                      170            22         171           658         181         679          182          33
------------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA:
Hancock                                                256           654         273         543          274         282
------------------------------------------------------------------------------------------------------------------------------
Marshall                     468           442         471           428         490         595          491         459
------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA:
Beaver                      1033           332        1043           404        1121         327         1124         549
------------------------------------------------------------------------------------------------------------------------------
Lawrence                     750           393         769           488         893         196          898         625
------------------------------------------------------------------------------------------------------------------------------
Mercer                         5          1791          12           897          61        1709           63        1834
------------------------------------------------------------------------------------------------------------------------------

Financing Statement         File No.                 File No.                  File No.                 File No.
------------------------------------------------------------------------------------------------------------------------------
*Department of State -      14351020                 14660986                  17510046                 17680560
---------------------------
Pennsylvania



                                                RECORDING DATA
                           OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

                                  FIFTY-THIRD             FIFTY-FOURTH
                               FEBRUARY 15, 1991          MAY 1, 1991
                               -----------------          -----------
       State/County
                             VOL.          PAGE        VOL.         PAGE
                             ----          ----        ----         ----

Noble                        124           830         125           586
------------------------------------------------------------------------
Ottawa                       344           444         348           102
------------------------------------------------------------------------
Portage                     1316           135        1322           347
------------------------------------------------------------------------
Richland                      88           741          99           547
------------------------------------------------------------------------
Sandusky                     405           661         408           160
------------------------------------------------------------------------
Seneca                       444           603         446           946
------------------------------------------------------------------------
Stark                       1027           416        1054           191
------------------------------------------------------------------------
Summit                       635           655         680           398
------------------------------------------------------------------------
Trumbull                     590           313         605             1
------------------------------------------------------------------------
Tuscarawas                   607           232         611           511
------------------------------------------------------------------------
Union                        324           257         326           314
------------------------------------------------------------------------
Wayne                        745           697         751           205
------------------------------------------------------------------------
Wyandot                      186           823         187           715
------------------------------------------------------------------------

WEST VIRGINIA:
Hancock                      283           447         285           183
------------------------------------------------------------------------
Marshall                     502           274         504           288
------------------------------------------------------------------------

PENNSYLVANIA:
Beaver                      1163           879    MBV 1171           231
------------------------------------------------------------------------
Lawrence                     965           313         975            55
------------------------------------------------------------------------
Mercer                        92           308          96          1778
------------------------------------------------------------------------

Financing Statement        File No.                 File No.
-------------------------------------------------------------------------
*Department of State -     19450195                 19691441
---------------------------
Pennsylvania

* Filed with Prothonotary





                                        RECORDING DATA
                    OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

      State/County              FIFTY-FIFTH              FIFTY-SIXTH             FIFTY-SEVENTH             FIFTH-EIGHTH
                                MAY 15, 1991          SEPTEMBER 15, 1991         APRIL 1, 1992            JUNE 15, 1992
                                ------------          ------------------         -------------            -------------

                              VOL.        PAGE         VOL.        PAGE         VOL.        PAGE         VOL.        PAGE
                              ----        ----         ----        ----         ----        ----         ----        ----

OHIO:
Ashland                       672         303          675         235          683         803          688         181
------------------------------------------------------------------------------------------------------------------------------
Ashtabula                      56         575           57        4850           60        4741           62          14
------------------------------------------------------------------------------------------------------------------------------
Belmont                       576         147          578         913          586          57          589         684
------------------------------------------------------------------------------------------------------------------------------
Carroll                       188         120          190         380          196         132          199          63
------------------------------------------------------------------------------------------------------------------------------
Champaign                      66         500           71         368           84         460           90         786
------------------------------------------------------------------------------------------------------------------------------
Clark                        1031          19         1039         518         1058         176         1067         101
------------------------------------------------------------------------------------------------------------------------------
Columbiana                    282         274          292         713          317         611          330         146
------------------------------------------------------------------------------------------------------------------------------
Crawford                      439         933          443          23          451          17          454         361
------------------------------------------------------------------------------------------------------------------------------
Cuyahoga                  91-3586          49      91-6108          52      92-2985           3      92-5714           4
------------------------------------------------------------------------------------------------------------------------------
Delaware                      554         723          564         372          591          32          603         276
------------------------------------------------------------------------------------------------------------------------------
Erie                           17         192           28         638           55         207           68         240
------------------------------------------------------------------------------------------------------------------------------
Fayette                       173         886          175         505          179         493          181         142
------------------------------------------------------------------------------------------------------------------------------
Franklin
                            17126         A01        17692         G04        19149         H11        19816         A09
------------------------------------------------------------------------------------------------------------------------------
Geauga                        875         629          883          19          899        1287          908         746
------------------------------------------------------------------------------------------------------------------------------
Greene                        544         868            -           -            -           -            -           -
------------------------------------------------------------------------------------------------------------------------------
Hardin                                                 562         173          605         454          626          32
------------------------------------------------------------------------------------------------------------------------------
Harrison                      174         450          175         525          178         100          179         272
------------------------------------------------------------------------------------------------------------------------------
Holmes                        181         659          183         286          189          35          191         852
------------------------------------------------------------------------------------------------------------------------------
Huron                         436         352          439         333          447         710          451         459
------------------------------------------------------------------------------------------------------------------------------
Jefferson                      42         850           49          44           65         154           72         924
------------------------------------------------------------------------------------------------------------------------------
Knox                          397         685          401         643          411         538          415         826
------------------------------------------------------------------------------------------------------------------------------
Lake                          625         898          651         704          709         460          738         658
------------------------------------------------------------------------------------------------------------------------------
Lorain                        409         454          444         651          524         884          563         114
------------------------------------------------------------------------------------------------------------------------------
Madison                       291         601          293         909          298         860          301         110
------------------------------------------------------------------------------------------------------------------------------
Mahoning                     1306          72         1376         295         1542          54         1616         211
------------------------------------------------------------------------------------------------------------------------------
Marion                        157          80          164          36          178         590          185         841
------------------------------------------------------------------------------------------------------------------------------
Medina                        620         443          641          25          689         798          715         114
------------------------------------------------------------------------------------------------------------------------------
Monroe                        126         624          127         270          129         221          130         139
------------------------------------------------------------------------------------------------------------------------------
Morrow                        278         339          280         172          284          45          286         120
------------------------------------------------------------------------------------------------------------------------------
Noble                         125         827          126         713          128         481          129         755
------------------------------------------------------------------------------------------------------------------------------
Ottawa                        350          52          355         586          370         364          378         115
------------------------------------------------------------------------------------------------------------------------------
Portage                      1325         615         1336         507         1358         741         1371         382
------------------------------------------------------------------------------------------------------------------------------
Richland                      104         320          118         252          152         715          168         892
------------------------------------------------------------------------------------------------------------------------------
Sandusky                      409         481          413         193          422         330          427         188
------------------------------------------------------------------------------------------------------------------------------




                                        RECORDING DATA
                    OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

      State/County              FIFTY-NINTH                SIXTIETH
                             SEPTEMBER 15, 1992       SEPTEMBER 15, 1992
                             ------------------       ------------------

                              VOL.        PAGE         VOL.        PAGE
                              ----        ----         ----        ----

OHIO:
Ashland                       691         843          691         862
-----------------------------------------------------------------------
Ashtabula                      63        3670           63        3689
-----------------------------------------------------------------------
Belmont                       592         630          592         649
-----------------------------------------------------------------------
Carroll                       201         153          201         172
-----------------------------------------------------------------------
Champaign                      96         370           96         389
-----------------------------------------------------------------------
Clark                        1074         903         1074         922
-----------------------------------------------------------------------
Columbiana                    341          64          341          83
-----------------------------------------------------------------------
Crawford                      457         405          457         424
-----------------------------------------------------------------------
Cuyahoga                  92-8273          57      92-8273          16
-----------------------------------------------------------------------
Delaware                      615          27          615          44
-----------------------------------------------------------------------
Erie                           79         540           79         559
-----------------------------------------------------------------------
Fayette                       182        1057          182        1077
-----------------------------------------------------------------------
Franklin                    20482         G18        20482         G03
                            20500         I04        20501         A01
-----------------------------------------------------------------------
Geauga                        916         115          916         134
-----------------------------------------------------------------------
Greene                          -           -            -           -
-----------------------------------------------------------------------
Hardin                        646         731          646         750
-----------------------------------------------------------------------
Harrison                      180         225          180         244
-----------------------------------------------------------------------
Holmes                        194         154          194         173
-----------------------------------------------------------------------
Huron                         453        1314          453        1333
-----------------------------------------------------------------------
Jefferson                      79         264           79         283
-----------------------------------------------------------------------
Knox                          419         766          419         785
-----------------------------------------------------------------------
Lake                          766           5          766          24
-----------------------------------------------------------------------
Lorain                        597         783          597         802
-----------------------------------------------------------------------
Madison                       303         840          303         856
-----------------------------------------------------------------------
Mahoning                     1686           1         1686          20
-----------------------------------------------------------------------
Marion                        192         569          192         588
-----------------------------------------------------------------------
Medina                        736         941          737           1
-----------------------------------------------------------------------
Monroe                        130         831          130         850
-----------------------------------------------------------------------
Morrow                        288          21          288          40
-----------------------------------------------------------------------
Noble                           1         255            1         274
-----------------------------------------------------------------------
Ottawa                        384         629          384         648
-----------------------------------------------------------------------
Portage                      1381         994         1382           1
-----------------------------------------------------------------------
Richland                      183         130          183         149
-----------------------------------------------------------------------
Sandusky                      431          17          431          36
-----------------------------------------------------------------------





                                        RECORDING DATA
                    OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

      State/County              FIFTY-FIFTH              FIFTY-SIXTH             FIFTY-SEVENTH             FIFTH-EIGHTH
                                MAY 15, 1991          SEPTEMBER 15, 1991         APRIL 1, 1992            JUNE 15, 1992
                                ------------          ------------------         -------------            -------------

                              VOL.        PAGE         VOL.        PAGE         VOL.        PAGE         VOL.        PAGE
                              ----        ----         ----        ----         ----        ----         ----        ----


Seneca                         447         957          451         478          460          30          464         882
-----------------------------------------------------------------------------------------------------------------------------
Stark                         1066         644         1106          74         1201         819         1245         774
-----------------------------------------------------------------------------------------------------------------------------
Summit                         703         559          773         135          933         560         1014         205
-----------------------------------------------------------------------------------------------------------------------------
Trumbull                       611         397          630         512          673          39          693         503
-----------------------------------------------------------------------------------------------------------------------------
Tuscarawas                     613         422          618         739          633         809          640         459
-----------------------------------------------------------------------------------------------------------------------------
Union                          327         414          331         281          339          85          342         706
-----------------------------------------------------------------------------------------------------------------------------
Wayne                          753         572          761         397          781         447          793         396
-----------------------------------------------------------------------------------------------------------------------------
Wyandot                        188         119          189         225          192         589          193         785

WEST VIRGINIA:
-----------------------------------------------------------------------------------------------------------------------------
Hancock                        286          86          288         205          292         670          295         373
-----------------------------------------------------------------------------------------------------------------------------
Marshall                       505         307          507         611          512         250          514         456
-----------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA:
-----------------------------------------------------------------------------------------------------------------------------
Beaver                    MBV 1174         768          185         418         1207         943         1219         670
-----------------------------------------------------------------------------------------------------------------------------
Lawrence                       979         266          993         106         1020         283         1034         273
-----------------------------------------------------------------------------------------------------------------------------
Mercer                          98        2043          105         880          118         928          124         548
-----------------------------------------------------------------------------------------------------------------------------

Financing Statement                File No.                 File No.                 File No.                 File No.
*Department of State-              19790367                 20090438                 20701598                 20990061
   Pennsylvania

                                        RECORDING DATA
                    OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

      State/County              FIFTY-NINTH                SIXTIETH
                             SEPTEMBER 15, 1992       SEPTEMBER 15, 1992
                             ------------------       ------------------

                              VOL.        PAGE         VOL.        PAGE
                              ----        ----         ----        ----


Seneca                         468         379          468         398
------------------------------------------------------------------------
Stark                         1285         190         1285         209
------------------------------------------------------------------------
Summit                        1086         594         1086         613
------------------------------------------------------------------------
Trumbull                       711         562          711         581
------------------------------------------------------------------------
Tuscarawas                     646         553          646         572
------------------------------------------------------------------------
Union                          330         810          330         829
------------------------------------------------------------------------
Wayne                          802         193          802         212
------------------------------------------------------------------------
Wyandot                        195         176          195         195

WEST VIRGINIA:
------------------------------------------------------------------------
Hancock                        297         441          297         460
------------------------------------------------------------------------
Marshall                       517         179          517         198
------------------------------------------------------------------------

PENNSYLVANIA:
------------------------------------------------------------------------
Beaver                        1230         562         1230         586
------------------------------------------------------------------------
Lawrence                      1047         562         1047         581
------------------------------------------------------------------------
Mercer                         129         445          129         464
------------------------------------------------------------------------

Financing Statement                File No.                 File No.
*Department of State-              21211194                 21211215
   Pennsylvania


* Filed with Prothonotary


                                                                RECORDING DATA
                                              OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


           State/County                  SIXTY-SECOND                       SIXTY-THIRD                      SIXTY-FOURTH
                                        JUNE 15, 1993                     SEPT. 15, 1993                    NOV. 15, 1993
                                        -------------                     --------------                    -------------
                                      VOL.            PAGE             VOL.              PAGE            VOL.            PAGE
                                      ----            ----             ----              ----            ----            ----

OHIO:
Ashland                               806                1               810              883             814             371
------------------------------------------------------------------------------------------------------------------------------
Ashtabula                              68             1148                69             7941              71             129
------------------------------------------------------------------------------------------------------------------------------
Belmont                               604              524               608              356             611             314
------------------------------------------------------------------------------------------------------------------------------
Carroll                               210              725               214               46             216             180
------------------------------------------------------------------------------------------------------------------------------
Champaign                             116              520               123              479             128             800
------------------------------------------------------------------------------------------------------------------------------
Clark                                  38              717                61              849              78             920
------------------------------------------------------------------------------------------------------------------------------
Columbiana                            382              921               396              614             406             203
------------------------------------------------------------------------------------------------------------------------------
Crawford                              469              531               473               25             476             229
------------------------------------------------------------------------------------------------------------------------------
Cuyahoga                         93-07081               35          93-10708               58        93-13434               5
------------------------------------------------------------------------------------------------------------------------------
Delaware                              666               38               683               33             698             726
------------------------------------------------------------------------------------------------------------------------------
Erie                                  124              359               138              333             148             201
------------------------------------------------------------------------------------------------------------------------------
Fayette                               189              882               191             1067             193             817
------------------------------------------------------------------------------------------------------------------------------
Franklin                            23198              A01             24141              C05           24923             H20
------------------------------------------------------------------------------------------------------------------------------
Geauga                                946              382               956              256             964             465
------------------------------------------------------------------------------------------------------------------------------
Greene                                725              875               755              181             778             543
------------------------------------------------------------------------------------------------------------------------------
Harrison                              184               89               185              236             186             144
------------------------------------------------------------------------------------------------------------------------------
Holmes                                202              411               204              885             206             718
------------------------------------------------------------------------------------------------------------------------------
Huron                                 466              352               470              946             473            1125
------------------------------------------------------------------------------------------------------------------------------
Jefferson                             105              347               113              761             120             270
------------------------------------------------------------------------------------------------------------------------------
Knox                                  435              798               441              507             446             151
------------------------------------------------------------------------------------------------------------------------------
Lake                                  877              997               915              353             943               7
------------------------------------------------------------------------------------------------------------------------------
Lorain                                734              384               784              125             819             841
------------------------------------------------------------------------------------------------------------------------------
Madison                               312              967               316              117             318             793
------------------------------------------------------------------------------------------------------------------------------
Mahoning                             1952              172              2041              227            2106              59
------------------------------------------------------------------------------------------------------------------------------
Marion                                218              356               227               20             234              85
------------------------------------------------------------------------------------------------------------------------------
Medina                                829              685               860              570             884             912
------------------------------------------------------------------------------------------------------------------------------
Monroe                                133              253               134               73               1             707
------------------------------------------------------------------------------------------------------------------------------
Morrow                                295              276               297              773             299             926
------------------------------------------------------------------------------------------------------------------------------
Noble                                   6              247                 8               52               9             503
------------------------------------------------------------------------------------------------------------------------------
Ottawa                                408              249               416               16             421             594
------------------------------------------------------------------------------------------------------------------------------
Portage                              1428              929              1445                9            1457             672
------------------------------------------------------------------------------------------------------------------------------
Richland                              240               46               259              522             274             105
------------------------------------------------------------------------------------------------------------------------------
Sandusky                              446              418               451              636             455             329
------------------------------------------------------------------------------------------------------------------------------


                                                                RECORDING DATA
                                              OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


           State/County                    SIXTY-FIFTH                       SIXTY-SIXTH                     SIXTY-SEVENTH
                                          APRIL 1, 1995                      MAY 1, 1995                     JULY 1, 1995
                                          -------------                      -----------                     ------------
                                      VOL.             PAGE             VOL.            PAGE             VOL.            PAGE
                                      ----             ----             ----            ----             ----            ----

OHIO:
Ashland                               834                1                 2              203               6             292
------------------------------------------------------------------------------------------------------------------------------
Ashtabula                              80             7483                81             3589              82            3692
------------------------------------------------------------------------------------------------------------------------------
Belmont                               634              915               636              448             640             212
------------------------------------------------------------------------------------------------------------------------------
Carroll                               231              270               232              384             234             392
------------------------------------------------------------------------------------------------------------------------------
Champaign                             158              982               161              192             164             375
------------------------------------------------------------------------------------------------------------------------------
Clark                                 342              150               363               43             392             148
------------------------------------------------------------------------------------------------------------------------------
Columbiana                            472              213               477               99             484             988
------------------------------------------------------------------------------------------------------------------------------
Crawford                              493              130               494              417             496             361
------------------------------------------------------------------------------------------------------------------------------
Cuyahoga                         95-02574               38          95-03701               15        95-05489              56
------------------------------------------------------------------------------------------------------------------------------
Delaware                              771              481               776              531             785              31
------------------------------------------------------------------------------------------------------------------------------
Erie                                  217              214               222               46             229             415
------------------------------------------------------------------------------------------------------------------------------
Fayette                               203              768               204              622             205             873
------------------------------------------------------------------------------------------------------------------------------
Franklin                            28833              H01             29088              I12           29492             C05
------------------------------------------------------------------------------------------------------------------------------
Geauga                               1012               77              1015              511            1020            1009
------------------------------------------------------------------------------------------------------------------------------
Greene                                900              365               908              376             920             624
------------------------------------------------------------------------------------------------------------------------------
Harrison                               17              106                18               12              19             338
------------------------------------------------------------------------------------------------------------------------------
Holmes                                217              777               218              650             220              78
------------------------------------------------------------------------------------------------------------------------------
Huron                                 493               52               494              759             497             755
------------------------------------------------------------------------------------------------------------------------------
Jefferson                             161              230               164              156             168             387
------------------------------------------------------------------------------------------------------------------------------
Knox                                  472              682               474              814             477             816
------------------------------------------------------------------------------------------------------------------------------
Lake                                 1105              163              1117                5            1134             660
------------------------------------------------------------------------------------------------------------------------------
Lorain                               1065              139               241              963            1110             456
------------------------------------------------------------------------------------------------------------------------------
Madison                                16              519                17             1177              20             518
------------------------------------------------------------------------------------------------------------------------------
Mahoning                             2513               57              2544              211            2592              39
------------------------------------------------------------------------------------------------------------------------------
Marion                                275              258               278              352             283               1
------------------------------------------------------------------------------------------------------------------------------
Medina                               1023               32              1036              217            1055             628
------------------------------------------------------------------------------------------------------------------------------
Monroe                                 12              305                13              281              14             485
------------------------------------------------------------------------------------------------------------------------------
Morrow                                311              866               312              634             314             148
------------------------------------------------------------------------------------------------------------------------------
Noble                                  17              739                18              362              19             430
------------------------------------------------------------------------------------------------------------------------------
Ottawa                                452              390               454              402             457             591
------------------------------------------------------------------------------------------------------------------------------
Portage                                18               11                25              488              37             472
------------------------------------------------------------------------------------------------------------------------------
Richland                              357              966               364              538             374             551
------------------------------------------------------------------------------------------------------------------------------
Sandusky                              476              598               478               55             480             445
------------------------------------------------------------------------------------------------------------------------------




                                                                RECORDING DATA
                                              OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


           State/County                 SIXTY-SECOND                       SIXTY-THIRD                      SIXTY-FOURTH
                                       JUNE 15, 1993                     SEPT. 15, 1993                    NOV. 15, 1993
                                       -------------                     --------------                    -------------
                                     VOL.            PAGE             VOL.              PAGE            VOL.            PAGE
                                     ----            ----             ----              ----            ----            ----



Seneca                               482              107               486              651             490             429
---------------------------------------------------------------------------------------------------------------------------------
Stark                               1451              463              1507              752            1550             709
---------------------------------------------------------------------------------------------------------------------------------
Summit                              1370              868              1468              805            1542             326
---------------------------------------------------------------------------------------------------------------------------------
Trumbull                             779             1007               801              288             817             377
---------------------------------------------------------------------------------------------------------------------------------
Tuscarawas                           669                1               676              856             683             272
---------------------------------------------------------------------------------------------------------------------------------
Union                                359              686               364              390             368             282
---------------------------------------------------------------------------------------------------------------------------------
Wayne                                834              230               844              434             851             834
---------------------------------------------------------------------------------------------------------------------------------
Wyandot                              200               81               486              201             203             125
---------------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA:
---------------------------------------------------------------------------------------------------------------------------------
Hancock                              305              370               308              542                             424
---------------------------------------------------------------------------------------------------------------------------------
Marshall                             525              565               528              441             530             680
---------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA:
---------------------------------------------------------------------------------------------------------------------------------
Beaver                              1269              925              1284              374            1295             395
---------------------------------------------------------------------------------------------------------------------------------
Lawrence                            1093              487              1110              374            1121             331
---------------------------------------------------------------------------------------------------------------------------------
Mercer                               146              825               151             2611             156             284
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Financing Statement                         File No.                         File No.                          File No.
---------------------------------------------------------------------------------------------------------------------------------
*Department of State-                       22091514                         22460442                          22650200
   Pennsylvania



                                                                RECORDING DATA
                                              OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES


           State/County                  SIXTY-FIFTH                     SIXTY-SIXTH                    SIXTY-SEVENTH
                                        APRIL 1, 1995                    MAY 1, 1995                    JULY 1, 1995
                                        -------------                    -----------                    ------------
                                    VOL.            PAGE            VOL.            PAGE            VOL.            PAGE
                                    ----            ----            ----            ----            ----            ----



Seneca                              509              468             511               1            513                83
--------------------------------------------------------------------------------------------------------------------------
Stark                                -                -                -               -
--------------------------------------------------------------------------------------------------------------------------
Summit                             1900              682            1926             510           1963               265
--------------------------------------------------------------------------------------------------------------------------
Trumbull                            924              636             932             355            944               177
--------------------------------------------------------------------------------------------------------------------------
Tuscarawas                          720              719             723             402            728               379
--------------------------------------------------------------------------------------------------------------------------
Union                                 7              113              10              49             14               217
--------------------------------------------------------------------------------------------------------------------------
Wayne                               889              743             892             433            897               251
--------------------------------------------------------------------------------------------------------------------------
Wyandot                             209              993             210             468            211               305
--------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA:
--------------------------------------------------------------------------------------------------------------------------
Hancock                             325              598             326             604            328               299
--------------------------------------------------------------------------------------------------------------------------
Marshall                            545              150             545             663            547               317
--------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA:
--------------------------------------------------------------------------------------------------------------------------
Beaver                             1362              902            1368             333           1376               307
--------------------------------------------------------------------------------------------------------------------------
Lawrence                           1201              478            1207             565           1217               607
--------------------------------------------------------------------------------------------------------------------------
Mercer                              187              245             189             827            192              1531
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Financing Statement                  Vol.           Page                     File No.                        File No.
--------------------------------------------------------------------------------------------------------------------------
*Department of State-
   Pennsylvania                     675               95                     FMBLOC95                        24461629

* Filed with Prothonotary




                                 RECORDING DATA
           OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

               State/County                  SIXTY-EIGHTH
                                             JUNE 1, 1997
                                             ------------

                                      VOL.                 PAGE
                                      ----                 ----

OHIO:
Ashland                               OR66                   83
------------------------------------------------------------------------
Ashtabula                               96                 7944
------------------------------------------------------------------------
Belmont                                677                  694
------------------------------------------------------------------------
Carroll                                261                  646
------------------------------------------------------------------------
Champaign                              214                  445
------------------------------------------------------------------------
Clark                                  868                  281
------------------------------------------------------------------------
Columbiana                             599                  742
------------------------------------------------------------------------
Crawford                           M/B 526                  523
------------------------------------------------------------------------
Cuyahoga                          97-06639                   48
------------------------------------------------------------------------
Delaware                              O919                  667
------------------------------------------------------------------------
Erie                                OR 342                  614
------------------------------------------------------------------------
Fayette                               OR 9                  260
------------------------------------------------------------------------
Franklin                                 -                    -
------------------------------------------------------------------------
Geauga                                1112                  697
------------------------------------------------------------------------
Greene                                1103                  545
------------------------------------------------------------------------
Harrison                                41                  224
------------------------------------------------------------------------
Holmes                                 242                  226
------------------------------------------------------------------------
Huron                                  535                  477
------------------------------------------------------------------------
Jefferson                           OR 237                  641
------------------------------------------------------------------------
Knox                                   525                 1004
------------------------------------------------------------------------
Lake                                     -                    -
------------------------------------------------------------------------
Lorain                            ILM#1231
------------------------------------------------------------------------
Madison                            OR 0056                 1159
------------------------------------------------------------------------
Mahoning                           OR 3300                   98
------------------------------------------------------------------------
Marion                              OR 361                  732
------------------------------------------------------------------------
Medina                             OR 1287                  780
------------------------------------------------------------------------
Monroe                               OR 33                  217
------------------------------------------------------------------------
Morrow                                 336                  846
------------------------------------------------------------------------
Noble                                OR 35                    1
------------------------------------------------------------------------
Ottawa                                 510                  503
------------------------------------------------------------------------
Portage                            OR 0212                  938
------------------------------------------------------------------------
Richland                               520                  605
------------------------------------------------------------------------
Sandusky                               514                  347
------------------------------------------------------------------------



                                 RECORDING DATA
           OHIO EDISON COMPANY -- MORTGAGE AND SUPPLEMENTAL INDENTURES

               State/County                  SIXTY-EIGHTH
                                             JUNE 1, 1997
                                             ------------

                                        VOL.                 PAGE
                                        ----                 ----

Seneca                                  547                  432
-----------------------------------------------------------------
Stark                                     -                    -
-----------------------------------------------------------------
Summit                                    -                    -
-----------------------------------------------------------------
Trumbull                            OR 1133                  898
-----------------------------------------------------------------
Tuscarawas                              799                   76
-----------------------------------------------------------------
Union                                 OR 84                  705
-----------------------------------------------------------------
Wayne                                    84                  729
-----------------------------------------------------------------
Wyandot                                 224                  199
-----------------------------------------------------------------

-----------------------------------------------------------------
WEST VIRGINIA:
-----------------------------------------------------------------
Hancock                             T/D 352                  253
-----------------------------------------------------------------
Marshall                            D/T 570                    1
-----------------------------------------------------------------

PENNSYLVANIA:
-----------------------------------------------------------------
Beaver                             MBV 1496                  185
-----------------------------------------------------------------
Lawrence                            BK 1361                  397
-----------------------------------------------------------------
Mercer                                 O239                 O891
-----------------------------------------------------------------


                                                                       EXHIBIT B


                 All of the (i) electric generating plants and stations, (ii) electric substations, (iii) electric transmission lines, (iv) electric distribution systems, (v) shops, yards, buildings, warehouses, centers and labs, and (vi) communication equipment listed below, and the machinery, equipment and fixtures constituting the same, including, but not by way of limitation of clauses (b) through (g) inclusive of "GRANTING CLAUSE FIRST" of the General Mortgage Indenture and Deed of Trust dated as of January 1, 1998 to which this Exhibit B is attached, the interest of the Company in any and all land or interests in land upon, over or under which any of the such property is located, such property being situated in Ashland, Ashtabula, Belmont, Carroll, Champaign, Clark, Columbiana, Crawford, Cuyahoga, Delaware, Eire, Fayette, Franklin, Geauga, Greene, Harrison, Holmes, Huron, Jefferson, Knox, Lake, Lorain, Madison, Mahoning, Marion, Medina, Monroe, Morrow, Noble, Ottawa, Portage, Richland, Sandusky, Seneca, Stark, Summit, Trumbull, Tuscarawas, Union, Wayne or Wyandot Counties in the State of Ohio; Hancock or Marshall Counties in the State of West Virginia; or Beaver, Lawrence or Mercer Counties in the State of Pennsylvania:

====================================================================================================================================
A. ELECTRIC GENERATING PLANTS AND STATIONS
   ---------------------------------------
====================================================================================================================================
   Beaver Valley Nuclear            Route 168                           Shippingport               Beaver County              Pa.
   Generating Station
   D B Mansfield Steam              Route 168                           Shippingport               Beaver County              Pa.
   Electric Generating
   Station
   R E Burger Peaking               57246 Ferry Landing Rd.             Shadyside                  Belmont County             Ohio
   Units
   R E Burger Steam                 57246 Ferry Landing Rd.             Shadyside                  Belmont County             Ohio
   Electric Generating
   Station
   Land Mad River Peaker            2341 W. National Rd.                Springfield                Clark County               Ohio
                                    Rt. 40
   Mad River Peaking                2341 W. National Rd.                Springfield                Clark County               Ohio
   Units                            Rt. 40
   W H Sammis Peaking               Route 7                             Stratton                   Jefferson County           Ohio
   Units
   W H Sammis Steam                 Route 7                             Stratton                   Jefferson County           Ohio
   Electric Generating
   Station
   Perry Nuclear                    10 Center Rd.                       N. Perry                   Lake County                Ohio
   Generating Station
   New Castle Peaking               Route 168                           West Pittsburgh            Lawrence County            Pa.
   Units
   Edgewater Peaking                200 Oberlin Ave.                    Lorain                     Lorain County              Ohio
   Units
   Edgewater Steam                  200 Oberlin Ave.                    Lorain                     Lorain County              Ohio
   Electric Generating
   Station
   West Lorain Peaking              7101 West Erie Ave.                 Lorain                     Lorain County              Ohio
   Units
   Niles Peaking Units              1047 Belmont Ave.                   Niles                      Trumbull County            Ohio
   Niles Steam Electric             1047 Belmont Ave.                   Niles                      Trumbull County            Ohio
   Generating Station
====================================================================================================================================

====================================================================================================================================
B.  ELECTRIC SUBSTATIONS
====================================================================================================================================
    Brookside Substation              1239 Middle Rowsburg Rd.              Ashland                Ashland County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Claremont Substation              737 Broad St.                         Ashland                Ashland County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Dell Substation                   200 Delafield Ave.                    Ashland                Ashland County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Fairview Substation               R.D.#4                                Ashland                Ashland County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Flexi Substation                  Campbell St.                          Loudonville            Ashland County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Hale Substation                   End of Hale Ave.                      Ashland                Ashland County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Jerome Substation                 1180 S.R. 89                          Jeromesville           Ashland County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Mohican Substation                Honeycreek Rd. at County              Loudonville            Ashland County             Ohio
                                      Rd. 75
------------------------------------------------------------------------------------------------------------------------------------
    Orange Substation                 34 E. 8th St.                         Ashland                Ashland County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Perrysville Substation            1/2 Mile North on Corner              Green Twp.             Ashland County             Ohio
                                      of Rt. 39 & Rt. 95
------------------------------------------------------------------------------------------------------------------------------------
    Polk Substation                   542 U.S. 42                           Ashland                Ashland County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Andover Substation                Stanhope-Kelloggsville                Andover                Ashtabula County           Ohio
                                      Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Beaver Valley                     Route 168                             Shippingport           Beaver County              Pa.
------------------------------------------------------------------------------------------------------------------------------------
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    D B Mansfield                     Route 168                             Shippingport           Beaver County              Pa.
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    R E Burger Substation             57246 Ferry Landing Rd.               Shadyside              Belmont County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Broadview Transmission            1490 Willow Rd.                       Moorfield Twp          Clark County               Ohio
    Switching Station
------------------------------------------------------------------------------------------------------------------------------------
    Clark Substation                  2651 W. National Rd.                  Springfield            Clark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Columbus Road                     Columbus Rd.                          Springfield            Clark County               Ohio
    Substation                                                              Twp.
------------------------------------------------------------------------------------------------------------------------------------
    East Springfield                  Alta & Old Columbus Rds.              Springfield            Clark County               Ohio
    Transmission
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Eastside Substation               U.S. Rt. 40                           Springfield            Clark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Elmwood Substation                Van Buren Ave.                        Springfield            Clark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Enon Substation                   Broadway & Fowler Rds.                Enon                   Clark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Ferncliffe Substation             Second St.                            Springfield            Clark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Freeman Substation                1051 McKinley Ave.                    Springfield            Clark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Glenwood Substation               E. Glenwood Ave.                      Springfield            Clark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Leffels Lane                      Leffels Lane & Old                    Springfield            Clark County               Ohio
    Substation                        Clifton Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Limestone Substation              133 E. Monroe St                      Springfield            Clark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Mad River Substation              W. Main St., U.S. 40                  Springfield            Clark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Medway Substation                 Corner of Lower Valley                Bethel Twp.            Clark County               Ohio
                                      Pike & Union Rds.
------------------------------------------------------------------------------------------------------------------------------------
    Moorefield Substation             Moorefield Rd.                        Moorefield Twp.        Clark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Navistar Substation               U.S. 68                               Moorefield Twp.        Clark County               Ohio

                                                         Ohio Edison Company

        Site                                  Address                         City                     County                 State
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
B.  ELECTRIC SUBSTATIONS
------------------------------------------------------------------------------------------------------------------------------------
    North Hampton                     3500 Spence Rd.                       Pike Twp.              Clark County               Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Plattsburg Substation             S.R. 54                               Harmony Twp.           Clark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Ridgewood Substation              1702 N. Limestone Rd.                 Springfield            Clark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Rockaway Substation               Rockway St.                           Springfield            Clark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Springfield Waterworks            Corner of Mallard Rd. &               Springfield            Clark County               Ohio
    Substation                        Loamshire Dr.
------------------------------------------------------------------------------------------------------------------------------------
    Titus Substation                  Titus Rd.                             Springfield            Clark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Valley Substation                 1475 Upper Valley Pike                Springfield            Clark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Villa Substation                  Villa Rd.                             Moorefield Twp.        Clark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Western Avenue                    902 W. Rose St.                       Springfield            Clark County               Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Columbiana Substation             122 Pittsburgh St.                    Columbiana             Columbiana                 Ohio
                                                                                                   County
------------------------------------------------------------------------------------------------------------------------------------
    Fairfield Substation              Corner S.R. 7 & Wood St.              Fairfield              Columbiana                 Ohio
                                                                            Twp.                   County
------------------------------------------------------------------------------------------------------------------------------------
    Freshmark Substation              Lincoln Ave. South of                 Salem                  Columbiana                 Ohio
                                      Snyder Rd.                                                   County
------------------------------------------------------------------------------------------------------------------------------------
    Knox Substation                   6219 Knox-School Rd.                  Alliance               Columbiana                 Ohio
                                                                                                   County
------------------------------------------------------------------------------------------------------------------------------------
    Leetonia Substation               Mill St. near Pearl St.               Leetonia               Columbiana                 Ohio
                                                                                                   County
------------------------------------------------------------------------------------------------------------------------------------
    Lisbon Substation                 E. High St. & Prichard                Lisbon                 Columbiana                 Ohio
                                      Ave.                                                         County
------------------------------------------------------------------------------------------------------------------------------------
    Lynchburg Substation              Corner of Benton St. &                Lynchburg              Columbiana                 Ohio
                                      Madison St.                                                  County
------------------------------------------------------------------------------------------------------------------------------------
    Negley Substation                 51163 S.R. 154                        Negley                 Columbiana                 Ohio
                                                                                                   County
------------------------------------------------------------------------------------------------------------------------------------
    Pidgeon Distribution              815 E. Pidgeon Rd.                    Perry Twp.             Columbiana                 Ohio
    Substation                                                                                     County
------------------------------------------------------------------------------------------------------------------------------------
    Salem Substation                  982 S. Ellsworth Ave.                 Salem                  Columbiana                 Ohio
                                                                                                   County
------------------------------------------------------------------------------------------------------------------------------------
    Westville Substation              U.S. Rt. 62                           Knox Twp.              Columbiana                 Ohio
                                                                                                   County
------------------------------------------------------------------------------------------------------------------------------------
    Zane Substation                   Taggart St.                           East                   Columbiana                 Ohio
                                                                            Palestine              County
------------------------------------------------------------------------------------------------------------------------------------
    Crestline Substation              319 Lincoln Ave.                      Crestline              Crawford County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Bellepoint Substation             4544 S.R. 257                         Ostrander              Delaware County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Delaware Substation               County Highway 9                      Delaware               Delaware County            Ohio
    Columbus & Southern
    Elec.
------------------------------------------------------------------------------------------------------------------------------------
    Radnor Substation                 Radnor-Ashley Rd.                     Radnor Twp.            Delaware County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Scioto Lime and Stone             County Rd.                            Klondike               Delaware County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Tangy Substation                  Bunty Station Rd.                     Delaware               Delaware County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Avery Substation                  805 W. Mason Rd.                      Sandusky               Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Axtel Substation                  14719 Kneisel Rd.                     Vermilion              Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Bay Substation                    121 McDonough St.                     Sandusky               Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Big Island Substation             E. First St.                          Sandusky               Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Bogart Substation                 Camp Rd.                              Bay                    Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Castalia Substation               Depot St. at Rt. 269                  Sandusky               Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Cedar Point Substation            First St.                             Sandusky               Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Covert Substation                 Parish St.                            Sandusky               Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Du Pont Switching                                                       Huron Twp.             Erie County                Ohio
    Station
------------------------------------------------------------------------------------------------------------------------------------
    Greenfield Substation             1820 W. Perkins Ave.                  Sandusky               Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Huron Substation                  S.R. 6 & S.R. 2                       Huron Twp.             Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Nasa (Plumbrook)                  Pentolite Rd.                         Sandusky               Erie County                Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Pike Substation                   11200 Kelly Rd.                       Sandusky               Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Quarry Substation                 1620 E. Bogart Rd.                    Sandusky               Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Shinrock Substation               10405 St. Rt. 61                      Berlin Hts.            Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Sloane Substation                 Sloane & Monroe St.                   Sandusky               Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Wilcox Substation                 Franklin & Water St.                  Sandusky               Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Wilmer Substation                 Strubs & Campbell                     Perkins Twp.           Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Parkman Substation                U.S. 422 1 mile S.E. of               Parkman Twp.           Geauga County              Ohio
                                      S.R. 88

                                                         Ohio Edison Company

        Site                                  Address                         City                     County                 State
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
B.  ELECTRIC SUBSTATIONS
------------------------------------------------------------------------------------------------------------------------------------
    Greens Substation                                                       Beaver Creek Twp.      Greene County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Rona Substation                   Armstrong Rd.                         Fairborn               Greene County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Adams Substation                  Adams St.                             Norwalk                Huron County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Bellevue Substation               500 Goodrich Rd.                      Bellevue               Huron County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Carriage Switching                3626 Halfway Rd.                      Norwalk                Huron County               Ohio
    Station
------------------------------------------------------------------------------------------------------------------------------------
    Hanville Substation               909 New State Rd.                     N. Fairfield           Huron County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Harkness Substation               Harkness St.                          Bellevue               Huron County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Lyme Substation                   4106 Sand Hill Rd.                    Lyme Twp.              Huron County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Sauer Substation                  N. West St.                           Norwalk                Huron County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Wakeman Substation                4502 Butler Rd.                       Wakeman Twp.           Huron county               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Wells Corners                     Milliman Rd.                          Norwalk Twp.           Huron County               Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    W H Sammis Substation             Rt. 7                                 Stratton               Jefferson County           Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Perry Substation                  10 Center Rd.                         N. Perry               Lake County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    New Castle Substation             Rt. 168                               W. Pittsburgh          Lawrence County            Pa.
------------------------------------------------------------------------------------------------------------------------------------
    Abbe Substation                   350 Abbe Rd.                          Elyria                 Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Baumhart Substation               315 Mellon Dr.                        Brownhelm Twp.         Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Beaver Substation                 7101 W. Erie Ave.                     Lorain                 Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Capel Substation                  1590 S. Avon-Beldon Rd.               Grafton                Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Carlisle Substation               39500 Banks Rd.                       Grafton                Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Columbia Substation               25710 Royalton Rd.                    Columbia               Lorain County              Ohio
                                                                            Station
------------------------------------------------------------------------------------------------------------------------------------
    Edgewater Substation              200 Oberlin Ave.                      Lorain                 Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Ely Substation                    2045 West Ave.                        Elyria                 Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Ford Motor Substation             Corner S.R. 2 & Baumhart              Lorain                 Lorain County              Ohio
                                      Rd.
------------------------------------------------------------------------------------------------------------------------------------
    French Creek                                                            Wellington             Lorain County              Ohio
    Substation                                                              Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Gates Substation                  1400 Lowell St.                       Elyria                 Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    General Motors                    Perkins Ave.                          Sandusky               Lorain County              Ohio
    Substation (New
    Departure)
------------------------------------------------------------------------------------------------------------------------------------
    J B Johnson Substation            555 Griswold Rd.                      Elyria                 Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Lagrange Substation               Corner of W. Erie Ave. &              LaGrange               Lorain County              Ohio
                                      Leavitt Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Lehigh Avenue                     1443 G St.                            Lorain                 Lorain County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Mill Substation                   33655 Center Ridge Rd.                N. Ridgeville          Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Murray Substation                 42390 Griswold Rd.                    Elyria                 Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Nordsen Substation                Jackson St.                           Amherst                Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    North Ridge Substation            Elyria Ave.                           Elyria Twp.            Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Oakwood Substation                Corner of E. 36th St. &               Lorain                 Lorain County              Ohio
                                      Clinton Ave.
------------------------------------------------------------------------------------------------------------------------------------
    Oberlin Muni                      46900 Butternut Ridge                 Oberlin                Lorain County              Ohio
    Substation                        Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Port Substation                   200 Oberlin Ave.                      Lorain                 Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Redman Substation                 199 Huron St.                         Elyria                 Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Shawville Substation              36440 Sugar Ridge Rd. W.              N. Ridgeville          Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Sheffield Substation              Corner of Idlewood St. &              Sheffield              Lorain County              Ohio
                                      Hull Ave.
------------------------------------------------------------------------------------------------------------------------------------
    South Amherst                     Pyle South Amherst Rd.                Amherst Twp.           Lorain County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Spring Valley                     771 Abbe Rd. N.                       Elyria                 Lorain County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Thirty-Sixth Street               36th St.                              Lorain                 Lorain County              Ohio
    Distribution
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Twenty-First Street               21st St.                              Lorain                 Lorain County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Vincent Substation                Grove Ave.                            Sheffield              Lorain County              Ohio
                                                                            Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Vine Street Switching             USX Bldg. - Vine St.                  Amherst                Lorain County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Washington Substation             13th St.                              Lorain                 Lorain County              Ohio

                                                         Ohio Edison Company

        Site                                  Address                         City                     County                 State
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
B.  ELECTRIC SUBSTATIONS
------------------------------------------------------------------------------------------------------------------------------------
    Wellington Substation             23860 Hawley St.                      Wellington             Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    West Lorain Substation            7101 W. Erie Ave.                     Lorain                 Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Willow Creek                      2391 Meister Rd.                      Lorain                 Lorain County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Winckles Substation               201 Winckles St.                      Elyria                 Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Woodford Avenue                   165 Woodford Ave.                     Elyria                 Lorain County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Big Plain Substation              7120 Hume Lever Rd.                   Big Plain              Madison County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Derby Substation                  297 West Ave,                         Plain City             Madison County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Deer Substation                   376 E. High St.                       London                 Madison County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Lafayette Substation              3403 U.S. Rt. 29 N.E.                 Lafayette              Madison County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    London Substation                 140 Chrisman Ave.                     London                 Madison County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Bancroft Substation               2059 Bancroft Ave.                    Youngstown             Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Belle Vista Substation            819 Belle Vista Ave.                  Youngstown             Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Bellmont Substation               210 Belmont Ave.                      Youngstown             Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Berlin Center                     8146 Pricetown Rd.                    Berlin Center          Mahoning County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Bluebell Substation               13725 Oyster Rd.                      Alliance               Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Boardman Substation               6409 Southern Blvd.                   Boardman               Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Campbell Substation               82 Penhale Ave.                       Campbell               Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Canfield Substation               300 Fair St.                          Canfield               Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Center Street                     2313 Shirley Rd.                      Youngstown             Mahoning County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Clifton Substation                4910 Southern Blvd.                   Youngstown             Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Coitsville Substation             150 Coitsville-Hubbard                Youngstown             Mahoning County            Ohio
                                      Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Commerce Distribution             12475 Commissioner Dr.                N. Jackson             Mahoning County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Cornersburg Substation            2960 Canfield Rd.                     Youngstown             Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Crum Substation                   Crum Rd.                              Austintown             Mahoning County            Ohio
                                                                            Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Dobbins Substation                4465 Dobbins Rd.                      Poland                 Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Ellsworth Substation              Rt. 45                                Ellsworth              Mahoning County            Ohio
                                                                            Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Emerson Substation                Emerson St.                           Youngstown             Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Front Street                      115 S. Champion St.                   Youngstown             Mahoning County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Gibson Substation                 725 Mable St.                         Youngstown             Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Greenford Substation              11990 Beaver Creek-                   Greenford              Mahoning County            Ohio
                                      Greenford Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Hitchcock Substation              610 Boardman-Canfield                 Boardman               Mahoning County            Ohio
                                      Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Indianola Substation              187 W. Indianola Ave.                 Youngstown             Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Kimberly Substation               Between Norquest Rd. &                Austintown             Mahoning County            Ohio
                                      Rt. 18
------------------------------------------------------------------------------------------------------------------------------------
    Lincoln Park                      2700 Oak St.                          Youngstown             Mahoning County            Ohio
    Transmission
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Logan Substation                  2031 Logan Ave.                       Youngstown             Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Lowellville Substation            6751 Lowellville Rd.                  Poland Twp.            Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Mcguffey Substation               Woodcrest Ave.                        Youngstown             Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Meridian Substation               Connecticut Ave.                      Austintown             Mahoning County            Ohio
                                                                            Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Milton Lake Substation            Rt. 18 - 1&1/2 miles W.               Milton Lake            Mahoning County            Ohio
                                      of Milton Lake
------------------------------------------------------------------------------------------------------------------------------------
    Nevada Avenue                     7801 Southern Blvd.                   Youngstown             Mahoning County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    North Lima Substation             11519 N. Lima-Youngstown              N. Lima                Mahoning County            Ohio
                                      Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Oak Hill Substation               1004 Oak Hill Ave.                    Youngstown             Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Petersburg Substation             Corner St. Rt. 617 &                  Springfield            Mahoning County            Ohio
                                      Unity Rd.                             Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Poland Substation                 635 Pittsburgh Rd.                    Poland                 Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Powersway Substation              2325 Powersway Rd.                    Youngstown             Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Riverbend Substation              127-1/2 West Ave.                     Youngstown             Mahoning County            Ohio

                                                         Ohio Edison Company

        Site                                  Address                         City                     County                 State
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
B.  ELECTRIC SUBSTATIONS
------------------------------------------------------------------------------------------------------------------------------------
    Sebring Substation                Corner of Georgia Ave. &              Sebring                Mahoning County            Ohio
                                      16th St.
------------------------------------------------------------------------------------------------------------------------------------
    Stop 22 Substation                1259 Jacobs Rd.                       Youngstown             Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    U S Steel Corp                    Salt Springs Rd. &                    Youngstown             Mahoning County            Ohio
    Switching Station                 Waverly Rd.
------------------------------------------------------------------------------------------------------------------------------------
    West Austintown                   Turner Rd. & Lake Ave.                West                   Mahoning County            Ohio
    Substation                                                              Austintown
------------------------------------------------------------------------------------------------------------------------------------
    Western Reserve Care              Corner of Oak Hill Ave.               Youngstown             Mahoning County            Ohio
    System South Side                 & Ridge St
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Wickliffe Substation              South 3710 Mahoning Av.               Youngstown             Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Wirt Street Substation            Wirt St. near Belmont                 Youngstown             Mahoning County            Ohio
                                      Ave.
------------------------------------------------------------------------------------------------------------------------------------
    Wood Street Substation            354 East Wood St.                     Youngstown             Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Youngstown Sheet And              Rt. 422 & Mahoning River              Girard                 Mahoning County            Ohio
    Tube Company
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Zedaker Substation                Zedaker St.                           Youngstown             Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Bexley Avenue                     Bexley Rd.                            Marion                 Marion County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Central Substation                N. High St                            Marion                 Marion County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Crissinger Substation             1734 Crissinger Rd.                   Marion                 Marion County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    George Street                     Corner of George St. &                Marion                 Marion County              Ohio
    Substation                        Jefferson St.
------------------------------------------------------------------------------------------------------------------------------------
    Leader Street                     Leader St.                            Marion                 Marion County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Mound Street                      Corner of Mound St. &                 Marion                 Marion County              Ohio
    Substation                        Columbia St.
------------------------------------------------------------------------------------------------------------------------------------
    Ordinance Substation              Likens Rd.                            Claridon Twp.          Marion County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Park Substation                   Corner of Crescent Hts.               Marion                 Marion county              Ohio
                                      Rd. & Barks Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Prairie Substation                Corner of Morral                      Grand Prairie          Marion County              Ohio
                                      Kirkpatrick Rd. & Powell              Twp.
                                      Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Rayls Substation                  St. Rt. 203                           Green Camp             Marion County              Ohio
                                                                            Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Roberts Substation                Corner of Fountain Rd. &              Marion                 Marion County              Ohio
                                      Fairground Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Acme Hill Substation              9466 Daniels Rd.                      Medina                 Medina County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Brunswick Substation              1375 Substation Rd.                   Brunswick              Medina County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Granger Substation                4362 Ridge Rd., Route 94              Medina                 Medina County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Medina Substation                 416 S. Broadway St.                   Medina                 Medina County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Ryan Substation                   S. Court St.                          Medina                 Medina County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Seville Substation                5501 Greenwich Rd.                    Seville                Medina County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Star Substation                   9681 Silver Creek Rd.                 Wadsworth              Medina County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Stoney Substation                 2424 Laurel Rd.                       Hinckley               Medina County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    System Control Center             9681 Silver Creek Rd.                 Wadsworth              Medina County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    West Medina Substation            133 N. State Rd.                      Medina                 Medina County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Bingham Road                      Bingham Rd.                           Gilead Twp.            Morrow County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Galion Substation                 Hunter Rd. - 2 Miles S.               Galion                 Morrow County              Ohio
                                      of Galion
------------------------------------------------------------------------------------------------------------------------------------
    Schaal Substation                 Waldo-Fulton-                         Westerville            Morrow County              Ohio
                                      Chesterville Rd.                      Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Stevens Substation                Corner of N. Bloomfield               N. Bloomfield          Morrow County              Ohio
                                      Twp. Rd. & County Line                Twp.
                                      Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Catawba Island                    3066 N.W. Catawba Rd.                 Port Clinton           Ottawa County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Gordon Substation                 St. Rt. 163                           Port Clinton           Ottawa County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Lakeview Substation               1806 E. Perry St.                     Port Clinton           Ottawa County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Pomona Distribution               Clinton East Rd.                      Chatam Twp.            Ottawa County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Pomona Transmission               Danbury North Rd.                     Chatam Twp.            Ottawa County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Wonnel Substation                 Wonnell Rd.                           Port Clinton           Ottawa County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Akron City Lake                   Diagonal Rd.                          Kent                   Portage County             Ohio
    Rockwell Substation
------------------------------------------------------------------------------------------------------------------------------------
    Aurora Substation,                110 Aurora-Hudson Rd.                 Akron                  Portage County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Brady Substation                  5954 Rhodes Ave.                      Kent                   Portage County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Brimfield Substation              4670 Sherman Rd.                      Kent                   Portage County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Campbellsport                     5125 Campbellsport St.                New Milford            Portage County             Ohio
    Substation

                                                         Ohio Edison Company

        Site                                  Address                         City                     County                 State
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
B.  ELECTRIC SUBSTATIONS
------------------------------------------------------------------------------------------------------------------------------------
    East Kent Substation              1462 Summit St. Ext. and              Kent                   Portage County             Ohio
                                      Morris Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Freedom Substation                S.R. 700                              Freedom Twp.           Portage County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Garrettsville                     10594 Brosius Rd.                     Garrettsville          Portage County             Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Hanna Substation                  4650 Sandy Lake Rd.                   Ravenna                Portage County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Hartville Substation              515 E. Maple St.                      Hartville              Portage County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Hiram Substation                  Wakefield Rd.                         Hiram Village          Portage County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Kent Substation                   1010 W. Main St.                      Kent                   Portage County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Ledges Switching                  S.R. #305                             Nelson Twp.            Portage County             Ohio
    Station
------------------------------------------------------------------------------------------------------------------------------------
    Mantua Substation                 43M Mennonite Church-                 Mantua                 Portage County             Ohio
                                      Mantua Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Page Distribution                 1430 Frost Rd.                        Streetsboro            Portage County             Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Prospect Substation               5159 S. Prospect St.                  Rootstown              Portage County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Randolph Substation               1206 Industry Rd.                     Atwater                Portage County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Ravenna Substation                419 Mill Rd.                          Ravenna                Portage County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Streetsboro Substation            1260 Kennedy Rd.                      Streetsboro            Portage County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Sumner Substation                 6830 Lovers Lane Ave.                 Ravenna                Portage County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Treat Substation                  95 Treat Rd.                          Akron                  Portage County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    West Ravenna                      5566 Fox-Powder Rd.                   Kent                   Portage County             Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Windham Substation                St. Rt. 303 at Portage-               Windham Twp.           Portage County             Ohio
                                      Trumbull County Line
------------------------------------------------------------------------------------------------------------------------------------
    Alta Distribution                 Marion Rd.                            Madison Twp.           Richland County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Bowman Substation                 152 Longview Ave.                     Mansfield              Richland County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Cline Avenue                      162 Cline Ave.                        Mansfield              Richland County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Cook Substation                   45 Logan Rd.                          Mansfield              Richland County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Fifth Street                      156 Fifth St.                         Mansfield              Richland County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    First Avenue                      254 First Ave.                        Mansfield              Richland County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Jefferson Substation              S.R. 13 at Bangorville                Bellville              Richland County            Ohio
                                      East Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Leaside Substation                467 N. Horning Rd.                    Crestline              Richland County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Linden Substation                 302 Muth Rd.                          Mansfield              Richland County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Longview Transmission             S.R. 545 South of U.S.                Mansfield              Richland County            Ohio
    Substation                        Rt. 30
------------------------------------------------------------------------------------------------------------------------------------
    Longview-Roberts                  N. Bowman St.                         Madison Twp.           Richland County            Ohio
    Switching Station No 1
    (Empire)
------------------------------------------------------------------------------------------------------------------------------------
    Longview-Roberts                  U.S. 30 N. between                    Ontario                Richland County            Ohio
    Switching Station No 2            Springmill Rd. & Beer
    (GM)                              Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Madison Substation                1275 Evergreen Rd.                    Mansfield              Richland County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    McElroy Substation                646 McElroy Rd.                       Mansfield              Richland County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Olivesburg Road                   R.D. #2 (Olivesburg Rd.)              Mansfield              Richland County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Ontario Substation                U.S. 30, West of                      Mansfield              Richland County            Ohio
                                      Lexington-Springmill Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Shenandoah Substation             St. Rt. 13, South of Rt.              Shenandoah             Richland County            Ohio
                                      603
------------------------------------------------------------------------------------------------------------------------------------
    Sixth Street                      259 W. Sixth St.                      Mansfield              Richland County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Trimble Road                      Corner Trimble Rd. &                  Mansfield              Richland County            Ohio
    Substation                        Vista St.
------------------------------------------------------------------------------------------------------------------------------------
    Flat Rock Substation              Thompson Twp. Rd.                     Thompson Twp.          Seneca County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Beechwood Substation              Easton St.                            Washington             Stark County               Ohio
                                      Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Brewster Substation               E. of Norfolk & Western               Brewster               Stark County               Ohio
                                      Rd. off S.R, 93
------------------------------------------------------------------------------------------------------------------------------------
    Carmont Substation                Carmont Ave. between                  Massillon              Stark County               Ohio
                                      Rondak St & Oberlin Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Charity Rotch                     Corner of Amherst Ave. &              Massillon              Stark County               Ohio
    Substation                        Lake Ave.
------------------------------------------------------------------------------------------------------------------------------------
    City Substation                   Corner of Freedom St.,                Alliance               Stark County               Ohio
                                      Bond St. & Patterson St.
------------------------------------------------------------------------------------------------------------------------------------
    Cloverdale Substation             1255 Albrecht Ave. S.W.               Massillon              Stark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Crossroads Substation             Pidgeon Run Ave. between              Sugar Creek            Stark County               Ohio
                                      Poorman Rd. & Elton Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Dale Substation                   7181 Arlington Ave. N.W.              Massillon              Stark County               Ohio

                                                         Ohio Edison Company

        Site                                  Address                         City                     County                 State
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
B.  ELECTRIC SUBSTATIONS
------------------------------------------------------------------------------------------------------------------------------------
    Dublin Substation                 Corner of Kenyon Rd. &                Tuscarawas             Stark County               Ohio
                                      Wooster Rd.                           Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Fairmont Substation               Georgetown St., 1/4 Mile              Washington             Stark County               Ohio
                                      E. of S.R. 183                        Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Fleming Foods                     4676 Erie Ave. S.W.                   Navarre                Stark County               Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Gaskill Substation                122 W. Gaskill St.                    Alliance               Stark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Greentown Substation              3475 Cain Rd.                         N. Canton              Stark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Jackson Lane                      1516 Jackson Ave. N.W.                Massillon              Stark County               Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Lexington Substation              Rockhill Ave. N. of                   Lexington              Stark County               Ohio
                                      Commerce St.                          Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Navarre Substation                Corner of 4th St. & Main              Navarre                Stark County               Ohio
                                      St,
------------------------------------------------------------------------------------------------------------------------------------
    Richville Substation              6770 Richville Rd.                    Massillon              Stark county               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Rockhill Substation               Rockhill Ave.                         Alliance               Stark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Southeast Substation              Corner of South St. &                 Alliance               Stark County               Ohio
                                      Webb Ave.
------------------------------------------------------------------------------------------------------------------------------------
    Strobel Substation                Corner of Revere St. &                Jackson Twp.           Stark County               Ohio
                                      Beatty St.
------------------------------------------------------------------------------------------------------------------------------------
    Tiger Substation                  1710 Tremont Ave.                     Massillon              Stark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Tremont Substation                Tremont Ave. S.W., W. of              Massillon              Stark County               Ohio
                                      17th St.
------------------------------------------------------------------------------------------------------------------------------------
    Warwick Substation                Corner of Warwick St. &               Massillon              Stark County               Ohio
                                      Vine St.
------------------------------------------------------------------------------------------------------------------------------------
    West Substation                   500 N. Parkhill Rd.                   Alliance               Stark County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Aetna Substation                  115 Aetna St.                         Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Annadale Substation               228 Annadale Ave.                     Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Arlington Substation              1050 River St.                        Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Babb Substation                   900 Cuyahoga St.                      Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Barberton Substation              248 Eighth St.                        Barberton              Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Beech Street                      40 Beech St.                          Akron                  Summit County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Brittain Substation               Corner of General St. &               Akron                  Summit County              Ohio
                                      Market St.
------------------------------------------------------------------------------------------------------------------------------------
    Camp Street Substation            19 Camp St.                           Barberton              Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Carroll Street                    174 Carroll St.                       Akron                  Summit County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Case Substation                   2111 Case Pkwy., South                Twinsburg              Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Chamberlin Substation             8530 Chamberlin Rd.                   Twinsburg              Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Children's Hospital               One Perkins Square                    Akron                  Summit county              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Chittenden Corners                6089 Akron-Cleveland Rd.              Boston Hts.            Summit County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Clinton Substation                7345 Kepler Rd.                       Canal Fulton           Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Copley Substation                 3769 Copley Rd.                       Copley                 Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Coventry Substation               1219 Coventry Rd.                     Barberton              Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Darrow Substation                 5325 Darrow Rd.                       Hudson                 Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    East Akron Substation             91 Fremont Ave.                       Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Edgerton Substation               321 Edgerton Court                    Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Evans Distribution                1135 Evans Rd.                        Akron                  Summit County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Fairlawn Switching                116 Frank Blvd.                       Akron                  Summit County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Firestone Substation              1200 Firestone Pkwy.                  Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Geauga Substation                 10274 Liberty Rd.                     Twinsburg              Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Gilchrist Substation              3275 Gilchrist Rd                     Mogadore               Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Gorge Substation                  715 E. Cuyahoga Falls                 Akron                  Summit County              Ohio
                                      Ave.
------------------------------------------------------------------------------------------------------------------------------------
    Grove Avenue                      519 Grove Ave.                        Cuyahoga               Summit County              Ohio
    Substation                                                              Falls
------------------------------------------------------------------------------------------------------------------------------------
    High Street Substation            42 N. High St.                        Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Hills Substation                  7250 Boyden Rd.                       Northfield             Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Home Avenue Substation            599 Home Ave.                         Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Hunt Street Substation            989 Hunt St.                          Akron                  Summit County              Ohio

                                                         Ohio Edison Company

        Site                                  Address                         City                     County                 State
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
B.  ELECTRIC SUBSTATIONS
------------------------------------------------------------------------------------------------------------------------------------
    Ira Substation                    3480 Akron-Peninsula Rd.              Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Johnson's Corners                 150 31st St. N.W.                     Barberton              Summit County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Keeney Substation                 582 Columbia Ave.                     Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Kenmore Substation                460 Kenmore Blvd.                     Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Krumroy Substation                1235 Krumroy Rd.                      Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Lakemore Substation               Canton Rd.                            Springfield            Summit County              Ohio
                                                                            Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Macedonia Substation              421 Aurora Rd.                        Macedonia              Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Martin Avenue                     3470 Limestone Dr.                    Norton                 Summit County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Mcknights Substation              2800 Canfield Rd.                     Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Mogadore Substation               3700 Gilchrist Rd.                    Mogadore               Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Moore Substation                  3426 Cottage Grove Rd.                Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Morgan Avenue                     469 Morgan Ave.                       Akron                  Summit County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Nimisila Substation               5276 S. Main St. Ext.                 Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Noble Avenue                      890 Copley Rd.                        Akron                  Summit County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Ohio Bell Substation              Quaker St.                            Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Osage Substation                  2049 Hillsdale Terrace                Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Pine Substation                   Fairlawn Service Center               Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Portage Lakes                     3306 Manchester Rd.                   Akron                  Summit County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Quaker Oats Substation            Broadway St. just South               Akron                  Summit County              Ohio
                                      of Mill St.
------------------------------------------------------------------------------------------------------------------------------------
    Riverside Substation              715 E. Cuyahoga Falls                 Akron                  Summit County              Ohio
                                      Ave.
------------------------------------------------------------------------------------------------------------------------------------
    Saint Thomas Hospital             Howard St. in back of                 Akron                  Summit County              Ohio
    Substation                        Hospital
------------------------------------------------------------------------------------------------------------------------------------
    South Akron Substation            300 E. Waterloo Rd.                   Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Stoner Avenue                     1186 S. Hawkins Ave.                  Akron                  Summit County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Stow Substation                   1970 Graham Rd.                       Stow                   Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Sweitzer Substation               1205 Getz Ave.                        Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Tallmadge Substation              36 West Ave.                          Tallmadge              Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Terex Substation                  5325 Darrow Rd.                       Hudson                 Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Thornton Substation               741 W. Thorton St.                    Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Tusc Substation                   3838 Summit Rd.                       Norton                 Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Twinsburg Substation              8699 Hadden Rd.                       Twinsburg              Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Urban Substation                  230 Opportunity Parkway               Akron                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Water Street                      461 Water St.                         Akron                  Summit County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    West Akron Substation             345 N. Cleveland-                     Akron                  Summit County              Ohio
                                      Massillon Rd.
------------------------------------------------------------------------------------------------------------------------------------
    West Richfield                    4890 Hawkins Rd.                      Richfield              Summit County              Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Wyoga Substation                  466 E. Steels Corners                 Akron                  Summit County              Ohio
                                      Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Bloomfield Substation             Rt. 45. 1 mile S. of                  Bloomfield             Trumbull County            Ohio
                                      Bloomfield
------------------------------------------------------------------------------------------------------------------------------------
    Bridge Substation                 2550 Mahoning Ave. N.W.               LaBrae                 Trumbull County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Brier Hill Switching              Rt. 422 & Mahoning River              Girard                 Trumbull County            Ohio
    Station
------------------------------------------------------------------------------------------------------------------------------------
    Brookfield Substation             Warren Sharon Rd.                     Brookfield             Trumbull County            Ohio
                                                                            Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Burton Distribution               1430 Burton Ave. S.E.                 Warren                 Trumbull County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Chestnut substation               184 Chestnut Ave. N.E.                Warren                 Trumbull County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Churchill Substation              4551 Youngstown-                      Youngstown             Trumbull County            Ohio
                                      Kingsville Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Cortland Distribution             3514 Warren-Meadvllle                 Cortland               Trumbull County            Ohio
    Substation                        Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Dilworth Substation               Corners of 284 & 294                  Gustavus Twp.          Trumbull County            Ohio
                                      Township Rds.
------------------------------------------------------------------------------------------------------------------------------------
    Elm Substation                    2183 Hoagland-Blackstub               Lakeview               Trumbull County            Ohio
                                      Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Evergreen Substation              2401 S. Main St.                      Warren                 Trumbull County            Ohio

                                  Page 8 OF 16

                                                         Ohio Edison Company

        Site                                  Address                         City                     County                 State
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
B.  ELECTRIC SUBSTATIONS
------------------------------------------------------------------------------------------------------------------------------------
    Franklin Metering                                                       Warren Twp.            Trumbull County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Garden Substation                 6000 E. Market St.                    Warren                 Trumbull County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    General Motors                    Hallock-Young Rd.                     Lordstown              Trumbull County            Ohio
    Substation (Chevrolet
    Div.)
------------------------------------------------------------------------------------------------------------------------------------
    Girard Substation                 Off Broadway St. near                 Girard                 Trumbull County            Ohio
                                      High St.
------------------------------------------------------------------------------------------------------------------------------------
    Griswold Substation               Griswold St., E. of N.                Warren                 Trumbull County            Ohio
                                      Park Ave.
------------------------------------------------------------------------------------------------------------------------------------
    Harding Substation                McKinley St., S.W. of                 Warren                 Trumbull County            Ohio
                                      Cnr. of Woodland St. &
                                      John St.
------------------------------------------------------------------------------------------------------------------------------------
    Hartford Substation               Rt. 305-1/2 Mile West of              Hartford               Trumbull County            Ohio
                                      Hartford
------------------------------------------------------------------------------------------------------------------------------------
    Highland Substation               5575 Highland Ave.                    Lordstown              Trumbull County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Hilltop Substation                Corner of Ridge Ave. &                Warren                 Trumbull County            Ohio
                                      Youngstown Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Howell Industries                                                       Brookfield             Trumbull County            Ohio
    Substation                                                              Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Hubbard Substation                33 Erie St.                           Hubbard                Trumbull County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Ivanhoe Substation                149 Ivanhoe St.                       Warren                 Trumbull County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    J P Hults Substation              1358 Front St.                        Warren                 Trumbull County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Leavittsburg                      N. Leavittsburg Rd.                   Leavittsburg           Trumbull County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Livingston Substation             University St. East of                Warren                 Trumbull County            Ohio
                                      Clermont Ave.
------------------------------------------------------------------------------------------------------------------------------------
    Lowry Substation                  First St. N. of Main St.              Newton Falls           Trumbull County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Mahoningside                      1260 N. Tod Ave.                      Warren                 Trumbull County            Ohio
    Substation (New)
------------------------------------------------------------------------------------------------------------------------------------
    Maple Substation                  Corner of Maple & Austin              Warren                 Trumbull County            Ohio
                                      Ave.
------------------------------------------------------------------------------------------------------------------------------------
    Masury Substation                 1340 Standard Ave. S.E.               Masury                 Trumbull County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Mckinley Heights                  1758 Youngstown-Warren                McKinley Hts.          Trumbull County            Ohio
    Substation                        Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Meander Dam Switching             Old Town McDonald Rd.                 Weathersfield          Trumbull County            Ohio
    Substation                                                              Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Mineral Ridge                     Edwards St.                           Weathersfield          Trumbull County            Ohio
    Substation                                                              Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Mosier Substation                 Trumbull Hill Ave.                    Girard                 Trumbull County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Nelson Richards                   70 Ft. from County Rd.                Cortland               Trumbull County            Ohio
    Substation                        46 at Erie R.R.
------------------------------------------------------------------------------------------------------------------------------------
    Newton Falls                      3991 Warren-Ravenna Rd.               Newton Falls           Trumbull County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Niles Municipal                   S. Arlington Ave. &                   Niles                  Trumbull County            Ohio
    Substation                        Water St.
------------------------------------------------------------------------------------------------------------------------------------
    Niles Substation                  1047 Belmont Ave.                     Niles                  Trumbull County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Packard Substation                1265 N. River Rd.                     Warren                 Trumbull County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Republic Iron and                 S.R. 169                              Niles                  Trumbull County            Ohio
    Steel Company
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Salt Springs                      5020 Salt Springs Rd.                 Youngstown             Trumbull County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Southington Substation            Smith Nelson Rd. (Rt.                 Southington            Trumbull County            Ohio
                                      305)                                  Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Summit Substation                 Corner Summit St. & St.               Warren                 Trumbull County            Ohio
                                      Rt. #45
------------------------------------------------------------------------------------------------------------------------------------
    Tod Substation                    6924 Tod Ave.                         Lordstown              Trumbull County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Tyrell Substation                 Corner of King-Graves                 Fowler Twp.            Trumbull County            Ohio
                                      Rd. & Sodom Hutchings
                                      Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Vienna Distribution               4074 Warren-Sharon Rd.                Vienna                 Trumbull County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Western Reserve Care              500 Gypsy Lane                        Youngstown             Trumbull County            Ohio
    System North Side
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Western Reserve                   Thomas Rd.                            Howland Twp.           Trumbull County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Woodland Grove                    Johnson Plank Rd.                     Champion Hts.          Trumbull County            Ohio
    Substation
------------------------------------------------------------------------------------------------------------------------------------
    Richwood Substation               East Stone Rd.                        Clairbourne            Union County               Ohio
                                                                            Twp.
------------------------------------------------------------------------------------------------------------------------------------
    Creston Substation                Corner of Ely &                       Milton Twp.            Wayne County               Ohio
                                      Doylestown Rds.
------------------------------------------------------------------------------------------------------------------------------------
    Richwood Substation               County Rd. 7                          Baughman Twp.          Wayne County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Ross Distribution                 3020 N. Geyers-Chapel                 Wooster                Wayne County               Ohio
    Substation                        Rd.
------------------------------------------------------------------------------------------------------------------------------------
    Rittman Substation                238 Sterling Ave.                     Rittman                Wayne County               Ohio

====================================================================================================================================
C.      ELECTRIC TRANSMISSION LINES
------------------------------------------------------------------------------------------------------------------------------------
    Transmission Lines 23Kv Akron                                                              Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Transmission Lines 23Kv Lake Erie                                                          Various Counties              Ohio

                                                         Ohio Edison Company

        Site                                  Address                         City                     County                 State
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
B.  ELECTRIC SUBSTATIONS
------------------------------------------------------------------------------------------------------------------------------------
     Transmission Lines 23Kv Mansfield                                                          Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Transmission Lines 23Kv Stark                                                              Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Transmission Lines 23Kv Warren                                                             Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Transmission Lines 23Kv Youngstown                                                         Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Transmission Lines 34 5Kv Bay                                                              Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Transmission Lines 34 5Kv Mansfield                                                        Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Transmission Lines 34 5Kv Marion                                                           Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Beaver-Carlisle 345Kv Line                                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Carlisle-Star 345Kv Line                                                                   Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Avon-Beaver No 1 345Kv Line                                                                Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Beaver- Davis-Besse 345Kv Line                                                             Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Beaver Valley- Sammis 345Kv Line                                                           Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Chamberlin-Harding 345Kv                                                                   Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Chamberlin-Mansfield 345Kv                                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Canton Central-Hanna-Tidd 345Kv Line                                                       Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Hanna-Highland 345Kv Line                                                                  Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Hanna-Juniper 345Kv Line                                                                   Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Highland- Mansfield 345Kv Line                                                             Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Highland-Shenango 345Kv Line                                                               Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Juniper-Star 345Kv Line                                                                    Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Sammis Highland 345Kv Line                                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Sammis-South Canton 345Kv Line                                                             Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Sammis-Star 345Kv Line                                                                     Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Sammis-Wylie Ridge 345Kv Line                                                              Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     South Canton-Star 345Kv Line                                                               Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Harding-Mansfield (Juniper-Mnsfld) 345 Kv                                                  Various Counties              Ohio
     Line
------------------------------------------------------------------------------------------------------------------------------------
     Beaver Valley Hanna 345Kv                                                                  Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Avon-Beaver No 2 345Kv Line                                                                Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Hyatt-Tangy 345Kv Line                                                                     Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Marysville-Tangy 345Kv Line                                                                Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Galion-Leaside 138Kv                                                                       Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Chamberlin - West Akron 138Kv Line                                                         Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Aetna 138Kv Line Aetna-West Akron                                                          Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     American Steel Foundries 138Kv Line                                                        Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Babcock & Wilcox (Barberton-B&W) 138Kv Line                                                Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Barberton-Cloverdale 138Kv Line                                                            Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Barberton-Star N 138Kv Line                                                                Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Barberton-Star South 138Kv Line                                                            Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Barberton-W Akron 138Kv Line                                                               Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Beaver-Brookside 138Kv Line Beaver-Brownheim                                               Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Beaver-Johnson 138Kv Line                                                                  Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Beaver-NASA 138Kv Line                                                                     Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Bluebell-Canton Central 138Kv Line                                                         Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Bluebell-Highland 138Kv Line                                                               Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Bluebell-Pidgeon 138Kv Line                                                                Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
     Boardman-Riverbend 138Kv Line                                                              Various Counties              Ohio

                                                         Ohio Edison Company

        Site                                  Address                         City                     County                 State
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
B.  ELECTRIC SUBSTATIONS
------------------------------------------------------------------------------------------------------------------------------------
    Boardman-Youngstown Sheet & Tube 138Kv Line                                                Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Brookside-Cloverdale 138Kv Line Tap To Ross                                                Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Brookside-Leaside 138Kv Line                                                               Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Brookside-Howard-O P Co 138Kv Line                                                         Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Brookside-Longview East 138Kv Line                                                         Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Brookside-Longview West 138Kv Line                                                         Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Burger-Brookside 138Kv Line                                                                Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Burger-Cloverdale No 1 138Kv Line                                                          Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Burger-Cloverdale No 2 138Kv Line                                                          Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Burger-Cloverdale No 3 138Kv Line                                                          Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Burger-Longview 138Kv Line                                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Canton Central-Cloverdale 138Kv Line                                                       Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Central-Niles 138Kv Line                                                                   Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Central-Packard 138Kv Line                                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Cloverdale-Star 138Kv Line                                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Cloverdale-Torrey-Ohio Power 138Kv Line                                                    Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Crissinger-Roberts 138Kv Line                                                              Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Crissinger-Tangy 138Kv Line                                                                Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Darrow-Hanna 138Kv Line                                                                    Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Delaware-Tangy 138Kv Line                                                                  Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    East Akron-Gilchrist 138Kv Line                                                            Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    East Akron-Hanna 138Kv Line                                                                Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    East Akron-West Ravenna 138Kv Line                                                         Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    East Springfield-Tangy 138Kv Line                                                          Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Edgewater-Beaver 138Kv Line Brownheim Jct.-                                                Various Counties              Ohio
    Beaver
------------------------------------------------------------------------------------------------------------------------------------
    Edgewater-Beaver 138Kv Line                                                                Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Edgewater-USS 138Kv Line                                                                   Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Empire 138Kv Line                                                                          Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Evergreen-Highland West No 1 138Kv Line                                                    Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Evergreen-Highland West No 2 138Kv Line                                                    Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Evergreen-Highland West No 3 138Kv Line                                                    Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Evergreen-Ivanhoe 138Kv Line                                                               Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Firestone-S Akron 138Kv Line                                                               Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Ford 138Kv Line Greenfield-Ford Motor                                                      Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Galion-Longview 138Kv Line                                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Gallon-Roberts North 138Kv Line                                                            Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Gallon-Roberts South 138Kv Line                                                            Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    General Motors-Highland 138Kv Line                                                         Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Gates-Johnson 138Kv                                                                        Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    General Motors-Newton Falls 138Kv Line                                                     Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Gilchrist-S Akron 138Kv Line                                                               Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Greenfield-Lakeview 138Kv Line                                                             Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Greenfield-Nasa 138Kv Line                                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Greenfield-Shinrock 138Kv Line                                                             Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Hanna-Newton Falls 138Kv Line                                                              Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Hunt 138Kv Line                                                                            Various Counties              Ohio

                                                         Ohio Edison Company

        Site                                  Address                         City                     County                 State
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
B.  ELECTRIC SUBSTATIONS
------------------------------------------------------------------------------------------------------------------------------------
    Hanna-West Ravenna No 1 138Kv                                                              Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Highland-Salt Springs 138Kv Line                                                           Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Ivanhoe-Mahoningside 138Kv Line                                                            Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Ivanhoe-Packard 138Kv Line                                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Johnson-Lorain West 138Kv Line                                                             Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Johnson-USS 138Kv Line                                                                     Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Lakeview-Ottawa-Toledo Edison 138Kv Line                                                   Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Lincoln Park-Lowellville 138Kv Line                                                        Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Lincoln Park-Masury 138Kv Line                                                             Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Masury-Salt Springs 138Kv Line                                                             Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Masury-Sharon 138Kv Line Includes Crosslnd-                                                Various Counties              Ohio
    Masury
------------------------------------------------------------------------------------------------------------------------------------
    Masury-Shenango 138Kv Line                                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    National Castings 138Kv Line                                                               Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Niles-Blueball 138Kv Line                                                                  Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Niles-Evergreen 138Kv Line                                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Niles-Salt Springs 138Kv Line                                                              Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Pleasant Valley(CEI)-Akron East 138Kv Line                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Pleasant Valley(CEI)-W Akron West 138Kv Line                                               Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Pollak 138Kv Line                                                                          Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Riverbend-Salt Springs 138Kv Line                                                          Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Sammis-Boardman 138Kv Line                                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Lowellville-Sammis 138Kv                                                                   Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    East Akron-Sammis 138Kv                                                                    Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Shenango-Youngstown Sheet & Tube 138Kv Line                                                Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Dale-South Akron 138Kv                                                                     Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Star-West Akron 138Kv Line                                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Toronto-East Akron 138Kv Line                                                              Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Toronto-Lowellville 138Kv Line                                                             Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Toronto-South Akron 138Kv Line                                                             Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Wellington 138Kv Line                                                                      Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Firestone-Urban 138Kv Line                                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Beatty-London 138Kv (C&SOE)                                                                Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Star-Urban 138Kv Line                                                                      Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Beaver-Johnson 138Kv Line Beaver-Brownheim                                                 Various Counties              Ohio
    Jct
------------------------------------------------------------------------------------------------------------------------------------
    East Springfield-Tangy 138Kv Line Tap To                                                   Various Counties              Ohio
    Tangy
------------------------------------------------------------------------------------------------------------------------------------
    East Springfield-London 138Kv                                                              Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Beaver-New Departure 138Kv Line                                                            Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Greenfield-New Departure 138Kv Line                                                        Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Star-W. Medina 138Kv Line                                                                  Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    West Akron-West Medina No.1 138Kv                                                          Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Bluebell-Knox 138Kv Line                                                                   Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Burger-Knox 138Kv Line                                                                     Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Carlisle Gates 138Kv                                                                       Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Carlisle-Shinrock 138Kv Line                                                               Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Carlisle-Lorain 138Kv Line                                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Carlisle-Johnson 138Kv Line                                                                Various Counties              Ohio

                                                         Ohio Edison Company

        Site                                  Address                         City                     County                 State
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
B.  ELECTRIC SUBSTATIONS
------------------------------------------------------------------------------------------------------------------------------------
    Clark-E. Springfield 138Kv Line                                                            Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Clark-Greene 138Kv Line                                                                    Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Hanna-West Ravenna No 2 138Kv                                                              Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Masury-Maysville 138Kv Line                                                                Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Highland-Mahoningside 138Kv Line                                                           Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Chamberlin-Valley 138Kv                                                                    Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Chamberlin-Hudson East 138Kv                                                               Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Pidgeon-Sammis 138Kv Line                                                                  Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Babb-West Akron 138Kv Line                                                                 Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Cloverdale-E.Wooster 138Kv Line                                                            Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Babb-Valley 138Kv                                                                          Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Babb-East Akron 138Kv                                                                      Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Kirby-Blue Jacket 138Kv                                                                    Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Clark-Urbana 138Kv                                                                         Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Akron 69Kv Lines                                                                           Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Bay 69Kv Lines                                                                             Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    34.5Kv Future 69Kv Lines Bay                                                               Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Lake Erie 69Kv Lines                                                                       Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Mansfield 69Kv Lines                                                                       Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Marion 69Kv Lines                                                                          Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Stark 69Kv Lines                                                                           Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Springfield 69Kv Lines                                                                     Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Warren 69Kv Lines                                                                          Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Youngstown 69Kv Lines                                                                      Various Counties              Ohio
====================================================================================================================================

====================================================================================================================================
D.      ELECTRIC DISTRIBUTION SYSTEMS
------------------------------------------------------------------------------------------------------------------------------------
    Distribution Lines Akron                                                                   Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Distribution Lines Bay                                                                     Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Distribution Lines Lake Erie                                                               Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Distribution Lines Mansfield                                                               Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Distribution Lines Marion                                                                  Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Distribution Lines Springfield                                                             Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Distribution Lines Stark                                                                   Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Distribution Lines Warren                                                                  Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Distribution Lines Youngstown                                                              Various Counties              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Distribution Lines System                                                                  Various Counties              Ohio
================================================================================================================================


                                                         Ohio Edison Company

        Site                                  Address                         City                     County                 State
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
E.  OFFICE BUILDINGS, STOREHOUSES, ETC.
------------------------------------------------------------------------------------------------------------------------------------
    Ashland District Line              825 Simonton Rd.                      Ashland               Ashland County             Ohio
    Shop
------------------------------------------------------------------------------------------------------------------------------------
    Brookside Pole Yard                1239 Middle Rowsburg Rd.              Ashland               Ashland County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Jackson Line Shop                  1085 Kirk Rd.                         N.Jackson             Ashtabula County           Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Kinsmen Pole Yard                  St. Rt. #5 N.E.                       Kinsman               Ashtabula County           Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Springfield Office                 20 S. Limestone Ave.                  Springfield           Clark County               Ohio
    Building
------------------------------------------------------------------------------------------------------------------------------------
    York Street Service                420 York St                           Springfield           Clark County               Ohio
    Bulding-Springfield
------------------------------------------------------------------------------------------------------------------------------------
    Salem Line Shop-New                1441 S. Ellsworth Rd.                 Salem                 Columbiana                 Ohio
                                                                                                   County
------------------------------------------------------------------------------------------------------------------------------------
    Bellpoint Line Shop                4644 St. Rt. 257                      Ostrander             Delaware County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Vermilion Line Shop                1907 St. Rt. 80                       Vermilion             Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Bay Service Building               2508 W. Perkins Ave.                  Sandusky              Erie County                Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Sandusky Office                    237 W. Washington Row                 Sandusky              Erie County                Ohio
    Building
------------------------------------------------------------------------------------------------------------------------------------
    Norwalk Line Shop                  50 Cleveland Rd.                      Norwalk               Huron County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Eaton Line Shop                    11280 N. Avon Beldon Rd.              Eaton Twp.            Lorain County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Lake Erie Service                  6326 Lake Ave.                        Elyria                Lorain County              Ohio
    Building
------------------------------------------------------------------------------------------------------------------------------------
    Lake Erie Office                   2015 W. River Rd.                     Elyria                Lorain County              Ohio
    Building
------------------------------------------------------------------------------------------------------------------------------------
    Lorain Bill Payment                300 Broadway Ave.                     Lorain                Lorain County              Ohio
    Office
------------------------------------------------------------------------------------------------------------------------------------
    London Line Shop                   781 St. Rt. 56 S.W. Rd.               London                Madison County             Ohio
                                       #5
------------------------------------------------------------------------------------------------------------------------------------
    London Office Building             67 W. High St.                        London                Madison County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Oyster Road Service                13515 Oyster Rd.                      Alliance              Mahoning County            Ohio
    Building
------------------------------------------------------------------------------------------------------------------------------------
    Boardman Warehouse                 6415 Southern Bldg.                   Youngstown            Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Poland Line Shop                   7651 South Ave.                       Youngstown            Mahoning County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    South Avenue Service               730 South Ave.                        Youngstown            Mahoning County            Ohio
    Building
------------------------------------------------------------------------------------------------------------------------------------
    Boardman Construction              6415 Southern Blvd.                   Youngstown            Mahoning County            Ohio
    Building
------------------------------------------------------------------------------------------------------------------------------------
    Youngstown Office                  100 Federal Plaza E.                  Youngstown            Mahoning County            Ohio
    Building
------------------------------------------------------------------------------------------------------------------------------------
    Marion Service                     1040 S. Prospect St.                  Marion                Marion County              Ohio
    Building
------------------------------------------------------------------------------------------------------------------------------------
    Marion Office Building             314 W. Center St.                     Marion                Marion County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Brunswick Line Shop                1529 Substation Rd.                   Brunswick             Medina County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Medina Line Shop-New               543 Lake Rd.                          Medina                Medina County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Mt Gilead Line Shop                Vine St.                              Mt. Gilead            Morrow County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Mt Gilead Office                   58 W. High St.                        Mt. Gilead            Morrow County              Ohio
    Building
------------------------------------------------------------------------------------------------------------------------------------
    Port Clinton Service               2508 W. Perrine St.                   Port Clinton          Ottawa county              Ohio
    Building
------------------------------------------------------------------------------------------------------------------------------------
    Port Clinton Line                  1755 State St.                        Port Clinton          Ottawa County              Ohio
    Shop-New
------------------------------------------------------------------------------------------------------------------------------------
    Hartville District                 282 Rt. 43                            Hartville             Portage County             Ohio
    Pole Yard
------------------------------------------------------------------------------------------------------------------------------------
    Ravenna Line Shop                  4630 Hayes Rd.                        Ravenna               Portage County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Crestline Service                  Lincoln Ave.                          Crestline             Richland County            Ohio
    Building
------------------------------------------------------------------------------------------------------------------------------------
    Mansfield Service                  1717 Ashland Rd.                      Mansfield             Richland County            Ohio
    Building
------------------------------------------------------------------------------------------------------------------------------------
    Longview Construction              2175 Striving Rd.                     Mansfield             Richland County            Ohio
    Headquarters
------------------------------------------------------------------------------------------------------------------------------------
    Massillon Training                 1922 Genoa Rd.                        Massillon             Richland County            Ohio
    Center
------------------------------------------------------------------------------------------------------------------------------------
    Mansfield Office                   410 Park Ave.                         West                  Richland County            Ohio
    Building                                                                 Mansfield
------------------------------------------------------------------------------------------------------------------------------------
    Stark Office Building              100 Lillian Gish Blvd.                Massillon             Stark County               Ohio
                                       S.W.
------------------------------------------------------------------------------------------------------------------------------------
    Stark Service                      2600 S. Erie St.                      Massillon             Stark County               Ohio
    Building-New
------------------------------------------------------------------------------------------------------------------------------------
    ISOC (Information                  253 White Pond Dr.                    Akron                 Summit County              Ohio
    Systems Operation
    Center)
------------------------------------------------------------------------------------------------------------------------------------
    Corporate Record                   335 E. North St.                      Akron                 Summit County              Ohio
    Carter
------------------------------------------------------------------------------------------------------------------------------------
    Macedonia Line Shop                470 E. Highland Rd.                   Macedonia             Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Akron Service center               1910 W. Market St.                    Akron                 Summit County              Ohio

                                                         Ohio Edison Company

        Site                                  Address                         City                     County                 State
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
E.  OFFICE BUILDINGS, STOREHOUSES, ETC.
------------------------------------------------------------------------------------------------------------------------------------
    Barberton District                 3355 Dorthy Court                     Akron                 Summit County              Ohio
    Pole Yard
------------------------------------------------------------------------------------------------------------------------------------
    Cascade-Akron Division             1 Cascade Plaza                       Akron                 Summit County              Ohio
    Office
------------------------------------------------------------------------------------------------------------------------------------
    East Akron Maintenance             93 Fremont Ave.                       Akron                 Summit County              Ohio
    Building
------------------------------------------------------------------------------------------------------------------------------------
    North Street Service               315 E. North St.                      Akron                 Summit County              Ohio
    Building
------------------------------------------------------------------------------------------------------------------------------------
    Stow-Kent Line Shop                4238 Newcomer Rd.                     Stow                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Construction                       1910 W. Market St.                    Akron                 Summit County              Ohio
    Department Building-
    East
------------------------------------------------------------------------------------------------------------------------------------
    East Akron Record                  335 E. North St.                      Akron                 Summit County              Ohio
    Storage Warehouse
------------------------------------------------------------------------------------------------------------------------------------
    Chemical Lab-New                   1501 Commerce Rd.                     Stow                  Summit County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Warren Service                     2231 W. Market St.                    Warren                Trumbull County            Ohio
    Building
------------------------------------------------------------------------------------------------------------------------------------
    Girard Line Shop                   1752 N. State St.                     Girard                Trumbull County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Warren Office Building             280 N. Park Ave.                      Warren                Trumbull County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Rittman District Pole              238 Sterling Ave.                     Rittman               Wayne County               Ohio
    Yard
====================================================================================================================================

====================================================================================================================================
F. COMMUNICATION EQUIPMENT NOT LOCATED AT PROPERTY DESCRIBED ABOVE
====================================================================================================================================
    Loudonville Radio Base            Loudonville                         Loudonville          Ashland County            Ohio
    Station
------------------------------------------------------------------------------------------------------------------------------------
    Andover Radio Base                Stanhope-Kelloggsville Rd.          Andover              Ashtabula County          Ohio
    Station
------------------------------------------------------------------------------------------------------------------------------------
    Burger Radio Base                 57246 Ferry Landing Rd.             Shadyside            Belmont County            Ohio
    Station
------------------------------------------------------------------------------------------------------------------------------------
    Kensington Microwave              Marble Rd.                          Kensington           Carroll County            Ohio
    Repeater
------------------------------------------------------------------------------------------------------------------------------------
    Mutual Microwave                  Yankee Hill Rd.                     Mutual               Champaign County          Ohio
    Terminal
------------------------------------------------------------------------------------------------------------------------------------
    Bethel Radio Receiver             Enon Rd.                            Enon                 Clark County              Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Lincoln Park Microwave            2700 Oak St.                        Youngstown           Clark County              Ohio
    Repeater
------------------------------------------------------------------------------------------------------------------------------------
    Knox Radio Splinter               6219 Knox-School Rd.                Alliance             Columbiana County         Ohio
    Station
------------------------------------------------------------------------------------------------------------------------------------
    Salem Radio Base Station          3070 Salem-Alliance Rd.             Salem                Columbiana County         Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Erie Microwave Terminal           10204 St. Rt. 61                    Berlin Hts.          Erie County               Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Norwalk Radio Monitoring          50 Cleveland Rd.                    Norwalk              Huron County              Ohio
    Station
------------------------------------------------------------------------------------------------------------------------------------
    Knoxville Radio Base                                                  Knox Twp.            Jefferson County          Ohio
    station coal mine
------------------------------------------------------------------------------------------------------------------------------------
    Sammis Radio Base &               31251 Edison Rd., Rt. #1            Toronto              Jefferson County          Ohio
    Microwave Terminal
------------------------------------------------------------------------------------------------------------------------------------
    Baumhart Radio                    315 Helen Dr.                       Brownhelm Twp.       Lorain County             Ohio
    Monitoring Station
------------------------------------------------------------------------------------------------------------------------------------
    Bluebell Radio Base &             13515 Oyster Rd.                    Alliance             Mahoning County           Ohio
    Microwave Terminal
------------------------------------------------------------------------------------------------------------------------------------
    Jackson Radio Base                1085 Kirk Rd.                       N.Jackson            Mahoning County           Ohio
    Station
------------------------------------------------------------------------------------------------------------------------------------
    Poland Radio Control              635 Pittsburgh Rd.                  Poland               Mahoning County           Ohio
    Point
------------------------------------------------------------------------------------------------------------------------------------
    WKBN Radio Base Station           3930 Sunset Blvd.                   Youngstown           Mahoning County           Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Brunswick Radio                   1375 Substation Rd.                 Brunswick            Medina County             Ohio
    Monitoring Station
------------------------------------------------------------------------------------------------------------------------------------
    Mallet Microwave                  3575 Erhart Rd.                     Mallet Creek         Medina County             Ohio
    Repeater
------------------------------------------------------------------------------------------------------------------------------------
    Medina Radio Base                 416 S. Broadway Ave.                Medina               Medina County             Ohio
    Station
------------------------------------------------------------------------------------------------------------------------------------
    Clearfork Microwave               6980 Twp. Rd. 45                    Steam Corners        Morrow County             Ohio
    Repeater
------------------------------------------------------------------------------------------------------------------------------------
    Edison Radio Monitoring           Vine St.                            Mt. Gilead           Morrow County             Ohio
    Sta
------------------------------------------------------------------------------------------------------------------------------------
    Whetstone Radio Base              Rt. 61, 1/2 Mile N. of Mt.          Mt. Gilead           Morrow County             Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Station                           Giliad
------------------------------------------------------------------------------------------------------------------------------------
    Hanna Microwave Terminal          4650 Sandy Lake Rd.                 Ravenna              Portage County            Ohio
------------------------------------------------------------------------------------------------------------------------------------
    Streetsboro Radio Base            2053 Rt. 303                        Streetsboro          Portage County            Ohio
    Station
------------------------------------------------------------------------------------------------------------------------------------
    Suffield Microwave                887 U.S. Rt 224                     Suffield             Portage County            Ohio
    Repeater
------------------------------------------------------------------------------------------------------------------------------------
    Fairlawn Radio Base &                                                 Washington Twp.      Richland County           Ohio
    Microwave Terminal
------------------------------------------------------------------------------------------------------------------------------------
    Mansfield Radio Base              1717 Ashland Rd.                    Mansfield            Richland County           Ohio
    Station
------------------------------------------------------------------------------------------------------------------------------------
    Massillon Radio Control           1922 Genoa Rd.                      Massillon            Stark County              Ohio
    Point
------------------------------------------------------------------------------------------------------------------------------------
    Akron Microwave Terminal          76 S. Main St.                      Akron                Summit County             Ohio

                                                         Ohio Edison Company

        Site                                  Address                         City                     County                 State
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
F.  COMMUNICATION EQUIPMENT NOT LOCATED AT PROPERTY DESCRIBED ABOVE
------------------------------------------------------------------------------------------------------------------------------------
    Barberton Radio Base              248 Eighth St.                      Barberton            Summit County             Ohio
    Station
------------------------------------------------------------------------------------------------------------------------------------
    Oxford Radio Base                 309 Oxford St.                      Akron                Summit County             Ohio
    Station & Microwave
    Reflector
------------------------------------------------------------------------------------------------------------------------------------
    Portage Lakes Radio               3306 Manchester Rd.                 Akron                Summit County             Ohio
    Monitoring Station
------------------------------------------------------------------------------------------------------------------------------------
    Girard Radio Control              Off Broadway near High St.          Girard               Trumbull County           Ohio
    Point
------------------------------------------------------------------------------------------------------------------------------------
    Kinsmen Radio Base                Ridge Rd.                           Gustavus             Trumbull County           Ohio
    Station-New
------------------------------------------------------------------------------------------------------------------------------------
    Niles Telecommunication           1047 Belmont Ave.                   Niles                Trumbull County           Ohio
    Station
------------------------------------------------------------------------------------------------------------------------------------
    Union Radio Base &                Raymond Rd.                         Peoria               Union County              Ohio
    Microwave Repeater
------------------------------------------------------------------------------------------------------------------------------------
    Watkins Radio Base                                                    Millcreek Twp.       Union County              Ohio
    Station
------------------------------------------------------------------------------------------------------------------------------------
    Golden Microwave                  S.R. 83                             Congress             Wayne County              Ohio
    Repeater
====================================================================================================================================